                                      [LOGO]

Home Office:                                          Annuity Service Center:
  III United Plaza                                      United Companies Life Insurance Company
  8545 United Plaza Blvd.                               Variable Annuity Processing Center
  Baton Rouge, Louisiana 70809-2251                     P.O. Box 365
  (800) 825-7568                                        Haddam, CT 06438-0365
                                                        (800) 566-1509

                    INDIVIDUAL AND GROUP FIXED AND VARIABLE
                  DEFERRED ANNUITY CONTRACTS AND CERTIFICATES

                                   ISSUED BY

                     UNITED COMPANIES SEPARATE ACCOUNT ONE

                                      AND

                    UNITED COMPANIES LIFE INSURANCE COMPANY

     The Individual and Group Fixed and Variable Deferred Annuity Contracts and Certificates (collectively, the "Contracts") described in this Prospectus provide for accumulation of values on a fixed and variable basis and payment of annuity payments on a fixed basis. The Contracts are designed for use by individuals in retirement plans on a Qualified or Non-Qualified basis. (See "Definitions.")

     Purchase Payments for the Contracts will be allocated to a segregated investment account of United Companies Life Insurance Company (the "Company") which account has been designated United Companies Separate Account One (the "Separate Account") or to the Company's Fixed Account or Market Value Adjustment Account ("MVA Account"). Under certain circumstances, however, Purchase Payments may initially be allocated to the Scudder Money Market Sub-Account of the Separate Account. Currently, an Owner or Certificate Holder may not be invested in more than ten investment options at any time (an investment option is each Sub-Account of the Separate Account, the Fixed Account, and each MVA Account Guarantee Period). The Separate Account invests in shares of the following: MFS Variable Insurance Trust (MFS Emerging Growth Series and MFS Total Return Series); Insurance Management Series (Corporate Bond Fund, Utility Fund and U.S. Government Bond Fund); Dreyfus Stock Index Fund; Dreyfus Variable Investment Fund (Growth and Income Portfolio); Scudder Variable Life Investment Fund (Money Market Portfolio and International Portfolio); Van Eck Worldwide Insurance Trust (Gold and Natural Resources Fund); and The Alger American Fund (Alger American Growth Portfolio).

     The Contracts and Certificates are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in the Contracts is subject to risk that may cause the value of the Owner's or Certificate Holder's investment to fluctuate, and when the Contracts/Certificates are surrendered, the value may be higher or lower than the Purchase Payment.

     This Prospectus concisely sets forth the information a prospective investor should know before investing. Additional information about the Contracts and Certificates is contained in the Statement of Additional Information which is available at no charge. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information can be found on the last page of this Prospectus. For the Statement of Additional Information, call (800) 825-7568 or write to the Company's Annuity Service Center at the address listed above.

INQUIRIES: Any inquiries can be made by telephone or in writing to the Annuity Service Center listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 This Prospectus and the Statement of Additional Information are dated October
                                   13, 1995.

              This Prospectus should be kept for future reference.

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
Definitions..............................    1
Highlights...............................    4
  General................................    4
  Separate Account.......................    4
  MVA Account............................    4
  Right to Examine Period................    5
  Charges................................    5
     Contingent Deferred Sales Charge....    5
     Free Withdrawal.....................    5
     Mortality and Expense Risk Charge...    6
     Administrative Charge...............    6
     Transfer Fee........................    6
     Premium Taxes.......................    6
  Income Tax Penalty.....................    6
  Fixed Account and MVA Account..........    6
Fee Table................................    7
The Company..............................   10
The Separate Account.....................   10
Eligible Funds and Portfolios............   10
  MFS Variable Insurance Trust...........   10
     MFS Emerging Growth Series..........   10
     MFS Total Return Series.............   11
  Insurance Management Series............   11
     Corporate Bond Fund.................   11
     Utility Fund........................   11
     U.S. Government Bond Fund...........   11
  Dreyfus Stock Index Fund...............   11
  Dreyfus Variable Investment Fund.......   11
     Growth and Income Portfolio.........   11
  Scudder Variable Life Investment
     Fund................................   12
     Money Market Portfolio..............   12
     International Portfolio.............   12
  Van Eck Worldwide Insurance Trust......   12
     Gold and Natural Resources Fund.....   12
  The Alger American Fund................   12
     Alger American Growth Portfolio.....   12
  Voting Rights..........................   12
  Substitution of Securities.............   12

                                           PAGE
                                           ----
Fixed Account Options....................   13
  General................................   13
  Fixed Account Option...................   13
  MVA Account............................   13
Charges and Deductions...................   15
  Deduction for Contingent Deferred Sales
     Charge (Sales Load).................   15
  Reduction or Elimination of the
     Contingent Deferred Sales Charge....   16
  Deduction for Mortality and Expense
     Risk Charge.........................   16
  Deduction for Administrative Charge....   17
  Deduction for Transfer Fee.............   17
  Deduction for Premium and Other
     Taxes...............................   17
  Deduction for Expenses of the Eligible
     Funds...............................   18
The Contracts and Certificates...........   18
  Owner/Certificate Holder...............   18
  Joint Owners/Joint Certificate
     Holders.............................   18
  Contract Owner.........................   18
  Annuitant..............................   19
  Assignment.............................   19
Purchase Payments, Contract Value and
  Certificate Holder's Account Value.....   19
  Purchase Payment.......................   19
  Allocation of Purchase Payments........   19
  Dollar Cost Averaging..................   20
  Rebalancing............................   20
  Contract Value.........................   21
  Certificate Holder's Account Value.....   21
  Accumulation Units.....................   21
  Accumulation Unit Value................   21
Transfers................................   22
  Transfers During the Accumulation
     Period..............................   22
Withdrawals..............................   22
  Systematic Withdrawal Program..........   23
  Suspension or Deferral of Payments.....   24

                                           PAGE
                                           ----
Proceeds Payable on Death................   24
  Death of Owner or Certificate Holder
     During the Accumulation Period......   24
  Death Benefit Amount During the
     Accumulation Period.................   24
  Death Benefit Options During the
     Accumulation Period.................   25
  Death of Owner/Certificate Holder
     During the Annuity Period...........   25
  Death of Annuitant.....................   26
  Payment of Death Benefit...............   26
  Beneficiary............................   26
  Change of Beneficiary..................   26
Annuity Provisions.......................   26
  General................................   26
  Annuity Date...........................   27
  Selection or Change of an Annuity
     Option..............................   27
  Frequency and Amount of Annuity
     Payments............................   27
  Fixed Annuity..........................   27
  Annuity Options........................   27
     Option A. Life Annuity..............   27
     Option B. Life Annuity With Period
        Certain of 60, 120, 180 or 240
        Months...........................   27
     Option C. Joint and Survivor
        Annuity..........................   27
Distributor..............................   28
Administration of the Contracts and
  Certificates...........................   28
Performance Information..................   28
  Money Market Sub-Account...............   28
  Other Sub-Accounts.....................   28
Tax Status...............................   29
  General................................   29
  Diversification........................   30
  Multiple Contracts/Certificates........   31
  Tax Treatment of Assignments...........   31
  Income Tax Withholding.................   31
  Tax Treatment of Withdrawals -- Non-
     Qualified Contracts and
     Certificates........................   32
  Qualified Contracts and Certificates...   32
  Tax Treatment of
     Withdrawals -- Qualified Contracts
     and Certificates....................   33
  Contracts and Certificates Owned by
     Other than Natural Persons..........   33

                                           PAGE
                                           ----
Additional Information About the
  Company................................   34
  Selected Financial and Other Data......   34
  Business...............................   35
     Overview............................   35
     Principal Products..................   35
     Distribution........................   36
     Reinsurance.........................   36
     Life Insurance and Annuity
        Reserves.........................   37
     Investments.........................   37
     Fixed Maturity Investments..........   38
     Mortgage Loans on Real Estate.......   39
     Insurance Ratings...................   40
  Government Regulation and
     Legislation.........................   41
     General Regulation..................   41
     Regulation of Dividends and Other
        Payments.........................   41
     Insurance Regulatory Changes........   42
     Insurance Regulatory Information
        System...........................   42
     Risk-Based Capital Requirements.....   43
     Assessments Against Insurers........   43
     Regulation at Federal Level.........   43
     Competition.........................   44
  Management's Discussion and Analysis of
     Financial Condition and Results of
     Operations..........................   44
     Overview............................   44
  Results of Operations..................   46
     Three Months Ended March 31, 1995
        Compared To Three Months Ended
        March 31, 1994...................   46
     Revenues............................   46
     Expenses............................   47
     Year Ended December 31, 1994
        Compared To Year Ended December
        31, 1993.........................   48
     Revenues............................   48
     Expenses............................   50
     Year Ended December 31, 1993
        Compared To Year Ended December
        31, 1992.........................   51
     Revenues............................   51
     Expenses............................   52

                                           PAGE
                                           ----
  Asset Quality and Reserves.............   53
     Liquidity and Capital Resources.....   54
     Accounting Standards................   55
     Ratings.............................   56
     Properties..........................   56
The Company's Directors and Executive
  Officers...............................   56
Executive Compensation...................   58
     Aggregate Option Exercises in Last
        Fiscal Year and Fiscal Year-End
        1994 Option Values...............   59
Legal Proceedings........................   59
Experts..................................   59
Registration Statement...................   59
Legal Opinions...........................   60
Financial Statements.....................   60
Appendix.................................  A-1
Table of Contents of the Statement of
  Additional Information.................  S-5

                                  DEFINITIONS

ACCUMULATION PERIOD -- The period prior to the Annuity Date during which Purchase Payments may be made.

ACCUMULATION UNIT -- A unit of measure used to determine the value of the Owner's or Certificate Holder's interest in a Sub-Account of the Separate Account during the Accumulation Period.

ADJUSTED CONTRACT VALUE -- The Contract Value less any applicable Premium Tax. This amount is applied to the applicable Annuity Tables to determine Annuity Payments under an individual Contract.

AGE -- The age of any Owner, Certificate Holder or Annuitant on his/her last birthday.

ANNUITANT -- The natural person on whose life Annuity Payments to an Owner or Certificate Holder are based. On or after the Annuity Date, the Annuitant shall also include any Joint Annuitant.

ANNUITY DATE -- The date on which Annuity Payments begin.

ANNUITY OPTIONS -- Options available for Annuity Payments.

ANNUITY PAYMENTS -- The series of payments made to the Owner or Certificate Holder or any named payee after the Annuity Date under the Annuity Option selected.

ANNUITY PERIOD -- The period of time beginning with the Annuity Date during which Annuity Payments are made.

ANNUITY SERVICE CENTER -- The office indicated on the Cover Page of this Prospectus to which notices, requests and Purchase Payments must be sent. All sums payable to the Company under a Contract or any Certificate are payable only at the Annuity Service Center.

BENEFICIARY -- The person(s) or entity(ies) who will receive the death benefit payable under a Contract or Certificate.

CERTIFICATE -- The document issued to a Certificate Holder to evidence a Certificate Holder's Account established under a group Contract.

CERTIFICATE ANNIVERSARY -- An anniversary of the Certificate Issue Date.

CERTIFICATE ISSUE DATE -- The date a Certificate is issued to a Certificate Holder.

CERTIFICATE HOLDER -- A person who has established a Certificate Holder's Account under a group Contract.

CERTIFICATE HOLDER'S ACCOUNT -- A record established for each Certificate Holder to maintain values under a group Contract.

CERTIFICATE HOLDER'S ACCOUNT VALUE -- The dollar value as of any Valuation Period of all amounts accumulated in a Certificate Holder's Account.

CERTIFICATE HOLDER'S ADJUSTED ACCOUNT VALUE -- A Certificate Holder's Account Value less any applicable Premium Tax. This amount is applied to the applicable Annuity Tables to determine Annuity Payments under a Certificate.

CERTIFICATE WITHDRAWAL VALUE -- The Certificate Holder's Account Value less any applicable Premium Tax, less any Contingent Deferred Sales Charge, and plus or minus any Market Value Adjustment.

CERTIFICATE YEAR -- The first Certificate Year is the annual period which begins on the Certificate Issue Date. Subsequent Certificate Years begin on each anniversary of the Certificate Issue Date.

COMPANY -- United Companies Life Insurance Company.

CONTRACT ANNIVERSARY -- An anniversary of the Issue Date.

CONTRACT ISSUE DATE -- The date on which an individual Contract became effective.

CONTRACT OWNER -- The person or entity to which a group Contract is issued.

CONTRACT VALUE -- The dollar value as of any Valuation Period of all amounts accumulated in an individual Contract.

CONTRACT WITHDRAWAL VALUE -- The Contract Value of an individual Contract less any applicable Premium Tax, less any Contingent Deferred Sales Charge, and plus or minus any Market Value Adjustment.

CONTRACT YEAR -- The first Contract Year is the annual period which begins on the Issue Date. Subsequent Contract Years begin on each anniversary of the Issue Date.

CURRENT INTEREST RATE: -- The interest rate credited to an Owner's Contract Value or a Certificate Holder's Account Value by the Company for any given Guarantee Period in the MVA Account or the Fixed Account.

EFFECTIVE DATE -- The Effective Date of a Guarantee Period with a Current Interest Rate.

ELIGIBLE FUND -- An investment entity into which assets of the Separate Account will be invested.

FIXED ACCOUNT -- An investment option within the General Account.

FIXED ANNUITY -- A series of payments made during the Annuity Period which are guaranteed as to dollar amount by the Company.

GENERAL ACCOUNT -- The Company's general investment account which contains all the assets of the Company with the exception of the Separate Account and other segregated asset accounts.

GUARANTEE PERIOD -- The period for which the Current Interest Rate is credited in either the MVA Account or the Fixed Account.

GUARANTEED INTEREST RATE -- The interest rate credited to the Contract Value or Certificate Holder's Account Value by the Company for any given Guarantee Period.

INTEREST RATES -- All stated interest rates are effective annual yields.

MARKET VALUE ADJUSTMENT -- An adjustment to the amount withdrawn or transferred from the MVA Account prior to the end of the applicable Guarantee Period. The adjustment reflects the change in the value of the funds withdrawn or transferred due to the change in the interest rates since the beginning of the Guarantee Period.

MVA ACCOUNT -- An investment option where the Company guarantees the rate of interest for a specified period and where withdrawals or transfers may be subject to a Market Value Adjustment.

NET PURCHASE PAYMENT -- A Purchase Payment less any applicable Premium Tax.

NON-QUALIFIED CONTRACTS AND CERTIFICATES -- Contracts and Certificates issued under non-qualified plans which do not receive favorable tax treatment under
Section 408 of the Internal Revenue Code of 1986, as amended (the "Code").

OWNER -- The person or entity entitled to the ownership rights stated in an individual Contract.

PORTFOLIO -- A segment of an Eligible Fund which constitutes a separate and distinct class of shares which may also sometimes be referred to herein as a Series or a Fund.

PREMIUM TAX -- Any Premium Taxes paid to any governmental entity assessed against Purchase Payments, Contract Values under individual Contracts or Certificate Holders' Account Values.

QUALIFIED CONTRACTS AND CERTIFICATES -- Contracts and Certificates issued under qualified plans which receive favorable tax treatment under Section 408 of the Code.

SEPARATE ACCOUNT -- The Company's Separate Account designated as United Companies Separate Account One.

SUB-ACCOUNT -- Separate Account assets are divided into Sub-Accounts. Assets of each Sub-Account will be invested in shares of an Eligible Fund or a Portfolio of an Eligible Fund.

VALUATION DATE -- Each day on which the Company and the New York Stock Exchange ("NYSE") are open for business.

VALUATION PERIOD -- The period of time beginning at the close of business of the NYSE on each Valuation Date and ending at the close of business for the next succeeding Valuation Date.

WRITTEN REQUEST -- A request in writing, in a form satisfactory to the Company, which is received by the Annuity Service Center.

                                   HIGHLIGHTS

GENERAL

     The Contracts and Certificates offered by this Prospectus are combined fixed and variable deferred annuity contracts and certificates issued by the Company. Pursuant to selections made by the Owner or Certificate Holder, Net Purchase Payments are allocated to (i) the Separate Account, (ii) the Fixed Account, which is an investment option within the General Account of the Company; and (iii) the MVA Account, which is an investment option within the General Account where the Company guarantees the rate of interest for a specified period and where withdrawals or transfers may be subject to a Market Value Adjustment. Under certain circumstances, however, Net Purchase Payments may initially be allocated to the Scudder Money Market Sub-Account of the Separate Account (see "Right to Examine Period" below).

SEPARATE ACCOUNT

     The Separate Account is divided into Sub-Accounts. The Sub-Accounts invest in the following:

            MFS(R) Variable Insurance Trust(SM)
              MFS Emerging Growth Series
              MFS Total Return Series
            Insurance Management Series
              Corporate Bond Fund
              Utility Fund
              U.S. Government Bond Fund
            Dreyfus Stock Index Fund
            Dreyfus Variable Investment Fund
              Growth and Income Portfolio
            Scudder Variable Life Investment Fund
              Money Market Portfolio
              International Portfolio
            Van Eck Worldwide Insurance Trust
              Gold and Natural Resources Fund
            The Alger American Fund
              Alger American Growth Portfolio

     Owners and Certificate Holders bear the investment risk for all amounts allocated to the Separate Account.

MVA ACCOUNT

     The MVA Account offers investment options which pay fixed rates of interest declared by the Company for specified periods (currently, 3 years, 5 years and 7 years) from the date amounts are allocated to the MVA Account. Please contact the Company or the agent from whom this Prospectus was obtained for information as to currently available options.

     Such declared rates will vary from time to time but will not be less than 3% per annum, and, once established for a particular allocation, will not change during the Guarantee Period. However, withdrawals, transfers or annuitization prior to the end of the Guarantee Period may be subject to a Market Value Adjustment. Owners and Certificate Holders bear the risk that amounts reallocated within, or prematurely withdrawn, transferred or annuitized from the MVA Account prior to the end of their respective Guarantee Period could result in the Owner or Certificate Holder receiving less than the Purchase Payments or amounts so allocated.

RIGHT TO EXAMINE PERIOD

     The individual Contract or Certificate may be returned to the Company for any reason within ten (10) calendar days, or longer in states where required (thirty (30) calendar days if purchased by individuals who are 60 years of age or older in California or twenty (20) calendar days from the date of receipt with respect to the circumstances described in (c) below) after its receipt by the Owner or Certificate Holder ("Right to Examine Period"). It may be returned to the Company at its Annuity Service Center. When the Contract or Certificate is received by the Company at its Annuity Service Center, it will be voided as if it had never been in force. Upon its return, the Company will refund the Contract Value or Certificate Holder's Account Value next computed after receipt of the Contract or Certificate by the Company at its Annuity Service Center except in the following circumstances: (a) where the Contract or Certificate is purchased pursuant to an Individual Retirement Annuity; (b) in those states which require the Company to refund Purchase Payments, less withdrawals; or (c) in the case of Contracts or Certificates which are deemed by certain states to be replacing an existing annuity or insurance contract and which require the Company to refund Purchase Payments, less withdrawals. With respect to the circumstances described in (a), (b) and (c) above, the Company will refund the greater of Purchase Payments, less any withdrawals, or the Contract Value or Certificate Holder's Account Value, and will allocate initial Purchase Payments to the Scudder Money Market Sub-Account until the expiration of fifteen days from the Issue Date or Certificate Issue Date (or twenty-five days in the case of Contracts or Certificates described under (c) above). Upon the expiration of the fifteen day period (or twenty-five day period with respect to Contracts or Certificates described under (c)), the Sub-Account value of the Scudder Money Market Sub-Account will be allocated to the Separate Account, the Fixed Account and the MVA Account in accordance with the election made by the Owner or Certificate Holder at the time the Contract or Certificate is issued.

CHARGES

     CONTINGENT DEFERRED SALES CHARGE -- A Contingent Deferred Sales Charge is assessed against Purchase Payments withdrawn. The Charge is calculated at the time of each withdrawal and will be deducted from the account value remaining in an individual Contract or Certificate. The Contingent Deferred Sales Charge is based upon the length of time from receipt of Purchase Payments to the date of withdrawal. Each Purchase Payment is tracked as to its date of receipt and withdrawals thereof are determined in accordance with the following:

                       CONTINGENT DEFERRED SALES CHARGE:

  NUMBER OF COMPLETE
YEARS SINCE RECEIPT OF
   PURCHASE PAYMENTS                                                     CHARGE
-----------------------                                                  ------
     0 years............................................................   7.0%
     1 years............................................................   6.0%
     2 years............................................................   5.0%
     3 years............................................................   4.0%
     4 years............................................................   3.0%
     5 years............................................................   2.0%
     6 years............................................................   1.0%
     7 years or more....................................................   0.0%

     FREE WITHDRAWAL -- On each Contract or Certificate Anniversary, the Free Withdrawal amount is equal to the greater of: (a) the cumulative earnings in the Owner's Contract Value or the Certificate Holder's Account Value or (b) 10% of Purchase Payments as of the beginning of the current Contract or Certificate Year. On other than Contract and Certificate Anniversaries, the Free Withdrawal amount is equal to the Free Withdrawal amount at the beginning of the Contract or Certificate Year less amounts withdrawn without deduction of Contingent Deferred Sales Charges during the current Contract or Certificate Year. (See "Charges and Deductions -- Deduction for Contingent Deferred Sales Charge.")

     MORTALITY AND EXPENSE RISK CHARGE -- Each Valuation Period, the Company deducts a Mortality and Expense Risk Charge from the Separate Account which is equal, on an annual basis, to 1.45% of the average daily net asset value of each Sub-Account of the Separate Account. This Charge compensates the Company for assuming the mortality and expense risks under the Contracts and Certificates. (See "Charges and Deductions -- Deduction for Mortality and Expense Risk Charge.")

     ADMINISTRATIVE CHARGE -- Each Valuation Period, the Company deducts an Administrative Charge from the Separate Account which is equal, on an annual basis, to .15% of the average daily net asset value of each Sub-Account of the Separate Account. This Charge compensates the Company for costs associated with the administration of the Contracts, Certificates and the Separate Account. (See "Charges and Deductions -- Deduction for Administrative Charge.")

     TRANSFER FEE -- Under certain circumstances, a Transfer Fee may be assessed when an Owner or Certificate Holder transfers Contract Values or Certificate Holder's Account Values between Sub-Accounts or to or from the Fixed Account and MVA Account. (See "Charges and Deductions -- Deduction for Transfer Fee.")

     PREMIUM TAXES -- Some states and other jurisdictions assess Premium Taxes at the time Purchase Payments are made; others assess Premium Taxes at the time annuity payments begin. The Company currently deducts Premium Taxes when they are due. (See "Charges and Deductions -- Deduction for Premium and Other Taxes.")

INCOME TAX PENALTY

     There is a ten percent (10%) federal income tax penalty applied to the taxable income portion of any distribution from the individual Contracts and Certificates. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner or Certificate Holder; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to Purchase Payments made prior to August 14, 1982. For federal income tax purposes, withdrawals are deemed to be on a last-in, first-out basis. For a further discussion of the taxation of the Contracts and Certificates, see "Tax Status."

     See "Tax Status -- Diversification" for a discussion of owner control of the underlying investments in a variable annuity contract.

FIXED ACCOUNT AND MVA ACCOUNT

     Because of certain exemptive and exclusionary provisions, interests in the Fixed Account are not registered under the Securities Act of 1933 and the Fixed Account and the MVA Account are not registered as investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts, and the MVA Account is not registered under the 1940 Act, and the Company has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                     UNITED COMPANIES SEPARATE ACCOUNT ONE
                                   FEE TABLE

OWNER AND CERTIFICATE HOLDER TRANSACTION EXPENSES

Contingent Deferred Sales Charge
(see Note 1 below)

                                                NUMBER OF COMPLETE
                                              YEARS SINCE RECEIPT OF
                                                 PURCHASE PAYMENT             CHARGE
                                              -----------------------         ------
                                                      0 years                   7.0%
                                                      1 years                   6.0%
                                                      2 years                   5.0%
                                                      3 years                   4.0%
                                                      4 years                   3.0%
                                                      5 years                   2.0%
                                                      6 years                   1.0%
                                                      7 years or more           0.0%


Transfer Fee (see Note 2 below)            No charge for first 12 transfers in a
                                           Contract or Certificate Year;
                                           thereafter the fee is the lesser of
                                           $25 or 2% of the amount transferred.

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and Expense Risk Charge                                     1.45%
Administrative Charge                                                  .15%
                                                                      ----
Total Separate Account Annual Expenses                                1.60%

ELIGIBLE FUND ANNUAL EXPENSES
(as a percentage of the average daily net assets of a Portfolio)

                                                    MANAGEMENT      OTHER            TOTAL
                                                       FEES        EXPENSES     ANNUAL EXPENSES
                                                    ----------     --------     ---------------
MFS VARIABLE INSURANCE TRUST
  MFS Emerging Growth Series(a)...................     .75%          .25%            1.00%
  MFS Total Return Series(a)......................     .75%          .25%            1.00%
INSURANCE MANAGEMENT SERIES
  Corporate Bond Fund(b)..........................     .00%          .80%             .80%
  Utility Fund(c).................................     .00%          .85%             .85%
  U.S. Government Bond Fund(d)....................     .00%          .80%             .80%
DREYFUS STOCK INDEX FUND(e).......................     .14%          .26%             .40%
DREYFUS VARIABLE INVESTMENT FUND
  Growth and Income Portfolio(f)..................     .75%         1.00%            1.75%
SCUDDER VARIABLE LIFE INVESTMENT FUND
  Money Market Portfolio..........................     .37%          .19%             .56%
  International Portfolio.........................     .875%         .205%           1.08%
VAN ECK WORLDWIDE INSURANCE TRUST
  Gold and Natural Resources Fund(g)..............    1.00%          .15%            1.15%
THE ALGER AMERICAN FUND
  Alger American Growth Portfolio.................     .75%          .11%             .86%

---------------

(a) The adviser has agreed to bear expenses for the MFS Emerging Growth Series and the MFS Total Return Series such that a Series' aggregate operating expenses shall not exceed, on an annualized basis, 1.00% of the average daily net assets of the Series from November 2, 1994 through December 31, 1996, 1.25% of the average daily net assets of the Series from January 1, 1997 through December 31,

     1998, and 1.50% of the average daily net assets of the Series from January 1, 1999 through December 31, 2004; provided, however, that this obligation may be terminated or revised at any time. Absent this expense arrangement, "Other Expenses" and "Total Annual Expenses" would be 1.00% and 1.75%, respectively for the MFS Emerging Growth Series and .62% and 1.37%, respectively for the MFS Total Return Series.

(b) The adviser has voluntarily agreed to waive all or a portion of its advisory fee and reimburse expenses for the Fund so that "Total Annual Expenses" for the Corporate Bond Fund will not exceed .80% of assets. Without this waiver and reimbursement, the maximum "Management Fees" and "Total Annual Expenses" would have been .60% and 10.42%, respectively.

(c) The adviser has voluntarily agreed to waive all or a portion of its advisory fee and reimburse expenses for the Fund so that "Total Annual Expenses" for the Utility Fund will not exceed .85% of assets. Without this waiver and reimbursement, the maximum "Management Fees" and "Total Annual Expenses" would have been .75% and 55.43%, respectively.

(d) The adviser has voluntarily agreed to waive all or a portion of its advisory fee and reimburse expenses for the Fund so that "Total Annual Expenses" for the U.S. Government Bond Fund will not exceed .80% of assets. Without such waiver, the maximum "Management Fees" and "Total Annual Expenses" would have been .60% and 33.35%, respectively.

(e) The fees and expenses shown above take into account an arrangement pursuant to which the manager and/or administrator for the Dreyfus Stock Index Fund waive fees and/or assume expenses so that aggregate expenses for a fiscal year (excluding brokerage commissions, transaction fees and extraordinary expenses) do not exceed .40%. This arrangement is in effect until the manager and the administrator give Dreyfus Stock Index Fund at least 180 days' prior notice to the contrary. Absent such arrangements, the "Management Fees," "Other Expenses" and "Total Annual Expenses" would be .15%, .41% and .56%, respectively.

(f) The Growth and Income Portfolio commenced operations during 1994. The "Management Fee" shown in the table has been annualized. Fees and expenses shown for this Portfolio do not reflect waivers and expense reimbursements in effect during 1994. As of the date of this Prospectus, no waivers or expense reimbursement arrangements were in effect for this Portfolio.

(g) The expenses for the Gold and Natural Resources Fund have been restated to reflect a new advisory fee and expense reimbursement arrangement approved by the shareholders of the Fund on September 28, 1995.

EXAMPLES (SEE NOTE 4 BELOW)

     An Owner/Certificate Holder would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets: (a) if the Contract/Certificate is surrendered at the end of each time period; (b) if the Contract/Certificate is not surrendered or if the Contract/Certificate is annuitized.

                                                                           TIME PERIODS
                                                                    --------------------------
                                                                    1 YEAR             3 YEARS
                                                                    ------             -------
MFS(R) VARIABLE INSURANCE TRUST(SM)
  MFS Emerging Growth Series...............................   a)     $  96       a)     $ 131
                                                              b)     $  26       b)     $  81
  MFS Total Return Series..................................   a)     $  96       a)     $ 131
                                                              b)     $  26       b)     $  81
INSURANCE MANAGEMENT SERIES
  Corporate Bond Fund......................................   a)     $  94       a)     $ 125
                                                              b)     $  24       b)     $  75
  Utility Fund.............................................   a)     $  95       a)     $ 126
                                                              b)     $  25       b)     $  76
  U.S. Government Bond Fund................................   a)     $  94       a)     $ 125
                                                              b)     $  24       b)     $  75
DREYFUS STOCK INDEX FUND
                                                              a)     $  90       a)     $ 113
                                                              b)     $  20       b)     $  63
DREYFUS VARIABLE INVESTMENT FUND
  Growth and Income Portfolio..............................   a)     $ 104       a)     $ 153
                                                              b)     $  34       b)     $ 103
SCUDDER VARIABLE LIFE INVESTMENT FUND
  Money Market Portfolio...................................   a)     $  92       a)     $ 118
                                                              b)     $  22       b)     $  68
  International Portfolio..................................   a)     $  97       a)     $ 133
                                                              b)     $  27       b)     $  83
VAN ECK WORLDWIDE INSURANCE TRUST
  Gold and Natural Resources Fund..........................   a)     $  98       a)     $ 135
                                                              b)     $  28       b)     $  85
THE ALGER AMERICAN FUND
  Alger American Growth Portfolio..........................   a)     $  95       a)     $ 127
                                                              b)     $  25       b)     $  77

     THE ANNUAL EXPENSES OF THE ELIGIBLE FUNDS AND THE EXAMPLES ARE BASED ON DATA PROVIDED BY THE RESPECTIVE ELIGIBLE FUNDS. THE COMPANY HAS NOT INDEPENDENTLY VERIFIED SUCH DATA.

NOTES TO FEE TABLE AND EXAMPLES

     The Fee Table is provided to assist Owners and Certificate Holders in understanding the various costs and expenses that they will bear directly or indirectly. The Fee Table reflects expenses of both the Separate Account and the Eligible Funds. For more complete descriptions of the various costs and expenses involved, see "Charges and Deductions" in this Prospectus and the Prospectuses for each of the Eligible Funds. Premium Taxes may also be applicable, although they do not appear in this table.

     1. Under certain circumstances a Free Withdrawal can be made which is not subject to a Contingent Deferred Sales Charge.

     2. Transfers made at the end of the Right to Examine Contract period and any transfers made pursuant to an approved Dollar Cost Averaging Program and/or Rebalancing Program will not be counted in determining the application of the Transfer Fee.

     3. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                  THE COMPANY

     United Companies Life Insurance Company (the "Company") is a stock life insurance company domiciled in Louisiana and organized in 1955. It is currently authorized to conduct business in 47 states, the District of Columbia and Puerto Rico. The Company is a wholly-owned subsidiary of United Companies Financial Corporation. For more detailed information about the Company, see "Additional Information About the Company."

                              THE SEPARATE ACCOUNT

     The Board of Directors of the Company adopted a resolution to establish a segregated asset account pursuant to Louisiana insurance law on November 2, 1994. This segregated asset account has been designated United Companies Separate Account One (the "Separate Account"). The Company has caused the Separate Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940.

     The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to the reserves and other contract liabilities with respect to the Separate Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts and Certificates, credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. The Company's obligations arising under the Contracts and Certificates are general obligations.

     The Separate Account meets the definition of a "separate account" under federal securities laws.

     The Separate Account is divided into Sub-Accounts. Each Sub-Account invests in one Eligible Fund or a Portfolio of an Eligible Fund.

                         ELIGIBLE FUNDS AND PORTFOLIOS

     The Separate Account invests in the shares of the Eligible Funds and Portfolios as described below. The descriptions below contain a short discussion of the investment objective(s) and the investment advisers. See the Prospectuses for the Eligible Funds for more complete discussions.

     There is no assurance that the investment objective of any of the Eligible Funds or Portfolios will be met. Owners and Certificate Holders bear the complete investment risk for Purchase Payments allocated to an Eligible Fund or Portfolio. Contract Values and Certificate Holder's Account Values will fluctuate in accordance with the investment performance of the Sub-Accounts to which Purchase Payments are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts and Certificates.

     DETAILED INFORMATION ABOUT THE ELIGIBLE FUNDS IS CONTAINED IN THE ACCOMPANYING CURRENT PROSPECTUSES OF THE ELIGIBLE FUNDS. THE PROSPECTUSES OF THE ELIGIBLE FUNDS MAY CONTAIN PORTFOLIOS NOT CURRENTLY AVAILABLE IN CONNECTION WITH THE CONTRACTS AND CERTIFICATES. AN INVESTOR SHOULD CAREFULLY READ THESE PROSPECTUSES BEFORE ALLOCATING AMOUNTS TO BE INVESTED IN THE SEPARATE ACCOUNT.

     MFS VARIABLE INSURANCE TRUST -- The Trust is comprised of twelve Series, of which only the MFS Emerging Growth Series and the MFS Total Return Series are available under the Contracts and Certificates. Massachusetts Financial Services Company is the investment adviser to each Series.

          MFS EMERGING GROWTH SERIES -- The investment objective of the MFS Emerging Growth Series is to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (at least 80% of its assets under normal circumstances) in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

          MFS TOTAL RETURN SERIES -- The MFS Total Return Series' primary investment objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital and its secondary objective is to provide a reasonable opportunity for growth of capital and income, since many securities offering better than average yield may also possess growth potential. Generally, at least 40% of the Series' assets are invested in equity securities.

     INSURANCE MANAGEMENT SERIES -- The Trust has six separate Funds, of which only the Corporate Bond Fund, Utility Fund and U.S. Government Bond Fund are available under the Contracts and Certificates. Federated Advisers is the investment adviser to each Series.

          CORPORATE BOND FUND -- The investment objective of the Corporate Bond Fund is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations, which are commonly referred to as "junk bonds," and involve a significant degree of risk. Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the investment objective of high current income. Prior to investing in this Fund, purchasers are cautioned to read the sections entitled "INVESTMENT RISKS" and "REDUCING RISKS OF LOWER-RATED SECURITIES" in the Corporate Bond Fund Prospectus for information regarding the risks associated with an investment in this Fund.

          UTILITY FUND -- The investment objective of the Utility Fund is to achieve high current income and moderate capital appreciation. The Fund endeavors to achieve its objective by investing primarily in a professionally managed and diversified portfolio of equity and debt securities of utility companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of utility companies.

          U.S. GOVERNMENT BOND FUND -- The investment objective of the U.S. Government Bond Fund is to provide current income. Under normal circumstances, the Fund pursues its investment objective by investing at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities.

     DREYFUS STOCK INDEX FUND -- The investment objective of the Dreyfus Stock Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index"). The Dreyfus Stock Index Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. The Fund attempts to duplicate the investment results of the Index, which is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures and, in any event, at least 80% of the Fund's net assets will be so invested. Wells Fargo Nikko Investment Advisors serves as the Fund's index fund manager.

     DREYFUS VARIABLE INVESTMENT FUND -- The Fund is comprised of eight Portfolios, of which only the Growth and Income Portfolio is available under the Contracts and Certificates. The Dreyfus Corporation serves as the investment adviser.

          GROWTH AND INCOME PORTFOLIO -- The Growth and Income Portfolio is a nondiversified portfolio, the goal of which is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Portfolio invests in equity and debt securities and money market instruments of domestic and foreign issuers.

     SCUDDER VARIABLE LIFE INVESTMENT FUND -- The Fund is comprised of six Portfolios, of which only the Money Market Portfolio and the International Portfolio are available under the Contracts and Certificates. Scudder, Stevens & Clark, Inc. is the investment adviser to the Portfolios.

          MONEY MARKET PORTFOLIO -- The investment objective of the Money Market Portfolio is to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Money Market Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

          INTERNATIONAL PORTFOLIO -- The investment objective of the International Portfolio is long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The Portfolio does not intend to concentrate investments in any particular industry. Investing in foreign securities generally involves risks not ordinarily associated with investing in securities of domestic issuers. Purchasers are cautioned to read "POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS -- FOREIGN SECURITIES" in the Prospectus of Scudder Variable Life Investment Fund.

     VAN ECK WORLDWIDE INSURANCE TRUST -- The Trust is comprised of seven separate funds, of which only the Gold and Natural Resources Fund is available under the Contracts and Certificates. Van Eck Associates Corporation is the investment adviser to the Fund.

          GOLD AND NATURAL RESOURCES FUND -- The investment objective of the Gold and Natural Resources Fund is to seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources, such as strategic and other metals, minerals, forest products, oil, natural gas and coal. Current income is not an investment objective.

     THE ALGER AMERICAN FUND -- The Trust is comprised of six portfolios, of which only the Alger American Growth Portfolio is available under the Contracts and Certificates. Fred Alger Management, Inc. is the investment manager.

          ALGER AMERICAN GROWTH PORTFOLIO -- The investment objective of the Alger American Growth Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater.

VOTING RIGHTS

     In accordance with its view of present applicable law, the Company will vote the shares of the Eligible Funds held in the Separate Account at special meetings of the shareholders in accordance with instructions received from persons having the voting interest in the Separate Account attributable to that option. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. None of the Eligible Funds holds regular meetings of shareholders.

     The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company. Voting instructions will be solicited by written communication prior to the meeting.

SUBSTITUTION OF SECURITIES

     If the shares of an Eligible Fund (or any Portfolio within an Eligible Fund or any other Eligible Fund or Portfolio), are no longer available for investment by the Separate Account or, if in the judgment of the Company's Board of Directors, further investment in the shares should become inappropriate in view of the purpose of the Contracts or Certificates, the Company may limit further purchase of such shares or may substitute shares of another Eligible Fund or Portfolio for shares already purchased under the Contracts and Certificates. No substitution of securities may take place without prior approval of the Securities and Exchange Commission and under the requirements it may impose.

     Shares of the Eligible Funds are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and (with respect to certain of the Eligible Funds) variable life insurance policies of various life insurance companies which may or may not be affiliated. The Eligible Funds do not foresee any disadvantage to Owners and Certificate Holders arising out of the fact that the Eligible Funds offer their shares for products offered by life insurance companies which are not affiliated. Nevertheless, the Boards of Trustees or the Boards of Directors, as applicable, of the Eligible Funds intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more insurance company separate accounts might withdraw its investments in an Eligible Fund. An irreconcilable conflict might result in the withdrawal of a substantial amount of a Portfolio's assets which could adversely affect such Portfolio's net asset value per share.

                             FIXED ACCOUNT OPTIONS
GENERAL

     In addition to the Sub-Accounts of the Separate Account, Owners and Certificate Holders may also allocate Net Purchase Payments or transfer values to the Fixed Account or to the MVA Account, which are investment options within the General Account. An Owner or Certificate Holder may not be invested in more than ten investment options at any time (an investment option is each Sub-Account of the Separate Account, the Fixed Account, and each MVA Account Guarantee Period).

FIXED ACCOUNT OPTION

     There is a one year Guarantee Period available as a Fixed Account Option. An Owner or Certificate Holder may elect to allocate Net Purchase Payments to the Fixed Account. Each such allocation (to the extent it is not withdrawn, transferred or annuitized prior to the end of the one year Guarantee Period), will earn interest, compounded daily, at the Guaranteed Interest Rate. The Guaranteed Interest Rate is the interest rate credited to the Contract Value or the Certificate Holder's Account Value by the Company for the Guarantee Period. The Guaranteed Interest Rate is based on the Current Interest Rate established for the Guarantee Period. The Current Interest Rates are set at the sole discretion of the Company. Interest Rates after the first year will not change more frequently than once per Contract or Certificate Year. OWNERS BEAR THE RISK THAT CURRENT INTEREST RATES AVAILABLE AT FUTURE TIMES MAY BE MORE OR LESS THAN THOSE CURRENTLY OR INITIALLY AVAILABLE. THEY ALSO BEAR THE RISK THAT SUCH RATES MAY NOT EXCEED THE GUARANTEED MINIMUM INTEREST RATE OF 3%. Additional payments made during the Guarantee Period will all be credited with the same interest rate as the initial payment for the Guarantee Period.

     The Owner or Certificate Holder may transfer up to 25% of the Owner's Contract Value or the Certificate Holder's Account Value in the Fixed Account to the Separate Account during the Accumulation Period in any one
Contract/Certificate Year.

MVA ACCOUNT

     Net Purchase Payments may be allocated to one or more of the MVA Account Guarantee Period Options. Currently, the Company offers three MVA Account Guarantee Periods -- 3 years, 5 years and 7 years. In addition, during the Accumulation Period, Contract Values and Certificate Holder's Account Values can be transferred from the Separate Account and/or the Fixed Account to one or more of the MVA Account Guarantee Period Options on the next Contract or Certificate Anniversary. There will be an initial Current Interest Rate for the initial Guarantee Period of the MVA Account. After the initial

Guarantee Period, the Current Interest Rate for any subsequent Guarantee Period of the MVA Account may change. All interest payable under a Contract or Certificate is compounded daily. In no event will the Current Interest Rate be less than the Minimum Guaranteed Rate, prior to the application of the Market Value Adjustment.

     During the thirty (30) days prior to the end of a current Guarantee Period, the Owner or Certificate Holder may elect to renew for the same or any other Guarantee Period at the then Current Interest Rate or may elect to transfer all or a portion of the amount to the Fixed Account or to the Separate Account. Any transfer elected will be made as of the last Valuation Date of a current Guarantee Period and will not be subject to the Market Value Adjustment.

     If the Owner or Certificate Holder does not specify a Guarantee Period at the time of renewal, the Company will select the same Guarantee Period as has just expired, so long as such Guarantee Period does not extend beyond the latest Annuity Date that can be selected by an Owner or Certificate Holder. If such Guarantee Period does extend beyond the latest Annuity Date, the Company will choose the longest period that will not extend beyond such date. If a renewal occurs within one year of the latest Annuity Date, the Company will choose the 1-year Fixed Account Option and will credit interest up to the Annuity Date at the Current Interest Rate for the one year Guarantee Period as of the renewal date.

     The Owner or Certificate Holder may elect one or more Guarantee Periods subject to the Company's underwriting rules. Multiple Guarantee Periods are treated separately for purposes of applying the Market Value Adjustment. The Company reserves the right to credit different Current Interest Rates to the Contract Value or the Certificate Holder's Account Value attributable:

     1. to different Guarantee Periods; and

     2. to Guarantee Periods of the same duration with different Effective
Dates.

     The Owner or Certificate Holder may upon Written Request change to any Guarantee Period then being offered by the Company with respect to the Contracts and Certificates. The Market Value Adjustment will apply to a change made at any time other than at the end of a Guarantee Period. The Market Value Adjustment will not apply to a change made at the end of a Guarantee Period if a Written Request is received by the Company within thirty (30) days prior to the end of the Guarantee Period. The Market Value Adjustment will be an addition to or deduction from the remaining amount of Contract Value or the Certificate Holder's Account Value except in the case of a full surrender.

     Except on the latest Annuity Date, any amount withdrawn, transferred or annuitized prior to the end of that Guarantee Period may be subject to a Market Value Adjustment. Owners and Certificate Holders bear the risk that amounts reallocated within, or prematurely withdrawn, transferred or annuitized from the MVA Account prior to the end of their respective Guarantee Period could result in the Owner or Certificate Holder receiving less than the Purchase Payments or amounts so allocated. The Market Value Adjustment will be calculated by multiplying the amount withdrawn, transferred or annuitized by the formula set forth below. (See the "Appendix" for examples of how the Market Value Adjustment is computed.)

     There will be no Market Value Adjustment on withdrawals from the MVA Account in the following situations: (1) payment of a death benefit under the Contract or Certificate; (2) amounts withdrawn to pay fees or charges; and (3) amounts withdrawn or transferred from the MVA Account at the end of the Guarantee Period.

     The Market Value Adjustment factor is equal to:

                           n/12
          (1 + i)
[     --------------     ]     - 1
      (1 + j + .005)
        where  i = Current Interest Rate credited to the Owner's Contract Value or the Certificate Holder's Account Value allocated to a Guarantee Period as of the beginning of the Guarantee Period.
               j = Current Interpolated U.S. Constant Maturity Treasury Rate
                   ("CITR") for the time remaining in the current Guarantee Period plus the difference between i and the corresponding CITR at the time of purchase.
               n = Number of full months remaining in the Guarantee Period.

WITHDRAWALS, TRANSFERS OR ANNUITIZATION OF AMOUNTS FROM A GUARANTEE PERIOD PRIOR TO THE END OF THAT GUARANTEE PERIOD MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT. THE MARKET VALUE ADJUSTMENT MAY BE POSITIVE OR NEGATIVE AND MAY RESULT IN THE OWNER OR CERTIFICATE HOLDER RECEIVING LESS THAN HIS OR HER PURCHASE PAYMENT OR CONTRACT VALUE/CERTIFICATE HOLDER'S ACCOUNT VALUE ALLOCATED TO THE MVA ACCOUNT.

                             CHARGES AND DEDUCTIONS

     Various charges and deductions are made from an Owner's Contract Value and a Certificate Holder's Account Value, the Separate Account and the MVA Account. These charges and deductions are:

DEDUCTION FOR CONTINGENT DEFERRED SALES CHARGE (SALES LOAD)

     The Contracts and Certificates do not provide for a front-end sales charge. However, if all or a portion of an Owner's Contract Value or a Certificate Holder's Account Value is withdrawn within the first seven Contract or Certificate Years, a Contingent Deferred Sales Charge (sales load) will be assessed. This charge reimburses the Company for expenses incurred in connection with the promotion, sale and distribution of the Contracts and Certificates. The Charge is calculated at the time of each withdrawal and will be deducted from the account value remaining in the Contract or Certificate. The Contingent Deferred Sales Charge is based upon the length of time from receipt of each Purchase Payment to the date of withdrawal. Each Purchase Payment is tracked as to its date of receipt and withdrawals thereof are determined in accordance with the following:

                       CONTINGENT DEFERRED SALES CHARGE:

Number of Complete
   Years Since
     Receipt
   of Purchase
     Payment                                                                Charge
------------------                                                          ------
     0 years..............................................................    7.0%
     1 years..............................................................    6.0%
     2 years..............................................................    5.0%
     3 years..............................................................    4.0%
     4 years..............................................................    3.0%
     5 years..............................................................    2.0%
     6 years..............................................................    1.0%
     7 years or more......................................................    0.0%

     FREE WITHDRAWAL -- On each Contract or Certificate Anniversary, the Free Withdrawal amount is equal to the greater of: (a) the cumulative earnings in the Owner's Contract Value or the Certificate Holder's Account Value or (b) 10% of Purchase Payments as of the beginning of the current Contract or Certificate Year. On other than Contract and Certificate Anniversaries, the Free Withdrawal amount is equal to the Free Withdrawal amount at the beginning of the Contract or Certificate Year less amounts withdrawn without deduction of Contingent Deferred Sales Charges during the current Contract or

Certificate Year. In the event than an Owner/Certificate Holder makes a full withdrawal, the Free Withdrawal provision is not available.

     In addition, in certain states, after the first Contract/Certificate Year, the Owner/Certificate Holder is permitted to make a total or partial withdrawal without the imposition of the Contingent Deferred Sales Charge if the Owner/Certificate Holder is confined to a skilled nursing home facility for 90 consecutive days.

REDUCTION OR ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE

     The amount of the Contingent Deferred Sales Charge may be reduced or eliminated when sales of the Contracts or Certificates are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the Contingent Deferred Sales Charge will be determined by the Company after examination of all the relevant factors such as:

          1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts or Certificates with fewer sales contacts.

          2. The total amount of Purchase Payments to be received will be considered. Per Contract or Certificate sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

          3. Any prior or existing relationship with the Company will be considered. Per Contract or Certificate sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract or Certificate with fewer sales contacts.

          4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

     If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the Contingent Deferred Sales Charge.

     The Contingent Deferred Sales Charge may be eliminated when the Contracts or Certificates are issued to an officer, director or employee of the Company or any of its affiliates. In no event will reductions or elimination of the Contingent Deferred Sales Charge be permitted where reductions or elimination will be unfairly discriminatory to any person.

DEDUCTION FOR MORTALITY AND EXPENSE RISK CHARGE

     Each Valuation Period, the Company deducts an aggregate Mortality and Expense Risk Charge from the Separate Account which is equal, on an annual basis, to 1.45% of the average daily net asset value of each Sub-Account of the Separate Account. Approximately 1.25% of the Mortality and Expense Risk Charge is for the standard death benefit and approximately .20% is for the enhanced death benefit. See "Proceeds Payable on Death -- Death Benefit Amount During the Accumulation Period." The portion of the Mortality and Expense Risk Charge attributable to the enhanced death benefit (.20%) will be assessed against Separate Account allocations pursuant to all Contracts and Certificates issued, whether or not applicable state law permits the Contract/Certificate to offer the enhanced death benefit. Therefore, purchasers of Contracts/Certificates in states where the enhanced death benefit is not permitted and who allocate Contract Value or Certificate Holder's Account Value to the Separate Account will be paying for a benefit they will not receive. The standard death benefit is available in all states where the Contract/Certificate is approved. The mortality risks assumed by the Company arise from its contractual obligation to make Annuity Payments after the Annuity Date (determined in accordance with the Annuity Option chosen by the Owner or Certificate Holder) regardless of how long all Annuitants live. This assures that neither an Annuitant's own longevity, nor an improvement in life expectancy greater than that anticipated in the mortality tables, will have any adverse effect on the Annuity Payments the Annuitant will receive under the Contract/Certificate. Further, the Company bears a mortality risk in that it guarantees the annuity purchase rates for the Annuity Options under the Contracts and Certificates. Also, the Company bears a mortality risk with respect to the death benefit and with respect to the waiver of the Contingent Deferred Sales Charge if Purchase Payments have been held in the Contract or Certificate less than seven (7) years. The expense risk assumed by the Company is that all actual expenses involved in administering the Contracts and Certificates, including Contract and Certificate maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees and the costs of other services may exceed the amount recovered from the Administrative Charge.

     If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company. The Company expects a profit from this charge.

     The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased.

     To the extent that the Contingent Deferred Sales Charge is insufficient to cover the actual costs of distribution, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to provide for any difference.

DEDUCTION FOR ADMINISTRATIVE CHARGE

     Each Valuation Period, the Company deducts an Administrative Charge from the Separate Account which is equal, on an annual basis, to .15% of the average daily net asset value of each Sub-Account of the Separate Account. This charge is to reimburse the Company for the expenses it incurs in the establishment and maintenance of the Contracts, Certificates and the Separate Account. These expenses include but are not limited to: preparation of the Contracts and Certificates, confirmations, annual reports and statements, maintenance of Owner and Certificate Holder records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Owner and Certificate Holder servicing and all accounting, valuation, regulatory and reporting requirements. Since this charge is an asset-based charge, the amount of the charge attributable to a particular Contract or Certificate may have no relationship to the administrative costs actually incurred by that Contract or Certificate. The Company does not intend to profit from this charge. This charge will be reduced to the extent that the amount of this charge is in excess of that necessary to reimburse the Company for its administrative expenses. Should this charge prove to be insufficient, the Company will not increase this charge and will incur the loss.

DEDUCTION FOR TRANSFER FEE

     An Owner or Certificate Holder may transfer all or part of the Owner's or Certificate Holder's interest in a Sub-Account, the Fixed Account or the MVA Account (subject to Fixed Account and MVA Account provisions) after the expiration of any Right to Examine Period, without the imposition of any fee or charge if there have been no more than twelve transfers made in a Contract or Certificate Year. A transfer made at the end of the Right to Examine Period from the Scudder Money Market Sub-Account will not count in determining the application of the Transfer Fee. If more than twelve transfers have been made in a Contract or Certificate Year, the Company will deduct a Transfer Fee which is equal to the lesser of $25 or 2% of the amount transferred. However, if the Owner or Certificate Holder is participating in an approved Dollar Cost Averaging Program or Rebalancing Program, such transfers are not counted toward the number of transfers for the year and are not taken into account in determining any Transfer Fee.

DEDUCTION FOR PREMIUM AND OTHER TAXES

     Any taxes, including any Premium Taxes, paid to any governmental entity relating to the Contracts and Certificates may be deducted from the Purchase Payment or Contract Value or Certificate Holder's Account Value when incurred. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Separate Account; receipt by the Company of the Purchase Payments; or commencement of Annuity Payments. The Company may, at its sole discretion, pay taxes when due and deduct that amount from the Contract Value or Certificate Holder's Account Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date. The Company's current practice is to pay any Premium Taxes when they become due and payable to the states. Premium taxes generally range from 0% to 4%.

     While the Company is not currently maintaining a provision for federal income taxes with respect to the Separate Account, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. Currently, the Company does not incur any federal income taxes as a result of the operation of the Separate Account. However, the Company reserves the right to provide for the deduction from the Separate Account for any income taxes which may be incurred as a result of the operation of the Separate Account.

     The Company will deduct any withholding taxes required by applicable law.

DEDUCTION FOR EXPENSES OF THE ELIGIBLE FUNDS

     There are other deductions from and expenses (including management fees paid to the investment advisers) paid out of the assets of the Eligible Funds which are described in the Prospectuses for the Eligible Funds.

                         THE CONTRACTS AND CERTIFICATES

OWNER/CERTIFICATE HOLDER

     The Owner or Certificate Holder has all interest and rights to amounts held in his or her Contract or amounts held in his or her Certificate Holder's Account. The Owner or Certificate Holder is the person designated as such on the Issue Date or Certificate Issue Date, unless changed.

     The Owner may change owners of the Contract at any time prior to the Annuity Date by Written Request. The Certificate Holder may change holders of the Certificate at any time prior to the Annuity Date by Written Request. A change of Owner or Certificate Holder will automatically revoke any prior designation of Owner or Certificate Holder. The change will become effective as of the date the Written Request is signed. A new designation of Owner or Certificate Holder will not apply to any payment made or action taken by the Company prior to the time it was received.

JOINT OWNERS/JOINT CERTIFICATE HOLDERS

     The Contract can be owned by Joint Owners. A Certificate may be owned by Joint Certificate Holders. If Joint Owners or Joint Certificate Holders are named, any Joint Owner or Joint Certificate Holder must be the spouse of the other Owner or Certificate Holder. Upon the death of either Owner/ Certificate Holder, the surviving Joint Owner/surviving Joint Certificate Holder will be the Primary Beneficiary. Any other Beneficiary designation will be treated as a Contingent Beneficiary unless otherwise indicated in a Written Request. Unless otherwise specified in the application for the Contract or Certificate, if there are Joint Owners/Joint Certificate Holders both signatures will be required for all Owner/ Certificate Holder transactions except telephone transfers. If the telephone transfer option is elected and there are Joint Owners or Joint Certificate Holders, either Joint Owner or Joint Certificate Holder can give telephone instructions.

CONTRACT OWNER (GROUP CONTRACTS ONLY)

     The Contract Owner has title to the group Contract. The Contract and any amounts accumulated thereunder are not subject to the claims of the Contract Owner nor any of its creditors. The Contract Owner may transfer ownership of the group Contract. Any transfer of ownership terminates the interest of any existing Contract Owner. It does not change the rights of any Certificate Holder.

ANNUITANT

     The Annuitant is the person on whose life Annuity Payments are based. The Annuitant is the person designated by the Owner or Certificate Holder at the Issue Date or Certificate Issue Date, unless changed prior to the Annuity Date. The Annuitant may not be changed on or after the Annuity Date or in a Contract or Certificate which is owned by a non-natural person. Any change of Annuitant is subject to the Company's underwriting rules then in effect.

ASSIGNMENT

     A Written Request specifying the terms of an assignment of the Contract or Certificate must be provided to the Annuity Service Center. Until the Written Request is received, the Company will not be required to take notice of or be responsible for any transfer of interest in the Contract or Certificate by assignment, agreement, or otherwise.

     The Company will not be responsible for the validity or tax consequences of any assignment. Any assignment made after the death benefit has become payable will be valid only with the Company's consent.

     If the Contract or Certificate is assigned, the Owner's or Certificate Holder's rights may only be exercised with the consent of the assignee of record.

     If the Contract or Certificate is issued pursuant to a retirement plan which receives favorable tax treatment under the provisions of Section 408 of the Code, it may not be assigned, pledged or otherwise transferred except as may be allowed under applicable law.

                     PURCHASE PAYMENTS, CONTRACT VALUE AND
                       CERTIFICATE HOLDER'S ACCOUNT VALUE

PURCHASE PAYMENT

     The initial Purchase Payment is due on the Issue Date/Certificate Issue Date. The minimum initial Purchase Payment is $5,000 (except for Qualified Contracts and Certificates, the minimum initial Purchase Payment is $2,000). The minimum subsequent Purchase Payment is $500, or if the automatic premium check option is elected $100. The maximum total Purchase Payments the Company will accept without Company approval are $250,000. The Company reserves the right to reject any application or Purchase Payment.

ALLOCATION OF PURCHASE PAYMENTS

     Net Purchase Payments are allocated to the Fixed Account and/or the MVA Account Guarantee Period and/or to one or more Sub-Accounts of the Separate Account in accordance with the selections made by the Owner or Certificate Holder. However, under certain circumstances, the Company will allocate initial Net Purchase Payments to the Scudder Money Market Sub-Account until the expiration of the Right to Examine Period. (See "Highlights -- Right to Examine Period.") The allocation of the initial Net Purchase Payment is made in accordance with the selection made by the Owner or Certificate Holder at the Issue Date or Certificate Issue Date. Unless otherwise changed by the Owner or Certificate Holder, subsequent Net Purchase Payments are allocated in the same manner as the initial Net Purchase Payment. Allocation of the Net Purchase Payment is subject to the terms and conditions imposed by the Company. CURRENTLY, THE OWNER OR CERTIFICATE HOLDER CAN SELECT UP TO TEN INVESTMENT OPTIONS, INCLUDING SUB-ACCOUNTS, THE FIXED ACCOUNT AND EACH MVA ACCOUNT GUARANTEE PERIOD. Allocations must be in whole percentages with a minimum allocation of 5% of each Purchase Payment or transfer or $500, whichever is greater.

     For initial Net Purchase Payments, if the forms required to issue a Contract or Certificate are in good order, the Company will apply the Net Purchase Payment to the Separate Account and credit the Contract or Certificate with Accumulation Units and/or to the Fixed Account or MVA Account and credit the Contract or Certificate with dollars within two business days of receipt.

     In addition to the underwriting requirements of the Company, good order means that the Company has received federal funds (monies credited to a bank's account with its regional Federal Reserve Bank). If the forms required to issue a Contract or Certificate are not in good order, the Company will attempt to get them in good order or the Company will return the forms and the Purchase Payment within five business days. The Company will not retain the Purchase Payment for more than five business days while processing incomplete forms unless it has been so authorized by the purchaser. For subsequent Net Purchase Payments, the Company will apply Net Purchase Payments to the Separate Account and credit the Contract or Certificate with Accumulation Units and/or to the Fixed Account or MVA Account and credit the Contract or Certificate with dollars as of the end of the Valuation Period during which the Purchase Payment was received in good order.

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a program which, if elected, permits an Owner or Certificate Holder to systematically transfer amounts monthly, quarterly or semi-annually from the Scudder Money Market Sub-Account or the Fixed Account to one or more Sub-Accounts. By allocating amounts on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner or Certificate Holder may be less susceptible to the impact of market fluctuations. The minimum amount which may be transferred is $50 per transfer (per Sub-Account). Transfers to the Fixed Account are not permitted. If at any time the value in the Scudder Money Market Sub-Account or the Fixed Account is insufficient to make the transfer requested, the Owner or Certificate Holder will be notified for specific instructions. The Company reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify its Dollar Cost Averaging Program.

     There is no current charge for participating in the Dollar Cost Averaging Program. However, the Company reserves the right to charge for Dollar Cost Averaging in the future. Transfers are made anytime prior to the 29th of a calendar month. Dollar Cost Averaging will begin on the first transfer date elected by the Owner or Certificate Holder following the expiration of the Right to Examine Period (if the program has been selected on the Issue Date/Certificate Issue Date). The minimum duration of participation in the Dollar Cost Averaging Program is currently at least one year. Transfers made pursuant to the Dollar Cost Averaging Program are not taken into account in determining any Transfer Fee. An Owner or Certificate Holder participating in the Dollar Cost Averaging Program may not also participate in the Rebalancing Program.

REBALANCING

     Rebalancing is a program, which if elected, provides for periodic pre-authorized automatic transfers among the Sub-Accounts pursuant to written instructions from the Owner or Certificate Holder. Such transfers are made to maintain a particular percentage allocation among the Sub-Accounts as selected by the Owner or Certificate Holder. Any amounts in the Fixed Account or the MVA Account will not be transferred pursuant to the Rebalancing Program. The Contract Value must be at least $5,000 to have transfers made pursuant to the Program. An Owner or Certificate Holder may select that Rebalancing occur on a quarterly, semi-annual or annual basis. Transfers made pursuant to the Rebalancing Program are not taken into account in determining the number of transfers per year and therefore are not counted in determining any Transfer Fee. An Owner or Certificate Holder participating in the Rebalancing Program may not also participate in the Dollar Cost Averaging Program.

CONTRACT VALUE

     The Contract Value for any Valuation Period is the sum of the Contract Value in each of the Sub-Accounts of the Separate Account and the Contract Value in the Fixed Account and the MVA Account.

     The Contract Value in a Sub-Account of the Separate Account is determined by multiplying the number of Accumulation Units allocated to the Contract Value for the Sub-Account by the Accumulation Unit Value. Withdrawals will result in the cancellation of Accumulation Units in a Sub-Account or a reduction in the value of the Fixed Account or the MVA Account, as applicable.

CERTIFICATE HOLDER'S ACCOUNT VALUE

     The Certificate Holder's Account Value for any Valuation Period is the sum of the Certificate Holder's Account Value in each of the Sub-Accounts of the Separate Account, the Certificate Holder's Account Value in the MVA Account and the Certificate Holder's Account Value in the Fixed Account.

     The Certificate Holder's Account Value in a Sub-Account of the Separate Account is determined by multiplying the number of Accumulation Units allocated to the Certificate Holder's Account Value for the Sub-Account by the Accumulation Unit Value.

     Withdrawals will result in the cancellation of Accumulation Units in a Sub-Account or a reduction in the value of the Fixed Account or the MVA Account, as applicable.

ACCUMULATION UNITS

     Accumulation Units will be used to account for all amounts allocated to or withdrawn from the Sub-Accounts of the Separate Account as a result of Net Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or cancelled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Valuation Period during which the request for the transaction is received at the Annuity Service Center.

ACCUMULATION UNIT VALUE

     The Accumulation Unit Value for each Sub-Account was arbitrarily set initially at $10. Subsequent Accumulation Unit Values for each Sub-Account are determined by multiplying the Accumulation Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Sub-Account for the current period.

     The Net Investment Factor for each Sub-Account is determined by dividing A by B and subtracting C where:

     A is (I) the net asset value per share of the Eligible Fund or Portfolios of an Eligible Fund held by the Sub-Account for the current Valuation Period; plus

            (ii) any dividend or capital gains per share declared on behalf of such Eligible Fund or Portfolio that has an ex-dividend date within the current Valuation Period; plus or minus

            (iii) the cumulative per share charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the Sub-Account.

     B is the net asset value per share of the Eligible Fund or Portfolio held by the Sub-Account for the immediately preceding Valuation Period; plus or minus the cumulative per share charge or credit for taxes reserved for the immediately preceding Valuation Date.

     C is the factor representing the cumulative unpaid charge for the Mortality and Expense Risk Charge and for the Administrative Charge.

     The Accumulation Unit Value may increase or decrease from Valuation Period to Valuation Period.

                                   TRANSFERS

TRANSFERS DURING THE ACCUMULATION PERIOD

     Subject to any limitation imposed by the Company on the number of transfers (currently, unlimited) that can be made during the Accumulation Period, the Owner or Certificate Holder may, after the expiration of the Right to Examine Period, transfer all or part of the Contract Value or Certificate Holder's Account Value in a Sub-Account, the Fixed Account or the MVA Account by Written Request without the imposition of any Transfer Fee if there have been no more than the number of free transfers (currently, twelve). All transfers are subject to the following:

          1. If more than the number of free transfers have been made in a Contract or Certificate Year, the Company will deduct a Transfer Fee for each subsequent transfer permitted. The Transfer Fee is the lesser of $25 or 2% of the amount transferred. However, if the Owner or Certificate Holder is participating in an approved Dollar Cost Averaging Program or Rebalancing Program, such transfers currently are not counted toward the number of transfers for the year and are not taken into account in determining any Transfer Fee. The Transfer Fee will be deducted from the amount which is transferred.

          2. The minimum amount which can be transferred is $250 (from any Account) or the Owner's or Certificate Holder's entire interest in any Account, if less. This requirement is waived if the transfer is made pursuant to the Dollar Cost Averaging Program. The minimum amount which must remain in each Account after a transfer is $500 per Account, or $0 if the entire amount in any Account is transferred. The maximum amount which can be transferred from the Fixed Account to the Separate Account during the Accumulation Period is 25% of the Contract Value or the Certificate Holder's Account Value in the Fixed Account in any one Contract or Certificate Year. This requirement is waived if the remaining balance in the Fixed Account is less than 25% of the original deposit to the Fixed Account and is made pursuant to the Dollar Cost Averaging Program.

          3. The Company reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privilege described above.

     Owners and Certificate Holders can elect to make transfers by telephone. To do so, Owners and Certificate Holders must complete a Written Request. The Company will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If it does not, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The Company may tape record all telephone instructions. The Company will not be liable for any loss, liability, cost or expense incurred by the Owner or Certificate Holder for acting in accordance with such telephone instructions believed to be genuine. The telephone transfer privilege may be discontinued at any time by the Company.

     If there are Joint Owners or Joint Certificate Holders, unless the Company is informed to the contrary, telephone instructions will be accepted from either of the Joint Owners or Joint Certificate Holders.

     Neither the Separate Account nor the Eligible Funds are designed for professional market timing organizations or other entities using programmed and frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Portfolio. The Company reserves the right to restrict the transfer privilege or reject any specific Purchase Payment allocation request for any person whose transactions seem to follow a timing pattern.

                                  WITHDRAWALS

     During the Accumulation Period, the Owner or Certificate Holder may, upon a Written Request, make a total or partial withdrawal of the Contract/Certificate Withdrawal Value.

     Unless the Owner or Certificate Holder instructs the Company otherwise, a partial withdrawal will be made from the Separate Account. A partial withdrawal will result in the cancellation of Accumulation Units from each applicable Sub-Account in the ratio that the Owner's Contract Value or Certificate Holder's Account Value in the Sub-Account bears to the total Contract Value or Certificate Holder's Account Value in all Sub-Accounts. The Owner or Certificate Holder must specify by Written Request in advance which Sub-Account Accumulation Units are to be cancelled if other than the above method is desired.

     A partial withdrawal from the Fixed Account or the MVA Account is made for a Contract or Certificate with Multiple Guarantee Periods by a withdrawal first from the one year Fixed Account and next from the Guarantee Period of the shortest remaining duration and then from the Guarantee Period with the earliest Effective Date where the Guarantee Periods are of the same duration. A partial withdrawal is taken first from the Contract Withdrawal Value or the Certificate Withdrawal Value for which the Free Withdrawal Provision applies and then from the Withdrawal Value for which there is no waiver. A withdrawal from the MVA Account may be subject to a Market Value Adjustment.

     The Company will pay the amount of any withdrawal from the Separate Account within seven (7) days of receipt of a request in good order unless the Suspension or Deferral of Payments provision is in effect.

     Each partial withdrawal must be for at least $500 (unless the withdrawal is made pursuant to the Systematic Withdrawal Option). The minimum Contract Value or Certificate Holder's Account Value which must remain in the Contract or Certificate after a partial withdrawal is $2,000. The minimum Contract Value or Certificate Holder's Account Value which must remain in any Account after a partial withdrawal is $500.

     Certain tax withdrawal penalties and restrictions may apply to withdrawals from the Contracts and Certificates. (See "Tax Status"). Owners and Certificate Holders should consult their own tax counsel or other tax adviser regarding any distributions.

SYSTEMATIC WITHDRAWAL PROGRAM

     The Company offers a Systematic Withdrawal Program which enables an Owner or Certificate Holder to pre-authorize a periodic exercise of the contractual withdrawal rights described above. The Systematic Withdrawal Program is available if the Owner's Contract Value or Certificate Holder's Account Value is at least $12,000 as of the Valuation Date this option is requested. The Owner, the Certificate Holder or the Company may terminate systematic withdrawals upon 30 days' prior written notice. There is currently no charge for systematic withdrawals. However, the Company reserves the right to charge for systematic withdrawals in the future. The total permitted systematic withdrawals in a Contract or Certificate Year are limited to not more than twelve. The Systematic Withdrawal Option can be exercised at any time, including during the first Contract/Certificate Year. The Systematic Withdrawal Program may not be elected if an Owner or Certificate Holder has made a prior withdrawal during the same Contract or Certificate Year. The total systematic withdrawal in a Contract or Certificate Year which can be made without incurring a Contingent Deferred Sales Charge is limited to the Free Withdrawal amount (see "Charges and Deductions -- Deduction for Contingent Deferred Sales Charge - Free Withdrawal"). However, the Free Withdrawal amount may be increased to allow systematic withdrawals to meet applicable minimum distribution requirements for Qualified Contracts and Certificates. The exercise of the systematic withdrawal plan in any Contract/Certificate Year replaces the Free Withdrawal amount which is allowable per year without incurring a Contingent Deferred Sales Charge. Any other withdrawal in a year when the Systematic Withdrawal Option has been utilized will be subject to the Contingent Deferred Sales Charge.

     Systematic withdrawals are available for Qualified and Non-Qualified Contracts and Certificates. (See "Tax Status -- Tax Treatment of
Withdrawals -- Non-Qualified Contracts and Certificates.") Certain tax penalties and restrictions may apply to systematic withdrawals from the Contracts. (See "Tax Status -- Tax

Treatment of Withdrawals -- Qualified Contracts and Certificates".) Owners and Certificate Holders entering into such a program instruct the Company to withdraw an amount specified in dollars. The minimum withdrawal amount is $100 per payment.

SUSPENSION OR DEFERRAL OF PAYMENTS

     The Company reserves the right to suspend or postpone payments from the Separate Account for a withdrawal or transfer for any period when:

     1. The New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2. Trading on the New York Stock Exchange is restricted;

     3. An emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

     4. During any other period when the Securities and Exchange Commission, by order, so permits for the protection of Owners or Certificate Holders; provided that applicable rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions described in (2) and (3) exist.

     The Company further reserves the right to postpone payments from the Fixed Account and the MVA Account for a period of up to six months.

                           PROCEEDS PAYABLE ON DEATH

DEATH OF OWNER OR CERTIFICATE HOLDER DURING THE ACCUMULATION PERIOD

     Upon the death of the Owner or Certificate Holder or Joint Owner or Joint Certificate Holder prior to the Annuity Date, the death benefit will be paid to the Beneficiary(ies) designated by the Owner or Certificate Holder. Upon the death of a Joint Owner or Joint Certificate Holder, the surviving Joint Owner or Joint Certificate Holder, if any, will be treated as the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

     A Beneficiary may request that the death benefit be paid under one of the Death Benefit Options below. If the Beneficiary is the spouse of the Owner or Certificate Holder, he or she may elect to continue the Contract or Certificate at the then current Contract Value or Certificate Holder's Account Value in his or her own name and exercise all the Owner's or Certificate Holder's rights under the Contract or Certificate.

DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PERIOD

     In states where the death benefit endorsement to the Contract/Certificate is approved, the death benefit will be the Contract Value or the Certificate Holder's Account Value in the Fixed Account and in the MVA Account plus the greater of (a), (b) or (c) where:

     (a) is the Contract Value or the Certificate Holder's Account Value in the Separate Account as of the end of the Valuation Period during which the Company receives at the Annuity Service Center both due proof of death and an election of the payment.

     (b) is the Purchase Payments allocated to the Separate Account, less any withdrawals and transfers from the Separate Account and any related Contingent Deferred Sales Charge and Transfer Fees, accumulated at 4% per annum up to the first Contract/Certificate Anniversary after the Owner/Certificate Holder attains age 75.

     (c) is the highest Reset Value up to the date of death. The Reset Value is equal to the Contract Value or the Certificate Holder's Account Value in the Separate Account on each Contract or Certificate

         Anniversary prior to the Owner or Certificate Holder attaining age 80, plus Purchase Payments made after such Contract or Certificate Anniversary and allocated to the Separate Account less any withdrawals and transfers from the Separate Account and any related Contingent Deferred Sales Charges and Transfer Fees.

     In states where the death benefit endorsement (enhanced death benefit) to the Contract/Certificate is not approved, the death benefit during the Accumulation Period will be the greater of (i) the Purchase Payments, less any withdrawals and related Contingent Deferred Sales Charges; or (ii) the Owner's Contract Value or the Certificate Holder's Account Value determined as of the end of the Valuation Period during which the Company receives both due proof of death and an election for the payment method.

     Owners/Certificate Holders should refer to their Contract/Certificate for the applicable death benefit provision.

     The portion of the Mortality and Expense Risk Charge attributable to the benefit provided by the death benefit endorsement (.20%) will be assessed against Separate Account allocations pursuant to all Contracts and Certificates issued, whether or not applicable state law permits the Contract/Certificate to offer the enhanced death benefit. Therefore, purchasers of Contracts/Certificates in states where the enhanced death benefit is not permitted and who allocate Contract Value or Certificate Holder's Account Value to the Separate Account will be paying for a benefit they will not receive. The standard death benefit provided for in the Contract/Certificate is available in all states where the Contract/Certificate is approved.

DEATH BENEFIT OPTIONS DURING THE ACCUMULATION PERIOD

     A non-spousal Beneficiary must elect the death benefit to be paid under one of the following options in the event of the death of the Owner or Certificate Holder during the Accumulation Period:

     OPTION 1 -- lump sum payment of the death benefit; or

     OPTION 2 -- the payment of the entire death benefit within 5 years of the date of the death of the Owner or Certificate Holder; or

     OPTION 3 -- payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one year of the date of death of the Owner/Certificate Holder or any Joint Owner/Joint Certificate Holder.

     Any portion of the death benefit not applied under Option 3 within one year of the date of the Owner's or Certificate Holder's death, must be distributed within five years of the date of death.

     A spousal Beneficiary may elect to continue the Contract or Certificate in his or her own name at the then current Contract Value or Certificate Holder's Account Value, elect a lump sum payment of the death benefit or apply the death benefit to an Annuity Option.

     If a lump sum payment is requested, the amount will be paid within seven
(7) days of receipt of proof of death and the election, unless the Suspension or Deferral of Payments provision is in effect.

     Payment to the Beneficiary, other than in a lump sum, may only be elected during the sixty-day period beginning with the date of receipt of proof of death.

DEATH OF OWNER/CERTIFICATE HOLDER DURING THE ANNUITY PERIOD

     If the Owner/Certificate Holder or a Joint Owner/Joint Certificate Holder, who is not the Annuitant, dies during the Annuity Period, any remaining payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at such Owner's/Certificate Holder's death. Upon the death of the Owner/Certificate Holder during the Annuity Period, the Beneficiary becomes the Owner/Certificate Holder.

DEATH OF ANNUITANT

     Upon the death of the Annuitant, who is not the Owner/Certificate Holder, during the Accumulation Period, the Owner/Certificate Holder may designate a new Annuitant, subject to the Company's underwriting rules then in effect. If no designation is made within 30 days of the death of the Annuitant, the Owner or Certificate Holder, as applicable will become the Annuitant. If the Owner or Certificate Holder is a non-natural person, the death of the Annuitant will be treated as the death of the Owner or Certificate Holder and a new Annuitant may not be designated.

     Upon the death of the Annuitant during the Annuity Period, the death benefit, if any, will be as specified in the Annuity Option elected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

PAYMENT OF DEATH BENEFIT

     The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

     1. a certified death certificate;

     2. a certified decree of a court of competent jurisdiction as to the finding of death; or

     3. any other proof satisfactory to the Company.

     All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

BENEFICIARY

     The Beneficiary designation in effect on the Issue Date or Certificate Issue Date will remain in effect until changed. The Beneficiary is entitled to receive the benefits to be paid at the death of the Owner or Certificate Holder. Unless the Owner or Certificate Holder provides otherwise, the death benefit will be paid in equal shares to the survivor(s) as follows:

     1. to the Primary Beneficiary(ies) who survive the Owner's/Certificate Holder's and/or the Annuitant's death, as applicable; or if there are none

     2. to the Contingent Beneficiary(ies) who survive the Owner's/Certificate Holder's and/or the Annuitant's death, as applicable; or if there are none

     3. to the estate of the Owner/Certificate Holder.

CHANGE OF BENEFICIARY

     Subject to the rights of any irrevocable Beneficiary(ies), the Owner or Certificate Holder may change the Primary Beneficiary(ies) or Contingent Beneficiary(ies). Any change must be made by Written Request received by the Company. The change will take effect as of the date the Written Request is signed. The Company will not be liable for any payment made or action taken before it records the change.

                               ANNUITY PROVISIONS

GENERAL

     On the Annuity Date, the Adjusted Contract Value or Adjusted Certificate Holder's Account Value, as applicable, will be applied under the Annuity Option selected by the Owner or Certificate Holder. Annuity Payments will be made on a fixed basis only.

ANNUITY DATE

     The Annuity Date is selected by the Owner/Certificate Holder on the Issue Date/Certificate Issue Date. The Annuity Date must be at least three years after the Issue Date/Certificate Issue Date. The Annuity Date may not be later than when the Annuitant reaches Age 85 or 10 years after the Issue Date/Certificate Issue Date for Annuitant issue ages after Age 75.

     Prior to the Annuity Date, the Owner/Certificate Holder, subject to the above, may change the Annuity Date by Written Request. Any change must be requested at least thirty (30) days prior to the previously selected Annuity Date and thirty (30) days prior to the new Annuity Date.

SELECTION OR CHANGE OF AN ANNUITY OPTION

     An Annuity Option is selected by Written Request by the Owner/Certificate Holder. If no Annuity Option is selected, Option B with 120 Month Guarantee will automatically be applied. Prior to the Annuity Date, the Owner or Certificate Holder can change the Annuity Option selected by Written Request. Any change must be requested at least thirty (30) days prior to the Annuity Date.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

     Annuity Payments are paid in monthly installments. The Adjusted Contract Value or the Certificate Holder's Adjusted Account Value is applied to the Annuity Table for the Annuity Options selected. If the Adjusted Contract Value or the Certificate Holder's Adjusted Account Value to be applied under an Annuity Option is less than $2,000, the Company reserves the right to make a lump sum payment in lieu of Annuity Payments. If the Annuity Payment would be or become less than $200, the Company reserves the right to reduce the frequency of payments to an interval which will result in each payment being at least $200.

FIXED ANNUITY

     The Adjusted Contract Value or the Adjusted Certificate Holder's Account Value is allocated to the General Account and the Annuity is paid as a Fixed Annuity. Unless the Owner or Certificate Holder specifies otherwise, the payee of the Annuity Payments will be the Owner or Certificate Holder.

     The Adjusted Contract Value or the Adjusted Certificate Holder's Account Value will be applied to the applicable Annuity Table contained in the Contract or Certificate based upon the Annuity Option selected by the Owner or Certificate Holder. The amount of the first payment for each $1,000 of Adjusted Contract Value or Adjusted Certificate Holder's Account Value is shown in the Annuity Tables. The dollar amount of each Fixed Annuity Payment shall be determined in accordance with Annuity Tables contained in the Contract or Certificate.

ANNUITY OPTIONS

     The following Annuity Options or any other Annuity Option acceptable to the Company may be selected:

     OPTION A. LIFE ANNUITY -- Monthly Annuity Payments during the life of the Annuitant.

     OPTION B. LIFE ANNUITY WITH PERIOD CERTAIN OF 60, 120, 180 OR 240
     MONTHS -- Monthly Annuity Payments during the lifetime of the Annuitant and in any event for sixty (60), one hundred twenty (120), one hundred eighty
     (180) or two hundred forty (240) months as selected.

     OPTION C. JOINT AND SURVIVOR ANNUITY -- Monthly Annuity Payments payable during the joint lifetime of the Annuitant and a Joint Annuitant and then during the lifetime of the survivor.

                                  DISTRIBUTOR

     United Variable Services, Inc. ("UVS"), a wholly-owned subsidiary of the Company, is the distributor of the Contracts. UVS is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc.

                ADMINISTRATION OF THE CONTRACTS AND CERTIFICATES

     While the Company has primary responsibility for all administration of the Contracts and Certificates, it has retained the services of Financial Administrative Services, Inc. ("FAS") pursuant to a Service Agreement. Such administrative services include issuance of the Contracts and Certificates and maintenance of Owner's and Certificate Holder's records. The Company pays all fees and charges of FAS. FAS serves as the administrator to various insurance companies. The Company's ability to administer the Contracts and Certificates could be adversely affected should FAS elect to terminate the Agreement.

                            PERFORMANCE INFORMATION

MONEY MARKET SUB-ACCOUNT

     From time to time, the Money Market Sub-Account of the Separate Account may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Money Market Sub-Account refers to the income generated by Contract Values or Certificate Holder's Account Values in the Money Market Sub-Account over a seven-day period ending on the date of calculation (which period will be stated in the advertisement). This income is "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Contract Value or Certificate Holder's Account Value in the Money Market Sub-Account. The "effective yield" is calculated similarly. However, when annualized, the income earned by Contract Value or Certificate Holder's Account Value is assumed to be reinvested. This results in the "effective yield" being slightly higher than the "current yield" because of the compounding effect of the assumed reinvestment. The yield figure will reflect the deduction of any asset-based charges.

OTHER SUB-ACCOUNTS

     From time to time, the Company may advertise performance data for the various other Sub-Accounts. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment medium over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that Unit by the Accumulation Unit value at the beginning of the period. This percentage figure will reflect the deduction of any asset-based charges.

     Any advertisement will also include total return figures calculated as described in the Statement of Additional Information. The total return figures reflect the deduction of any asset-based charges.

     The Company may make available yield information with respect to some of the Sub-Accounts. Such yield information will be calculated as described in the Statement of Additional Information. The yield information will reflect the deduction of any asset-based charges.

     The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

     In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the Sub-Accounts against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the underlying Portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

     In addition, the Company may, as appropriate, compare each Sub-Account's or Portfolio's performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index, which is published by the U.S. Department of Labor and measures the average change in prices over time of a fixed "market basket" of certain specified goods and services. Similar comparisons of Sub-Account and/or Portfolio performance may also be made with appropriate indices measuring the performance of a defined group of securities widely recognized by investors as representing a particular segment of the securities markets. For example, Sub-Account and/or Portfolio performance may be compared with Donoghue Money Market Institutional Averages (money market rates), Lehman Brothers Corporate Bond Index (corporate bond interest rates) or Lehman Brothers Government Bond Index (long-term U.S. Government obligation interest rates).

     The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts issued through the Separate Account with the unit values of variable annuities issued through the separate accounts of other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

     The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

     The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Atlanta and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the rankings might have been lower.

     Morningstar rates a variable annuity Sub-Account against its peers with similar investment objectives. Morningstar does not rate any Sub-Account that has less than three years of performance data. The Morningstar rankings may or may not reflect the deduction of charges. Where charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the rankings might have been lower.

                                   TAX STATUS

GENERAL

     NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS OR CERTIFICATES. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS OR CERTIFICATES MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

     Section 72 of the Code governs taxation of annuities in general. An owner is not taxed on increases in the value of a Contract or Certificate until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a Fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract or Certificate. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract or Certificate within the meaning of Section 72 of the Code. Owners, Certificate Holders, Annuitants and Beneficiaries under the Contracts and Certificates should seek competent financial advice about the tax consequences of any distributions.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

DIVERSIFICATION

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contracts or Certificates as annuity contracts would result in imposition of federal income tax to the Contract Owner or Certificate Holder with respect to earnings allocable to the Contract or Certificate prior to the receipt of payments under the Contract or Certificate. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts or Certificates meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

     On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contracts and Certificates. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     The Company intends that the Eligible Funds underlying the Contracts and Certificates will be managed by the investment adviser(s) for the Eligible Funds in such a manner as to comply with these diversification requirements.

     The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner or Certificate Holder control of the investments of the Separate Account will cause the Owner or Certificate Holder to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract or Certificate. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

     The amount of Owner or Certificate Holder control which may be exercised under the Contract/Certificate is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's/Certificate Holder's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner/Certificate Holder to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner/Certificate Holder with respect to earnings allocable to the Contract/Certificate prior to receipt of payments under the Contract/Certificate.

     In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owner or Certificate Holder being retroactively determined to be the owner of the assets of the Separate Account.

     Due to the uncertainty in this area, the Company reserves the right to modify the Contract or Certificate in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS/CERTIFICATES

     Section 72(e)(11) of the Code provides that multiple non-qualified annuity contracts and/or certificates which are issued within a calendar year to the same contract owner or certificate holder by one company or its affiliates are treated as one annuity contract and/or certificate for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts and/or certificates. Owners and Certificate Holders should consult a tax adviser prior to purchasing more than one non-qualified annuity contract and/or certificate in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

     An assignment or pledge of a Contract or Certificate may be a taxable event. Owners and Certificate Holders should therefore consult competent tax advisers should they wish to assign or pledge their Contracts or Certificates.

INCOME TAX WITHHOLDING

     All distributions or the portion thereof which is includible in the gross income of the Owner or Certificate Holder are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner or Certificate Holder, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

     Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: a) distributions for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary; or b) distributions for a specified period of 10 years or more; or
c) distributions which are required minimum distributions. Participants under such plans should consult their own tax counsel or other tax advisor regarding withholding.

TAX TREATMENT OF WITHDRAWALS -- NON-QUALIFIED CONTRACTS AND CERTIFICATES

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value or Certificate Holder's Account Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner or Certificate Holder; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or
(f) which are allocable to purchase payments made prior to August 14, 1982.

     The above information does not apply to Qualified Contracts and Certificates. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts and Certificates. (See "Tax Treatment of Withdrawals -- Qualified Contracts and Certificates," below.)

QUALIFIED CONTRACTS AND CERTIFICATES

     The Contracts and Certificates offered by this Prospectus are designed to be suitable for use as Individual Retirement Annuities (Qualified Contracts). Taxation of participants under a Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Certificate Holders, Annuitants and Beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts or Certificates issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Owners, Certificate Holders, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts and Certificates comply with applicable law. The following discussion of Qualified Contracts and Certificates is not exhaustive and is for general informational purposes only. The tax rules regarding Qualified Contracts and Certificates are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Qualified Contract or Certificate.

     Qualified Contracts and Certificates include special provisions restricting Contract and Certificate provisions that may otherwise be available as described in this Prospectus. Generally, Qualified Contracts and Certificates are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts and Certificates. (See "Tax Treatment of Withdrawals -- Qualified Contracts and Certificates," below.)

     On July 6, 1983, the Supreme Court decided in Arizona Governing Committee
v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts sold by the Company will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

     Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals -- Qualified Contracts and Certificates" below.) Under certain conditions, distributions from other IRAs and other qualified plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts and Certificates for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts and Certificates to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX TREATMENT OF WITHDRAWALS -- QUALIFIED CONTRACTS AND CERTIFICATES

     In the case of a withdrawal under a Qualified Contract or Certificate, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract/Certificate. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts and Certificates issued and qualified under Code Section 408(b) (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner/Certificate Holder or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner/Certificate Holder or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner/Certificate Holder or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner/Certificate Holder or Annuitant (as applicable) and his or her designated Beneficiary.

     Generally, distributions from a Qualified Contract/Certificate must commence no later than April 1 of the calendar year, following the year in which the Owner/Certificate Holder attains age 70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. In addition, distributions in excess of $150,000 per year may be subject to an additional 15% excise tax unless an exemption applies.

CONTRACTS AND CERTIFICATES OWNED BY OTHER THAN NATURAL PERSONS

     Generally, investment earnings on premiums for Contracts and Certificates will be taxed currently to the Owner or Certificate Holder if the Owner or Certificate Holder is a non-natural person, e.g., a corporation, or certain other entities other than tax-qualified trusts. Such Contracts or Certificates generally will not be treated as annuities for federal income tax purposes.

                    ADDITIONAL INFORMATION ABOUT THE COMPANY

SELECTED FINANCIAL AND OTHER DATA

     The selected financial data set forth below is derived from the Company's Financial Statements. The Company's Balance Sheets at December 31, 1994 and 1993, and Statements of Income, Stockholder's Equity and Cash Flows for the years ended December 31, 1994, 1993 and 1992, and notes thereto were audited by Deloitte & Touche LLP, independent certified public accountants, and are incorporated by reference herein. The Company's Financial Statements should be read in conjunction with this table and "Management's Discussion and Analysis of Financial Condition and Results of Operations." The financial information and other data set forth for the three months ended March 31, 1995 and 1994, are unaudited; however, in the opinion of the Company's management, the accompanying financial information contains all adjustments, consisting only of normal accruals necessary to present fairly the financial information for such periods. The results of operations for the three months ended March 31, 1995, may not be indicative of results of operations to be expected for the full year.

                                      THREE MONTHS ENDED
                                          MARCH 31,                                 YEAR ENDED DECEMBER 31,
                                   ------------------------    ------------------------------------------------------------------
                                      1995          1994          1994          1993          1992          1991          1990
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
                                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)
Income Statement Data:
  Net investment income..........  $   30,362    $   27,149    $  114,380    $  109,661    $  104,814    $  103,894    $   91,472
  Net insurance premiums.........       2,102         3,068        11,373        18,684        22,860        36,269        39,820
  Realized investment gains
    (losses).....................        (428)       (1,391)       (4,811)      (19,393)        1,486        (2,349)        1,329
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
        Total revenues...........      32,036        28,826       120,942       108,952       129,160       137,814       132,621
        Total expenses...........      28,866        27,247       111,862       121,317       123,695       135,737       119,468
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
  Income (loss) before income
    taxes........................       3,170         1,579         9,080       (12,365)        5,465         2,077        13,153
  Provision (benefit) for income
    taxes........................         904           555         3,194        (4,107)        1,438           173         4,384
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
        Net income (loss)........  $    2,266    $    1,024    $    5,886    $   (8,258)   $    4,027    $    1,904    $    8,769
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Balance Sheet Data -- Period End:
  Total investments(1)...........  $1,510,201    $1,434,803    $1,444,987    $1,421,130    $1,303,523    $1,164,486    $1,040,462
  Due from reinsurance...........      34,537        36,020        34,985        36,577        37,716        38,600        35,036
  Deferred policy acquisition
    costs........................      92,803        83,584        91,915        83,495        80,007        78,599        77,602
  Total assets...................   1,701,346     1,606,093     1,658,154     1,625,718     1,464,475     1,343,076     1,208,136
  Annuity reserves...............   1,440,233     1,317,878     1,425,973     1,294,983     1,147,555     1,014,649       875,346
  Policy benefit reserves........     114,413       120,777       116,501       123,328       125,177       125,908       121,324
  Total liabilities..............   1,571,172     1,470,887     1,555,975     1,482,591     1,327,610     1,211,080     1,077,202
  Stockholder's equity(1)........     130,174       135,206       102,179       143,127       136,385       132,358       130,933
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Other Data:
  Annuity sales..................  $   48,563    $   45,029    $  249,737    $  207,682    $  187,050    $  175,796    $  102,391
  Net interest spread on
    annuities....................        2.38%         2.61%         2.73%         2.20%         1.84%         1.88%         2.18%
  Investment grade bonds as % of
    invested assets..............        72.0%         64.3%         69.6%         59.6%         54.3%         25.1%         45.5%
                                    =========     =========     =========     =========     =========     =========     =========

---------------

(1) During the first quarter of 1994, the Company implemented the provisions of FASB Statement of Financial Accounting Standards No. 115 ("SFAS 115"), which revised the method of accounting for certain of the Company's investments. Prior to adoption of SFAS 115, the Company reported its investments in fixed income investments at amortized cost, adjusted for declines in value considered to be other than temporary, SFAS 115 requires the classification of securities in one of three categories: "available-for-sale," "held-to-maturity" or "trading securities." Securities classified as held-to-maturity are carried at amortized cost, whereas securities classified as trading securities or available-for-sale are recorded at fair value. Effective with the adoption of SFAS 115, the Company determined the appropriate classification of its investments and, if necessary, adjusted the carrying value of such securities accordingly as if the unrealized gains or losses had been realized. The adjustment, net of applicable income taxes, for investments classified as available-for-sale is recorded in "Net unrealized loss on securities" and is included in Stockholder's equity. In accordance with the provisions of SFAS 115, prior year investments were not restated.

                                    BUSINESS

OVERVIEW

     United Companies Life Insurance Company ("the Company"), domiciled in Louisiana and organized in 1955, is authorized to conduct business in 47 states, the District of Columbia and Puerto Rico at July 1, 1995. The primary products of the Company are deferred annuities marketed on a commission basis principally through financial institutions and independent general agents and generally sold to middle income customers seeking tax deferred insurance products, primarily to provide savings for retirement. The Company produced $250 million, $208 million and $48.6 million in sales of annuity products during the years ended December 31, 1994, and 1993 and in the three months ended March 31, 1995, respectively. At March 31, 1995, total annuity reserves were $1.4 billion. The Company intends to add variable annuity products to its annuity line of business during 1995. The Company has also focused its efforts on improving the quality and liquidity of its investment portfolio. At March 31, 1995, the invested assets of the Company consisted of $1.1 billion in investment grade fixed maturity securities (at amortized cost), $152 million of home equity first mortgage loans (which were primarily originated by its affiliate, United Companies Lending Corporation ("UC Lending")) and $155 million of commercial mortgage loans (also primarily originated by UC Lending). At March 31, 1995, the weighted average rating of its publicly traded bond portfolio was "AA," the assets allocated to investments in mortgage-backed securities were $789 million and the amount of non-investment grade publicly traded bonds in the portfolio was $21.1 million or 1.8% of the portfolio. During the first three months of 1995, the net interest spread on the Company's annuity business was 2.38% compared to 2.61% for the same period in 1994.

     Reserves for annuity policies constitute the Company's primary liabilities. The duration of these liabilities is affected by a number of factors, including interest rates, surrender penalties, ratings, public confidence in the insurance industry generally and in the Company specifically, governmental regulations and tax laws. Since insurance commissions incurred at the origination of annuity policies are generally deferred and recognized over the estimated life of the policies, any unexpected increase in surrenders of annuity contracts would require more rapid recognition of these expenses, thereby adversely impacting profitability.

     In June 1994, A.M. Best Company ("Best") reaffirmed its "A-" (Excellent) rating of the Company. Best's ratings depend in part on its analysis of an insurance company's financial strength, operating performance and claims paying ability. In addition, the Company's claims paying ability has been rated "A+" by Duff & Phelps, Inc. During 1994, Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., revised the formula used in assigning its qualified solvency ratings of insurance companies and, as a result, revised its rating assigned to the Company from "BBBq" to "BBq." The Company believes that its ratings will enable it to continue to compete successfully.

PRINCIPAL PRODUCTS

     The principal products marketed by the Company since 1978 have been deferred annuities. The average premium received during the first three months of 1995 on the sale of these policies was $22,000. The annuities typically guarantee an interest crediting rate for the first policy year. Thereafter, the interest crediting rate generally may be adjusted by the Company at any time (subject to certain minimum crediting rates stated in the policy). A policyholder is permitted at any time to withdraw all or part of the accumulated premium plus the amount of interest credited on the policy, less a surrender charge if applicable. The initial surrender charge typically ranges from 8% - 10% of the initial premium and decreases to zero during a penalty period of from five to ten years. Approximately 78% of the Company's annuity policies at March 31, 1995, were subject to a surrender penalty.

     The interest earned on the annuity policy accumulates on a tax-deferred basis until withdrawal by the policyholder. The deferred annuity policies written by the Company generally provide a death benefit equal to the amount of the accumulated premium plus accumulated interest earned less the amount of any prior withdrawals. The following table presents the Company's annuity sales by state by percent of total premiums for the periods indicated:



                                                          THREE MONTHS
                                                             ENDED         YEAR ENDED
                                                           MARCH 31,      DECEMBER 31,
    STATE                                                     1995            1994
    -----                                                  -----------    ------------
    Florida...............................................      28.5%          28.9%
    Missouri..............................................      17.5           10.3
    Louisiana.............................................       9.0           13.7
    Illinois..............................................       8.5            8.6
    Texas.................................................       6.6            5.8
    Oklahoma..............................................       3.9            6.2
    All Others............................................      26.0           26.5
                                                               -----          -----
               Total......................................     100.0%         100.0%
                                                               =====          =====

     No other state individually accounted for more than 3.9% of premium income during the period indicated.

     The increase in annuity sales in Missouri, as well as the decreases in Louisiana and Oklahoma in the first quarter of 1995 can be primarily attributed to sales results for financial institutions selling the Company's annuities in those states.

     Prior to 1992, the Company was underwriting and marketing pre-need funeral insurance products through funeral directors by an independent insurance agency but discontinued this line of business in early 1992. Credit related insurance products were underwritten and marketed primarily through financial institutions and automobile dealerships. In order to focus its operations and management on underwriting and marketing its annuity policies, the Company de-emphasized the credit insurance products and discontinued underwriting this line of business in 1993.

DISTRIBUTION

     The Company's strategy of marketing through financial institutions and independent general agents allows it to avoid substantial sales management office expense and to expand its sales efforts without significant development expense. Because financial institutions and independent general agents usually offer the products of several insurance companies, the Company must continue to provide products with competitive terms, interest crediting rates, commissions and service to both policyholders and the selling institutions and independent general agents. During 1994 and the first three months of 1995, the Company focused on expanding the independent general agent share of its distribution network. Of the annuity policies sold during 1994 and the first three months of 1995, approximately 46% and 54%, respectively, of the total dollar amount were attributable to sales by independent general agents.

REINSURANCE

     The Company generally limits the amount of insurance risk that it assumes with respect to any one insured to $100,000 and for larger policies follows industry practice of reinsuring that portion of the risk in excess of established retention limits. The Company, however, remains contingently liable for insurance ceded to reinsurers and remains liable to the policyholder in the event the reinsurer is unable to meet the obligations assumed under the reinsurance agreement. Reinsurance is currently ceded primarily to the following companies: First Capital Life Insurance Company of Louisiana (not affiliated with First Capital Holding Company of California), Aetna Life Insurance Company, Continental Assurance Company, American United Life Insurance Company and Transamerica Occidental Life Insurance Company. Each of the foregoing companies is currently rated "A+" (Superior) by Best, except Aetna Life Insurance

Company, which is rated "A" (Excellent), and First Capital Life Insurance Company of Louisiana, which is rated "B-" (Good). In the case of First Capital Life Insurance Company, the dollar amount of reserve credit taken by the Company is held in trust for the benefit of the Company.

LIFE INSURANCE AND ANNUITY RESERVES

     In accordance with applicable insurance regulations, the Company records as liabilities in its statutory financial statements actuarially determined reserves that are calculated to meet future obligations under outstanding insurance. The reserves are based on statutorily recognized methods using prescribed morbidity and mortality tables and interest rates. Reserves include unearned premiums, premium deposits, claims that have been reported but are not yet paid, claims that have been incurred but have not been reported, and claims in the process of settlement. The Company's reserves satisfy minimum statutory requirements.

     The annuity reserves reflected in the financial statements are calculated based on generally accepted accounting principles ("GAAP"). As of March 31, 1995, annuity reserves were $1.4 billion, policy benefit reserves were $114.4 million, and unearned premium reserves related to credit insurance were $3.5 million. These reserves are based upon the Company's best estimates of mortality, persistency, expenses and investment income, with appropriate provisions for adverse statistical deviation and the use of the net level premium method for all non-interest sensitive products and the retrospective deposit method for interest-sensitive products. GAAP reserves differ from statutory reserves due to the use of different assumptions regarding mortality and interest rates and the introduction of lapse assumptions into the GAAP reserve calculation. See Note 1 of Notes to Financial Statements for the years ended December 31, 1994, 1993 and 1992 for additional information regarding reserve assumptions under GAAP.

INVESTMENTS

     The investment function of the Company is overseen by an investment committee comprised of senior management, with the assistance of an outside investment advisor in the management of certain assets. The Company's investment policy seeks to achieve attractive returns on low to moderate risk portfolio of investments. These investments, primarily bonds and mortgage loans, must be within regulatory constraints to qualify as permitted assets, and within the yield, risk and maturity limitations established by the Company as necessary for meeting its objectives.

     The investment strategy continues to focus on maintaining the percentage of the Company's invested assets committed to commercial and residential mortgages and to investment grade corporate bonds and mortgage-backed securities.

     The following table sets forth, at March 31, 1995, certain information regarding the Company's invested assets:

                                                            AMORTIZED      PERCENT OF
                                                               COST          TOTAL
                                                            ----------     ----------
                                                                (IN THOUSANDS)
    Fixed Maturity Securities(1)
      U.S. Government, government agencies &
         authorities......................................  $   10,720          0.7%
      Foreign governments & other.........................      17,896          1.2
      Corporate bonds.....................................     329,291         21.3
      Mortgage-backed.....................................     789,333         51.2
                                                            ----------        -----
               Total......................................   1,147,240         74.4
                                                            ----------        -----
    Mortgage loans on real estate.........................     337,476         21.9
    Short-term investments................................      10,179          0.7
    Investment in limited partnership.....................      26,757          1.7
    Policy loans..........................................      19,763          1.3
    Common and preferred stocks...........................         833           --
                                                            ----------        -----
               Total......................................  $1,542,248        100.0%
                                                            ==========        =====

---------------

(1) Generally stated at amortized cost adjusted for permanent impairment in value. Total fair value of fixed maturities at March 31, 1995, was approximately $1.1 billion, representing net unrealized losses of $34 million.

     As reflected in the following table, the carrying value of the Company's investments classified as investment grade at March 31, 1995, was $1.1 billion or 98.1% of the fixed maturity portfolio:

                                                                                   PERCENT OF
                                         AMORTIZED        FAIR        CARRYING      CARRYING
                                            COST         VALUE         VALUE         VALUE
                                         ----------    ----------    ----------    ----------
                                                           (IN THOUSANDS)
Investment Quality(1)
  Aaa..................................  $  750,129    $  720,950    $  720,950        64.6%
  Aa...................................      20,279        20,104        20,104         1.8
  A....................................     211,457       209,545       209,425        18.8
  Baa..................................     144,286       143,310       143,919        12.9
                                         ----------    ----------    ----------    --------
Total Investment Grade.................   1,126,151     1,093,909     1,094,398        98.1
Ba and below...........................      21,089        20,595        20,795         1.9
                                         ----------    ----------    ----------    --------
           Total Fixed Maturity
             Securities................  $1,147,240    $1,114,504    $1,115,193       100.0%
                                         ==========    ==========    ==========    ========

---------------

(1) Fixed maturity investments are classified according to the ratings assigned by Moody's Investors Service, Inc., or, in the absence of such rating, by the National Association of Insurance Commissioners ("NAIC") whose ratings operate as follows: NAIC Class 1 was assumed equivalent to an "A" rating; NAIC Class 2, "BBB/Baa;" and NAIC Classes 3-6, "BB/Ba" and below.

     As a significant percentage of the Company's investment portfolio is invested in fixed rate, fixed maturity investments, the fair value of these investments is sensitive to changes in market rates of interest. In a rising interest rate environment, the fair value of these investments would be expected to decrease in value. An unanticipated increase in policy surrenders or claims could impact the Company's liquidity and require the sale of certain assets, such as bonds prior to their maturity at a loss.

FIXED MATURITY INVESTMENTS

     As of March 31, 1995, the amortized cost of the Company's fixed maturity investments totaled $1.1 billion or approximately 74.4% of the Company's invested assets. The amortized cost of fixed maturity investments at that date exceeded its fair value by approximately $34 million. During the first quarter of 1994, the Company implemented the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 115 ("SFAS 115"), which revised the method of accounting for certain of the Company's investments. Prior to adoption of SFAS 115, the Company reported its investments in bonds at amortized cost, adjusted for declines in value considered to be other than temporary. SFAS 115 requires the classification of securities in one of three categories: "available-for-sale," "held-to-maturity" or "trading." Securities classified as held-to maturity are carried at amortized cost, whereas securities classified as trading securities or available-for-sale are recorded at fair value. Effective with the adoption of SFAS 115, the Company determined the appropriate classification of its investments and, if necessary, adjusted the carrying value of such securities accordingly, as if the unrealized gains or losses had been realized. The adjustment, net of applicable income taxes, for investments classified as available-for-sale is recorded in "Net unrealized loss on securities" and is included in stockholder's equity on the balance sheet and the adjustment for investments classified as trading is recorded in "Investment income" in the statement of income. In accordance with the provisions of SFAS 115, prior year investments were not restated. The Company may for business or regulatory reasons be required to sell certain of its investments prior to maturity, and in some cases these sales may be made at times when the fair value is less than carrying value, thereby resulting in a loss in the statements of income for financial and statutory reporting purposes.

     At March 31, 1995, 46% of the Company's total invested assets were invested in mortgage-backed securities. These mortgage-backed securities consist principally of collateralized mortgage obligations and mortgage-backed pass-through securities. Mortgage-backed securities generally are collateralized by mortgages backed by GNMA, FNMA and FHLMC. Only GNMA mortgages are backed by the full faith and credit of the United States Government. Certain mortgage-backed securities are subject to significant prepayment risk. In periods of declining interest rates, mortgages may be repaid more rapidly than scheduled as individuals refinance higher-rate mortgages to take advantage of lower interest rates. As a result, holders of mortgage-backed securities may receive large prepayments on their investments that cannot be reinvested at an interest rate comparable to the rate on the prepaid mortgage. In addition to decreased investment yields, earnings could also be affected by capital gains or losses realized on these prepayments since the carrying value of securities purchased at a discount or premium may be different than the amount received upon prepayment. The Company has reduced the prepayment risk associated with mortgage-backed securities by investing in planned amortization class ("PAC") instruments. These instruments are designed to amortize in a predictable manner by shifting the primary risk of prepayment of the underlying collateral to other investors. PAC instruments represented approximately 57% of the Company's investments in mortgage-backed securities at March 31, 1995.

MORTGAGE LOANS ON REAL ESTATE

     At March 31, 1995, the Company's portfolio of loans was comprised of $170 million in first mortgage residential home equity loans and $158 million in first mortgage commercial real estate loans substantially all of which were originated by UC Lending. Since 1991, the Company has limited its investment in commercial real estate mortgage loans but will from time to time consider refinancing commercial mortgage loans sold in commercial mortgage loan securitization transactions in 1990. The principal balance of loans sold in these transactions which are scheduled to mature in 1995 is $25 million. In addition, the Company has decided to invest on a limited basis in new commercial real estate loans, substantially all of which will be originated by UC Lending. The mortgage loan portfolio of the Company is serviced by UC Lending. The Company has full credit recourse to UC Lending with respect to all home equity mortgage loans acquired from UC Lending except $2.7 million in loans that UC Lending acquired from financial institutions under the conservatorship of the Resolution Trust Corporation (the "RTC") or from the RTC as receiver of failed institutions.

     The Company purchases on an interim basis a substantial portion of the first mortgage home equity loans originated by UC Lending. These loans are typically held by the Company for short time periods (typically no longer than 90 days) and then sold back to UC Lending prior to their sale in securitization transactions. UC Lending, not the Company, retains the contingent credit risk in connection with these transactions.

     Mortgage loans are carried at amortized cost less valuation adjustments for permanently impaired value where appropriate. Commercial mortgages range in size up to approximately $2 million with an average loan size of approximately $.6 million (excluding one loan of approximately $7.5 million to a related entity). At origination, substantially all of the mortgages were on existing leased properties rather than on properties in construction or on start-up properties. The origination of commercial mortgages was, and will in the future be, subject to underwriting procedures, including: (i) maximum loan to value ratio of 75% of the property's appraised value; (ii) conservative debt coverage requirements;
(iii) on-site inspections; (iv) third-party appraisals; and (v) personal guarantees of borrowers. For these reasons, the Company does not consider its commercial loans to be high risk. The weighted average interest rate on the Company's commercial mortgage loan portfolio was 10.7% and 10.1% at March 31, 1995, and December 31, 1994, respectively.

     The Company's commercial mortgage portfolio is diversified by property type, location and borrower. The following table provides information at March 31, 1995, regarding the Company's commercial mortgage loans on real estate by property type, state and contractual maturity:

                                                                          PERCENT OF
                                                               AMOUNT       TOTAL
                                                              --------    ----------
                                                                 (IN THOUSANDS)
    Commercial Mortgage Loans by Property Type
      Retail................................................  $ 65,031        41.1%
      Office and warehouse..................................    38,750        24.5
      Office................................................    47,502        30.0
      Other.................................................     6,983         4.4
                                                              --------       -----
               Total........................................  $158,266       100.0%
                                                              ========       =====
    Commercial Mortgage Loans by State
      Florida...............................................  $ 33,798        21.3%
      Georgia...............................................    27,087        17.1
      Colorado..............................................    14,807         9.3
      Louisiana.............................................    16,719        10.7
      Texas.................................................    10,575         6.7
      Tennessee.............................................     9,166         5.8
      All others............................................    46,114        29.1
                                                              --------       -----
               Total........................................  $158,266       100.0%
                                                              ========       =====
    Commercial Mortgage Loans by Contractual Maturity
      1995..................................................  $ 12,417         7.9%
      1996..................................................    27,074        17.1
      1997..................................................    19,930        12.6
      1998..................................................    20,131        12.7
      After 1998............................................    78,714        49.7
                                                              --------       -----
               Total........................................  $158,266       100.0%
                                                              ========       =====

     At March 31, 1995, the Company owned $18.5 million of commercial properties obtained through foreclosure. For substantially all commercial mortgages which the Company has foreclosed, an independent appraisal was obtained and, if warranted, the Company established a specific reserve based on its judgment as to the amount which may not be recoverable. As of March 31, 1995, the specific reserve amounted to $4.1 million.

     The Company also establishes a general reserve for all commercial mortgages where a specific reserve or write-down has not been established. As of March 31, 1995, the general reserve amounted to $4.9 million.

INSURANCE RATINGS

     The ability of an insurance company to compete successfully depends in part on its financial strength, operating performance and claims-paying ability as rated by A.M. Best Company ("Best") and other rating agencies. As of July 1, 1995, the Company is rated "A-" (Excellent) by Best. Best's 15 categories or ratings for insurance companies currently range from "A++" (Superior) to "F" (In Liquidation). According to Best, an "A" or "A-" rating is assigned to companies which, in Best's opinion, have achieved excellent overall performance when compared to the standards of the life insurance industry and generally have demonstrated a strong ability to meet their obligations to policyholders over a long period of time. In evaluating a company's statutory financial and operating performance, Best reviews the company's statutory profitability, leverage and liquidity, as well as the company's spread of risk, quality and appropriateness of its reinsurance program, quality and diversification of assets, the adequacy of its policy reserves and surplus, capital structure and the experience and competency of its management. Best ratings are based upon factors of concern to policyholders, agents and intermediaries and are not directed toward the protection of investors.

     In addition, Duff & Phelps, Inc., another nationally recognized rating agency, has rated the Company's claim paying ability "A+." During 1994, Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., revised the formula used in assigning its qualified solvency ratings of insurance companies and, as a result, revised its rating assigned to the Company from "BBBq" to "BBq." The Company believes that its ratings will enable it to continue to compete successfully. Ratings held by the Company are important to maintaining public confidence in its ability to market its annuity products. A lower rating could materially and adversely affect the Company's ability to market its products, particularly the sale of annuities through financial institutions and could increase the surrender of its annuity policies. Both of these consequences could, depending upon the extent thereof, have a materially adverse effect on the Company's liquidity and, under certain circumstances, net income.

                     GOVERNMENT REGULATION AND LEGISLATION

GENERAL REGULATION

     The Company is subject to regulation by the State of Louisiana, its state of domicile, and the other states in which it transacts business. The laws of such states are designed for the protection of policyholders rather than securityholders. The Company is a member of a holding company system in Louisiana. All transactions within a holding company system affecting insurers must be both reasonable in relation to its outstanding liabilities and adequate for its needs. State laws also require prior notice or regulatory agency approval of changes in control of an insurer or its holding company and of material intercorporate transfers of assets within the holding company structure. Generally, under insurance holding company statutes, a state insurance authority must approve in advance the direct or indirect acquisition of 10% or more of the voting securities of an insurance company chartered in its state.

     The laws of the various states establish regulatory agencies with broad administrative powers to approve policy forms, grant and revoke licenses to transact business, regulate trade practices, license agents, and prescribe the type and amount of investments permitted. Insurance companies are required to file detailed annual statements with the state insurance regulators in each of the states in which they do business, and their business and accounts are subject to examination by such agencies at any time. In addition, insurance regulators periodically examine the insurer's financial condition, adherence to statutory account practices, and compliance with insurance department rules and regulations.

     As part of their routine regulatory oversight process, state insurance departments conduct detailed examinations periodically (generally once every three years) of the books, records and accounts of insurance companies domiciled in their states. Such examinations are generally conducted in cooperation with the departments of two or three other states under guidelines promulgated by the National Association of Insurance Commissioners ("NAIC"). The Company's last examination occurred during 1994 for the three year period ended December 31, 1993. Final reports issued by the Louisiana Commissioner of Insurance did not raise any significant issues or adjustments.

     A substantial amount of the Company's annuity policies are marketed through financial institutions. In a recent decision, the United States Supreme Court upheld the United States Comptroller of the Currency's decision to permit national banks to sell annuities in towns with more than 5,000 inhabitants.

REGULATION OF DIVIDENDS AND OTHER PAYMENTS

     As a Louisiana domiciled insurance company, the Company is subject to Louisiana requirements relating to dividends and restrictions on payments to affiliates. The Louisiana Insurance Code (the "Code") provides that no Louisiana stock insurance company shall declare and pay any dividends to its stockholders unless (i) its capital is fully paid in cash and is unimpaired and (ii) it has a surplus beyond its capital stock and the initial minimum surplus required and all other liabilities equal to 15% of its capital stock, provided that this restriction shall not apply to an insurance company when its paid-in capital and surplus exceed the minimum required by the Code by 100% or more. Additional dividend restrictions are imposed by the Louisiana Insurance Holding Company System Regulatory Law (the "Insurance Holding Company Law"). Specifically, extraordinary dividends by insurance companies are subject to a prior approval requirement by the Louisiana Commissioner of Insurance (the "Louisiana Commissioner") and an insurance company's surplus as regards policyholders following any dividends or distributions to affiliates must be reasonable to the insurance company's outstanding liabilities and adequate to its financial needs. Effective October 31, 1993, an extraordinary dividend is defined as an amount in excess of the lesser of (a) 10% of surplus as of the preceding December 31, or
(b) the net gain from operations for the preceding calendar year. The Insurance Holding Company Law also subjects all transactions between a Louisiana insurance company and its affiliates to certain fairness and reasonableness standards, and, furthermore, certain types of transactions with its affiliates are subject to prior notice to the Louisiana Insurance Commissioner who may disapprove the transaction if it is determined that such transaction does not meet certain fairness and reasonableness standards or if it may adversely affect the interests of policyholders. If insurance regulators determine that payment of a dividend or any other payment to an affiliate (such as a payment under a tax allocation agreement or for employee or other services or pursuant to a surplus debenture) would, because of the financial condition of the paying insurance company or otherwise, be hazardous to such insurance company's policyholders or creditors, the regulators may block payment of such dividend or such other payment to the affiliate that would otherwise be permitted without prior approval. Under the current statutory and regulatory scheme in Louisiana, the Company has, as of March 31, 1995, the capacity to pay dividends of $8.2 million. No dividends were paid during 1992, 1993, or 1994 in order to retain capital in the Company.

INSURANCE REGULATORY CHANGES

     The NAIC and insurance regulators have undertaken a process of re-examining existing laws and regulations and their application to insurance companies. In particular, this re-examination has focused on insurance company investment and solvency issues and, in some instances, has resulted in new interpretations of existing law, the development of new laws and the implementation of non-statutory guidelines. The NAIC has formed committees to study and formulate regulatory proposals on such diverse issues as the use of surplus debentures, accounting for reinsurance transactions and the adoption of risk-based capital rules. It is not possible to predict the future impact of changing state and federal regulation on the operations of the Company.

     Statutory filings require classifications of investments and, for periods ended prior to January 1, 1992, required the establishment of a Mandatory Securities Valuation Reserve ("MSVR"), an account designed to stabilize a company's statutory surplus against fluctuations in the market value of stocks and bonds, according to regulations prescribed by the NAIC. In December 1991, the NAIC adopted changes to its rules for establishing and maintaining reserve accounts for assets of insurance companies in financial statements prepared under statutory accounting practices. These changes became effective as of January 1, 1992, for annual statements to be filed for the year ended December 31, 1992, and thereafter. Under the revised rules, the MSVR account was replaced by an Asset Valuation Reserve ("AVR") account which consists of two main components: a "default component" to provide for future credit-related losses on fixed income investments and an "equity component" to provide for losses on all types of equity investments, including real estate. The AVR at March 31, 1995, was $21.6 million. The changes also require the establishment of a new reserve called the Interest Maintenance Reserve ("IMR"), which is a reserve for fixed income realized capital gains and losses, net of taxes, related to changes in interest rates. The IMR is required to be amortized into statutory earnings on a basis reflecting the remaining period to maturity of the fixed income securities sold. The deferred realized gains and losses included in the IMR at March 31, 1995, was $2.6 million, net of taxes.

INSURANCE REGULATORY INFORMATION SYSTEM

     The NAIC has developed the Insurance Regulatory Information System ("IRIS") which involves calculation of ratios covering eleven (11) categories of financial data with defined "usual ranges" for each category. The ratios are designed to provide regulators "early warnings" as to when a given company might warrant special attention. The Company had only one ratio outside the usual range in 1994.

RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has developed risk-based capital ("RBC") requirements for life insurance companies. The formula, which is set forth in instructions adopted by the NAIC, is designed to take into account asset risks, insurance risks, interest rate risks and other relevant risks with respect to the insurer's business. The NAIC has further provided for categorization of life insurance companies according to the extent to which they meet specified RBC thresholds, with increasing degrees of regulatory scrutiny or intervention provided for companies in categories of lesser RBC compliance. The following degrees or levels of regulatory action are triggered by certain events with respect to an insurer's RBC compliance as follows: (i) a "company action level event" (requiring the insurer to file and obtain approval of a comprehensive financial plan for the improvement of its RBC compliance); (ii) a "regulatory action level event" (resulting in, in addition to the requirement of a financial plan, regulatory actions including examination of the insurer's assets, liabilities and operations followed by an order specifying such corrective actions as are determined to be required); (iii) an "authorized control level event" (resulting in, in addition to the regulatory actions specified above, such actions as are necessary to cause the insurer to be placed under regulatory control under the applicable rehabilitation and/or liquidation statutes if deemed to be in the best interests of policyholders, creditors and the public); and (iv) a "mandatory control level event" (resulting in, on a mandatory basis, such actions as are necessary to cause the insurer to be placed under regulatory control under the applicable rehabilitation and/or liquidation statutes). The Company is adequately capitalized under the RBC requirements and believes that the thresholds will not have any significant regulatory effect on it. However, should the Company's RBC position decline in the future, its continued ability to pay dividends and the degree of regulatory supervision or control to which it is subject may be affected. At March 31, 1995, the Company's risk-based capital ratio was approximately 239%. Substantial conformance to the NAIC model legislation is necessary for a state insurance department to meet the minimum standards for accreditation by the NAIC.

ASSESSMENTS AGAINST INSURERS

     Guaranty laws exist in all states, the District of Columbia and Puerto Rico. Life insurers doing business in any of these regions can be assessed for policyholder losses incurred by insolvent life insurance companies. The amount and timing of any future assessment on the Company under these laws cannot be reasonably estimated and are beyond its control. Regulatory actions against life insurers encountering financial difficulty have prompted the various state guaranty associations to assess life insurance companies for the deemed loss. A large part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of premium taxes.

REGULATION AT FEDERAL LEVEL

     Although the federal government generally does not directly regulate the insurance business, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures that may significantly affect the insurance business include limitations on antitrust immunity, minimum solvency requirements and the removal of barriers restricting banks from engaging in the insurance and mutual fund business.

     Congress has from time to time in the past considered possible legislation that would adversely affect the federal income tax treatment of certain annuity products offered by the Company. There can be no assurance that future tax legislation will not contain provisions that may result in adverse effects on the Company's products.

COMPETITION

     As a marketer of annuity products, the Company faces intense competition. Competitors include an increasing number of insurance companies which have recently began to offer annuity products. Many of the Company's competitors are substantially larger and have more capital and other resources than the Company. Competition can take many forms including convenience in obtaining an annuity, customer service, marketing and distribution channels as well as crediting rates.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

     The following analysis should be read in conjunction with the Company's financial statements and accompanying notes presented elsewhere herein.

OVERVIEW

     United Companies Life Insurance Company ("the Company") is a wholly owned subsidiary of United Companies Financial Corporation ("UCFC"), a financial services holding company founded in 1946. UCFC focuses on its mortgage operations on the origination, sale and servicing of first mortgage, nonconventional, home equity loans; and in its insurance operations, principally on the sale of deferred annuities.

     The Company, a life insurance company domiciled in Louisiana and organized in 1955, was, as of July 1, 1995, authorized to conduct business in 47 states, the District of Columbia and Puerto Rico. The primary products of the Company are deferred annuities, marketed on a commission basis principally through financial institutions and independent agents. As of July 1, 1995, premiums for these annuities averaged approximately $22,000 per policy and are generally sold to middle income customers seeking tax deferred insurance products, primarily to provide savings for retirement.

     The Company's deferred annuity policies typically guarantee an interest crediting rate for the first policy year. Thereafter, the interest crediting rate generally may be adjusted by the Company at any time (subject to certain minimum crediting rates stated in the policy). A policyholder is permitted at any time to withdraw all or part of the accumulated premiums plus the amount of interest credited on the policy, less a surrender charge if applicable. The initial surrender charge is typically 8% - 10% of accumulated premium or accumulated value, depending on the particular contract, and decreases to zero during a penalty period of from five to ten years. Approximately 78% of the Company's deferred annuity policies at March 31, 1995, were subject to a surrender penalty.

     The interest earned on the annuity policies accumulates on a tax-deferred basis until withdrawal by the policyholder. The deferred annuity contracts written by the Company provide a death benefit equal to the amount of the accumulated premium and interest earned less the amount of any prior withdrawals.

     The Company has focused its efforts on increased annuity sales by expanding its distribution network of financial institutions and independent general agents. Expansion of the independent general agents share of its distribution network was a primary goal in 1994. As a result, those agents sold approximately 46% of the total dollar amount of annuities written in 1994 compared to 20% in 1993. Annuity sales for the first quarter of 1995 were $48.6 million compared to $45.0 million for the first quarter of 1994. In 1994, annuity sales were $250 million, compared to $208 million in 1993 and $187 million in 1992.

     Fluctuations in and the level of interest rates directly impact the operations of the Company. The average spread on the annuity business was 1.84% in 1992, and increased to 2.20% and to 2.73% during 1993 and 1994, respectively. This spread declined to 2.38% for the first quarter of 1995. This decrease can be attributed to the more favorable interest rate environment that existed in 1994 compared to the first quarter of 1995. Measures taken to improve this margin include the reduction in interest crediting rates on existing annuity contracts. Surrenders of annuity policies increased in 1994 compared to prior years and in the first quarter of 1995 compared to the first quarter of 1994 due in part to the reduction in interest rates on new and existing annuity contracts and to a rising interest rate environment and an increase in the number of annuity contracts which were beyond the surrender penalty period.

     The Company has continued its efforts to improve the quality and liquidity of its investment portfolio as the weighted average rating of the publicly traded bond portfolio was improved from "A" to "AA" in 1992, the amount of non-investment grade publicly traded bonds in the portfolio was reduced from $86.7 million or 14.7% of the bond portfolio at the end of 1990 to $18.1 million or 1.7% of the portfolio at December 31, 1994, and the assets allocated to investments in mortgage-backed securities have increased from $218 million at year-end 1990 to $790 million at December 31, 1994. At March 31, 1995, the weighted average rating of the publicly traded bond portfolio was "AA," the amortized cost of assets allocated to investments in investment grade fixed maturity securities was $337 million or 29.4% of the portfolio and in investment grade mortgage-backed securities was $789 million or 68.8% of the portfolio. At March 31, 1995, the amortized cost of the Company's holdings of non-investment grade publicly traded bonds was $21.1 million or 1.8% of the portfolio. Invested assets of the Company also include residential and commercial real estate mortgages originated and serviced by United Companies Lending Corporation ("UC Lending"), an affiliate; however, the percentage of assets invested in mortgage loans in recent years has been reduced primarily as the result of their disfavor with insurance regulatory authorities and rating agencies.

     The annuities sold by the Company are monetary in nature and therefore sensitive to changes in the interest rate environment. Profitability of the Company is directly affected by its ability to invest annuity premiums at yields above the interest crediting rates on the related policy liabilities. One of the primary financial objectives is to effectively manage this interest spread over time in changing interest rate environments. This is accomplished, in part, by adjusting the interest crediting rate paid on its existing and new annuity policies. During periods of declining interest rates, the fair value of the Company's investments, primarily fixed maturity investments, increases; however, yields earned on investments made during such periods decline. In contrast, during periods of rising interest rates, the fair value of the investment portfolio declines and the risk of policy surrenders increases. An unanticipated increase in surrenders would impact the Company's liquidity, potentially requiring the sale of certain investments prior to their maturities, which may be at a loss.

     Reserves for annuity policies constitute the Company's primary liabilities. The duration of these liabilities is affected by a number of factors, including interest rates, surrender penalties, ratings, public confidence in the insurance industry, generally, and in the Company, specifically, governmental regulations and tax laws. Since insurance commissions incurred at the origination of annuity policies are generally deferred and recognized over the estimated life of the policies, any unexpected increase in surrenders of annuity contracts would require more rapid recognition of these expenses, thereby adversely impacting profitability.

                             RESULTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 1995 COMPARED TO THREE MONTHS ENDED MARCH 31, 1994

     Net income for the three months ended March 31, 1995 was $2.3 million, compared to $1.0 million for the first three months of 1994. The increase in net income during the first three months of 1995 resulted primarily from improved investment results from the Company's interest in a limited partnership.

     The following table sets forth certain financial data for the periods indicated:

                                                            THREE MONTHS ENDED
                                                                 MARCH 31,
                                                          -----------------------
                                                           1995            1994
                                                          -------         -------
                                                              (IN THOUSANDS)
    Total revenues......................................  $32,036         $28,826
    Total expenses......................................   28,866          27,247
    Income before income taxes..........................    3,170           1,579
    Net income..........................................    2,266           1,024

REVENUES

     The following table sets forth information regarding the components of the Company's revenues for the periods indicated:

                                                            THREE MONTHS ENDED
                                                                 MARCH 31,
                                                          -----------------------
                                                           1995            1994
                                                          -------         -------
                                                              (IN THOUSANDS)
    Net investment income...............................  $30,362         $27,149
    Net insurance premiums..............................    2,102           3,068
    Realized investment losses..........................     (428)         (1,391)
                                                          -------         -------
               Total....................................  $32,036         $28,826
                                                          =======         =======

     Net investment income totaled $30.3 million on average investments of approximately $1.48 billion for the first quarter of 1995, compared to net investment income of $27.1 million on average investments of approximately $1.43 billion during the same period of 1994. At March 31, 1995, the amortized cost of the fixed income portfolio totaled $1.2 billion and was comprised principally of $789 million in investment grade mortgage-backed securities and $347 million in investment grade bonds. At March 31, 1995, the weighted average rating of the publicly traded bond portfolio, according to nationally recognized statistical rating agencies, was "AA." During 1994, the Company established a trading account for a portion of its investment portfolio invested in common stocks. At March 31, 1995, the carrying value of investments in the Company's trading account was $764,000 reflecting a $88,138 unrealized gain, which is included in investment income for the first three months of 1995.

     Interest, charges and fees on loans decreased $2.2 million in the first three months of 1995 compared to the same period of 1994. A reduction in the volume and related holding periods for home equity loans acquired by the Company from UC Lending contributed to the reduction in interest, charges, and fees on loans in 1995. At March 31, 1995, the Company's portfolio of loans was comprised of $170.3 million in first mortgage home equity loans and $176.8 million in first mortgage commercial real estate loans (including properties obtained through foreclosure), compared to $159.1 million and $175.6 million, respectively at December 31, 1994. The mortgage loan portfolio of the Company is serviced by UC Lending. The Company has full credit recourse to UC Lending with respect to all home equity mortgage loans acquired by it from UC Lending with the exception of $2.7 million in loans which UC Lending acquired from the financial institutions under conservatorship by the Resolution Trust Corporation (the "RTC") or from the RTC as receiver of failed financial institutions. Although the Company, since 1991, had limited its investment in commercial real estate loans, the Company has now decided to invest on a limited basis in new commercial real estate loans, substantially all of which will be originated by UC Lending.

     The Company estimates that non-accrual loans reduced mortgage loan interest by approximately $140,000 and $206,000 during the first three months of 1995 and 1994, respectively. During the three months ended March 31, 1995, the average amount of non-accrual loans owned by the Company was $2.7 million, compared to approximately $4.2 million during the first quarter of 1994. At March 31, 1995, the Company owned approximately $10.4 million of commercial loans which were on an accrual status, but which the Company considers as potential problem loans, compared to $8.2 million at March 31, 1994. The Company evaluates each of these commercial loans to estimate its risk of loss in the investment and provides for such loss through a charge to earnings.

     Net insurance premiums declined $1.0 million for the first three months of 1995 compared with the same period of 1994. Net insurance premiums reflect revenues associated primarily with sales of pre-need life insurance and credit insurance. Management has chosen to focus on deferred annuities, its primary product line, and on developing a variable annuity product to be introduced in 1995, and thus new sales of pre-need life insurance and credit insurance have been discontinued. The decrease in premium income reflects that decision.

     Realized investment gains and losses may vary significantly from year to year since the decision to sell investments is determined principally by considerations of investment timing and tax consequences. Realized investment gains and losses can also result from early redemption of securities at the election of the issuer (calls) and changes in write-downs and reserves.

     Realized gains and (losses) were as follows:

                                                              THREE MONTHS ENDED
                                                                   MARCH 31,
                                                             ---------------------
                                                             1995           1994
                                                             -----         -------
                                                                (IN THOUSANDS)
    From:
      Sales of fixed maturity securities...................  $  --         $    13
      Calls and maturities of fixed maturity securities....     86              77
      Sales of equity securities...........................    (13)             --
      Write-downs/reserve changes..........................   (501)         (1,481)
                                                             -----         -------
    Realized investment losses.............................  $(428)        $(1,391)
                                                             =====         =======

EXPENSES

     The following table presents the components of the Company's expenses for the periods indicated:

                                                            THREE MONTHS ENDED
                                                                 MARCH 31,
                                                          -----------------------
                                                           1995            1994
                                                          -------         -------
                                                              (IN THOUSANDS)
    Interest on annuity policies........................  $19,526         $17,793
    Amortization of deferred policy acquisition costs...    3,331           3,424
    Insurance commissions...............................      157             (18)
    Insurance benefits..................................    2,429           3,008
    Other operating.....................................    3,423           3,040
                                                          -------         -------
               Total....................................  $28,866         $27,247
                                                          =======         =======

     Interest on annuity policies increased $1.7 million in the first three months of 1995 compared to the same period of 1994, primarily as the result of an increase in annuity reserves. Average annuity reserves were $1.4 billion during the first three months of 1995; an increase of approximately $127 million from the same period of 1994. As expected, annuity surrenders increased in comparison with 1994.

     Net insurance commissions for the first quarter of 1995 increased by approximately $175,000 from the same period of 1994. Commissions paid upon issuance of the Company's deferred annuity products are generally capitalized as deferred policy acquisition costs ("DPAC") and amortized over the estimated life of the policy. The accounting method prescribed for determining the cumulative amount of DPAC requires a regular re-evaluation of the estimated present value of gross profits to be earned on a block of policies. If, based on actual experience and other information, the estimate of the present value of gross profits significantly changes, either positively or negatively, the cumulative amount of DPAC is redetermined and the resulting adjustment is charged against or credited to income. Factors used in determining DPAC include policy surrender levels, policy crediting rates and investment yields. During the quarter ended March 31, 1995, the Company capitalized as DPAC approximately $3.9 million in commissions paid on sales of annuities, compared to $3.5 million during the same period of 1994. Amortization of commission expense on annuities capitalized in prior periods was $2.6 million during the first three months of 1995, compared to $2.2 million during the same period of 1994. Refunds of commissions on the unearned premiums of the Company's credit life business exceeded the net commissions after capitalization in the first quarter of 1994.

     Amortization of DPAC decreased slightly in the three months ended March 31, 1995, compared to 1994, which reflects the decreased unamortized balances on the run-off of the credit life business.

     Insurance benefits for the first quarter of 1995 decreased $579,000, compared to the comparable period of 1994, generally reflecting the run-off of credit life insurance.

     Other operating expenses which include general insurance and taxes, licenses and fees, increased approximately $383,000 in the first quarter of 1995, compared to the comparable period in 1994. Personnel expenses increased approximately $113,000, primarily because of an increase in the cost of the Company's employee benefit and incentive plans. In addition, state income taxes increased by $260,000.

YEAR ENDED DECEMBER 31, 1994 COMPARED TO YEAR ENDED DECEMBER 31, 1993

     Net income for 1994 was $5.9 million, compared to a net loss of $8.3 million for 1993. The increase in net income in 1994 resulted primarily from an improved interest margin earned on annuities and a non-recurring $15.0 million pre-tax investment loss on the preferred stock of Foster Mortgage Corporation, an affiliate, in 1993.

     The following table sets forth certain financial data for the periods indicated:

                                                            YEAR ENDED DECEMBER 31,
                                                            -----------------------
                                                              1994         1993
                                                            --------     --------
                                                                (IN THOUSANDS)
    Total revenues........................................  $120,942     $108,952
    Total expenses........................................   111,862      121,317
    Income (loss) before income taxes.....................     9,080      (12,365)
    Net income (loss).....................................     5,886       (8,258)

REVENUES

     The following table sets forth information regarding the components of the Company's revenues for the periods indicated:

                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                              1994         1993
                                                            --------     --------
                                                               (IN THOUSANDS)
    Net investment income.................................  $114,380     $109,661
    Net insurance premiums................................    11,373       18,684
    Realized investment losses............................    (4,811)     (19,393)
                                                            --------     --------
               Total......................................  $120,942     $108,952
                                                            ========     ========

     Net investment income totaled $114.4 million on average investments of approximately $1.4 billion for 1994, compared to net investment income of $109.7 million on average investments of approximately

$1.4 billion during the same period of 1993. Annuity sales of $250 million in 1994 set a Company annual sales record, was an increase of 20.2% over 1993, and contributed to the increase in funds available for investment. At December 31, 1994, the amortized cost of the fixed income portfolio totaled $1.1 billion and was comprised principally of $790 million in investment grade mortgage-backed securities and $291 million in investment grade bonds. At December 31, 1994, the weighted average rating of the publicly traded bond portfolio, according to nationally recognized statistical rating agencies, was "AA." During 1994, the Company established a trading account for a portion of its investment portfolio invested in common stocks. At December 31, 1994, the carrying value of investments in the Company's trading account was $679,000 reflecting a $22,751 unrealized gain, which is included in investment income for 1994.

     Interest, charges and fees on loans decreased $2.1 million in 1994 compared to 1993. Management believes that the ability of the Company to rely on the first mortgage home equity loans originated by UC Lending as a source of investments with attractive yields is a significant advantage. At December 31, 1994, the Company's portfolio of loans was comprised of $159.1 million in first mortgage home equity loans and $175.6 million in first mortgage commercial real estate loans, compared to $263.6 million and $209.3 million, respectively, in 1993. Since 1991, the Company has chosen to limit its investment in commercial real estate mortgage loans. The mortgage loan portfolio of the Company is serviced by UC Lending. The Company has full credit recourse to UC Lending with respect to all home equity mortgage loans acquired by it from UC Lending with the exception of $2.9 million in loans which UC Lending acquired from the RTC. A reduction in the volume of and related holding periods for home equity loans acquired by the Company from UC Lending contributed to the reduction in interest, charges and fees on loans in 1994.

     The Company estimates that non-accrual loans reduced mortgage loan interest for 1994 and 1993 by approximately $124,000 and $420,000, respectively. During 1994, the average amount of non-accrual loans owned by the Company was approximately $2.6 million, compared to approximately $8.1 million during 1993. At December 31, 1994, the Company owned approximately $7.8 million of commercial loans which were on an accrual status, but which the Company considers as potential problem loans, compared to $8.1 million at December 31, 1993. The Company evaluates each of these commercial loans to estimate its risk of loss in the investment and provides for such loss through a charge to earnings.

     Net insurance premiums reflect revenues associated primarily with sales of pre-need life insurance and credit insurance. Management has chosen to focus on deferred annuities, its primary product line, and on developing a variable annuity product to be introduced in 1995. Therefore, the sale of credit life insurance was discontinued in 1993. The decrease in premium income reflects that decision.

     Realized investment gains and losses may vary significantly from year to year since the decision to sell investments is determined principally by considerations of investment timing and tax consequences. Realized investment gains and losses can also result from early redemption of securities at the election of the issuer (calls) and changes in write-downs and reserves.

     Realized gains and (losses) were as follows:

                                                              YEAR ENDED DECEMBER 31,
                                                              -----------------------
                                                               1994         1993
                                                              -------     --------
                                                                 (IN THOUSANDS)
    From:
      Sales of fixed maturity securities....................  $  (121)    $   (701)
      Calls and maturities of fixed maturity securities.....       98        1,187
      Sales of equity securities............................       (8)          62
      Sales of mortgage loans on real estate................       --        1,018
      Sales of investment real estate.......................      279          195
      Sales of other investments............................       --           --
      Write-downs/reserve changes...........................   (5,059)     (21,154)
                                                              -------     --------
    Realized investment losses..............................  $(4,811)    $(19,393)
                                                              =======     ========

     The write-downs in 1993 include a $15.0 million loss associated with the preferred stock of Foster Mortgage Corporation, an affiliate.

EXPENSES

     The following table presents the components of the Company's expenses for the periods indicated:

                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                              1994         1993
                                                            --------     --------
                                                               (IN THOUSANDS)
    Interest on annuity policies..........................  $ 73,065     $ 76,086
    Amortization of deferred policy acquisition costs.....    13,528       10,229
    Insurance commissions.................................       328        3,116
    Insurance benefits....................................    12,654       18,200
    Other operating.......................................    12,287       13,686
                                                            --------     --------
               Total......................................  $111,862     $121,317
                                                            ========     ========

     Interest on annuity policies declined $3.0 million in 1994 compared to 1993, as the result of a reduction in the average interest crediting rate on the Company's annuity policies, offset by the impact of an increase in annuity reserves. Average annuity reserves were $1.4 billion during 1994, an increase of approximately $117 million from 1993. In comparison with 1993, annuity surrenders increased in 1994, but were managed to a level less than expected, notwithstanding the aggressive policy crediting rate strategy in the midst of an unfavorable interest rate environment.

     Insurance commissions for 1994 decreased by approximately $2.8 million from the same period of 1993. This decrease was primarily attributable to the discontinuation of credit life insurance sales by the Company in 1993. Commissions paid on issuance of the Company's deferred annuity products are generally capitalized as DPAC and amortized over the estimated life of the policy. The accounting method prescribed for determining the cumulative amount of DPAC requires a regular reevaluation of the estimated present value of gross profits to be earned on a block of policies. If, based on actual experience and other information, the estimate of the present value of gross profits significantly changes, either positively or negatively, the cumulative amount of DPAC is redetermined and the resulting adjustment is charged against or credited to income. Factors used in determining DPAC include policy surrender levels, policy crediting rates and investment yields. During 1994, the Company capitalized as DPAC approximately $20.7 million in commissions paid on sales of annuities, compared to $13.7 million during 1993. Amortization of commission expense on annuities capitalized in prior periods was $9.5 million during 1994, compared to $5.6 million during 1993.

     Amortization of DPAC increased $3.3 million in 1994, compared to 1993. In 1994, total amortization was impacted by the amortization of the large increase in production from 1993. In addition, the Company adjusted its assumptions and related factors to bring them in line with current company experience during its annual review and update.

     Insurance benefits for 1994 decreased $5.5 million, compared to 1993, generally reflecting the run-off of credit life insurance, which the Company discontinued in 1993.

     Other operating expenses for 1994 decreased approximately $1.4 million, compared to 1993. Other operating expenses in 1993 included a non-recurring $2.1 million estimated loss in connection with the termination of a third party administrative contract for credit life insurance. Personnel expenses increased approximately $1.1 million in 1994 compared to 1993 primarily because of an increase in the cost of the Company's employee benefit and incentive plans. A $1.2 million reduction in expenses in 1994 compared to 1993 also resulted from an increase in acquisition expenses deferred as DPAC in 1994 over 1993. Assessments by state guaranty associations also increased approximately $920,000 in 1994 over 1993.

YEAR ENDED DECEMBER 31, 1993 COMPARED TO YEAR ENDED DECEMBER 31, 1992

     Net loss for 1993 was $8.3 million, compared to net income of $4.0 million for 1992. A $15.0 million pre-tax investment loss on preferred stock of Foster Mortgage Company, an affiliate, was incurred in 1993.

     Operations in 1993 were positively affected by an increase in the interest margin earned on annuities offset by a $2.1 million pre-tax estimated loss in connection with the termination of a third party administrative contract for credit life business.

     The following table sets forth certain financial data for the periods indicated.

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                                1993       1992
                                                              --------   --------
                                                                 (IN THOUSANDS)
    Total revenues..........................................  $108,952   $129,160
    Total expenses..........................................   121,317    123,695
    Income (loss) before income taxes.......................   (12,365)     5,465
    Net income (loss).......................................    (8,258)     4,027

REVENUES

     The following table sets forth information regarding the components of the Company's revenues for the periods indicated:

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                                1993       1992
                                                              --------   --------
                                                                 (IN THOUSANDS)
    Net investment income...................................  $109,661   $104,814
    Net insurance premiums..................................    18,684     22,860
    Realized investment gains (losses)......................   (19,393)     1,486
                                                              --------   --------
      Total.................................................  $108,952   $129,160
                                                              =========  =========

     Net investment income totaled $109.7 million on average investments of approximately $1.4 billion for 1993, compared to net investment income of $104.8 million on average investments of approximately $1.3 billion during 1992. Annuity sales were $208 million in 1993 compared to $187 million in 1992. At December 31, 1993, the amortized cost of the fixed income portfolio totaled $875 million and was comprised principally of $598 million in investment grade mortgage-backed securities and $248 million in investment grade corporate bonds. At December 31, 1993, the weighted average rating of the publicly traded bond portfolio, according to nationally recognized statistical rating agencies, was "AA."

     Interest, charges and fees on loans decreased $6.0 million for 1993 compared to 1992. A reduction in the volume and related holding periods for home equity loans acquired by the Company from UC Lending contributed to a reduction in interest, charges and fees on loans in 1993. At December 31, 1993, the Company's portfolio of loans was comprised of $263.6 million in first mortgage home equity loans and $209.3 million in first mortgage commercial real estate loans, compared to $220.1 million and $230.3 million, respectively, in 1992.

     The Company estimates that non-accrual loans reduced mortgage loan interest for 1993 and 1992 by approximately $420,000 and $534,000, respectively. During 1993, the average amount of non-accrual loans owned by the Company was approximately $8.1 million, compared to approximately $10.2 million during 1992. At December 31, 1993, the Company owned approximately $8.1 million of commercial loans which were on an accrual status, but which the Company considers as potential problem loans, compared to $13.8 million at December 31, 1992. The Company evaluates each of these commercial loans to estimate its risk of loss in the investment and provides for such loss through a charge to earnings.

     Net insurance premiums decreased $4.2 million during 1993 compared to 1992. The decrease in premium income was primarily the result of management's decision to focus on deferred annuities, its principal product, and to discontinue the sale of credit life insurance in 1993.

     Realized investment gains and losses may vary significantly from year to year since the decision to sell investments is determined principally by considerations of investment timing and tax consequences. Realized investment gains and losses can also result from early redemption of securities at the election of the issuer (calls) and changes in write-downs and reserves.

     Realized gains and (losses) were as follows:

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                1993        1992
                                                              --------     -------
                                                                 (IN THOUSANDS)
    From:
      Sales of fixed maturity securities....................  $   (701)    $ 2,284
      Calls and maturities of fixed maturity securities.....     1,187         251
      Sales of equity securities............................        62         (78)
      Sales of mortgage loans on real estate................     1,018       3,310
      Sales of investment real estate.......................       195         320
      Sales of other investments............................        --         274
      Write-downs/reserve changes...........................   (21,154)     (4,875)
                                                              --------     -------
    Realized investment gains (losses)......................  $(19,393)    $ 1,486
                                                              ========     =======

     The write-downs in 1993 include a $15.0 million loss associated with the preferred stock of Foster Mortgage Corporation, an affiliate.

EXPENSES

     The following table presents the components of the Company's expenses for the periods indicated:

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                            ---------------------
                                                              1993         1992
                                                            --------     --------
                                                                (IN THOUSANDS)
    Interest on annuity policies..........................  $ 76,086     $ 77,268
    Amortization of deferred policy acquisition costs.....    10,229       10,648
    Insurance commissions.................................     3,116        4,031
    Insurance benefits....................................    18,200       20,843
    Other operating.......................................    13,686       10,905
                                                            --------     --------
               Total......................................  $121,317     $123,695
                                                            ========     ========

     Interest on annuity policies declined $1.2 million during 1993 compared to 1992. Due to the sustained lower interest rate environment, the average interest crediting rate on these annuity policies was reduced in 1993, which offset the impact of an increase in average annuity reserves of approximately $156 million during 1993 compared to 1992. In addition, by comparison with 1992, the rate of annuity surrenders declined during 1993 notwithstanding reductions in renewal crediting rates on existing policies.

     Insurance commissions for 1993 decreased by approximately $.9 million from commissions for 1992. This change was primarily attributable to the discontinuation of credit life insurance sales by the Company in 1993 and pre-need life insurance in 1992. Commissions paid on issuance of the Company's single premium deferred annuity products are generally capitalized as DPAC and amortized over the estimated life of the policy. The accounting method prescribed for determining the cumulative amount of DPAC requires a regular re-evaluation of the estimated present value of gross profits to be earned on a block of policies. If, based on actual experience and other information, the estimate of the present value of gross profits significantly changes, either positively or negatively, the cumulative amount of DPAC is redetermined and the resulting adjustment is charged against or credited to income. Factors used in determining DPAC include policy surrender levels, policy crediting rates and investments yields. During 1993, the Company capitalized approximately $13.7 million in commissions paid on sales of annuities, compared to $11.6 million during 1992. Amortization of commission expense on annuities capitalized in prior periods was $5.6 million during 1993, compared to $4.1 million during 1992.

     Other operating expenses for 1993 were approximately $2.8 million higher than 1992, primarily attributable to a $2.1 million estimated loss recognized in connection with the termination of a third party administrative contract for credit life business.

                           ASSET QUALITY AND RESERVES

     The quality of the Company's commercial loan and bond portfolios significantly affects the profitability of the Company. The values of and markets for these assets are dependent on a number of factors, including general economic conditions, interest rates and governmental regulations. Adverse changes in such factors, which become more pronounced in periods of economic decline, may affect the quality of these assets and the Company's resulting ability to sell these assets for acceptable prices. General economic deterioration can result in increased delinquencies on existing loans, reductions in collateral values and declines in the value of investments resulting from a reduced capacity of issuers to repay the bonds. The Company has full credit recourse to UC Lending for principal and interest on its home equity loans which were originated by UC Lending.

     Substantially all of the loans owned by the Company were originated by UC Lending with the home equity loans being originated primarily through branch (i.e., retail) network or wholesale loan programs. The Company's loan portfolio at March 31, 1995, was comprised primarily of $170.3 million in home equity loans and $176.8 million in commercial loans (including properties obtained through foreclosure).

     At March 31, 1995, the contractual balance of loans serviced by UC Lending for the Company was approximately $320.7 million. Included in the serviced portfolio are the Company's commercial loans, a substantial portion of which were originated in Florida (22.4%), Georgia (18.0%), Colorado (9.8%), Virginia (8.2%), Texas (7.1%), Tennessee (6.2%) and Louisiana (6.1%). No other state accounted for more than 6.1% by outstanding principal balance of the Company's commercial loan portfolio. The risk inherent in such concentrations is dependent not only upon regional and general economic stability which affects property values, but also the financial well-being and creditworthiness of the borrower. The Company serviced itself approximately $7.5 million of its commercial portfolio.

     Management continues to emphasize reducing the level of non-earning assets owned by focusing on expediting the foreclosure process on its commercial loans. As the result of being aggressive in liquidating foreclosed property, the Company's charge-offs during the first quarter of 1995 increased, compared to prior periods. The balance of foreclosed loans totaled $18.8 million at March 31, 1995, compared to $19.3 million at December 31, 1994. The Company can neither quantify the impact of property value declines, if any, on its loans nor predict whether, to what extent, or how long such declines may exist. In a period of such declines, the rates of delinquencies, foreclosures and losses on loans could be higher than those previously experienced. Adverse economic conditions (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the home equity loans, and, accordingly the actual rates of delinquencies, foreclosures and losses.

     The following table provides a summary of loans owned by the Company which are past due 30 days or more, foreclosed properties and loans charged-off as of the dates indicated:

                                                  CONTRACTUAL   DELINQUENCIES      % OF                                   % OF
                                                    BALANCE      CONTRACTUAL    CONTRACTUAL   FORECLOSED    NET LOANS    AVERAGE
                   YEAR ENDED                      OF LOANS        BALANCE        BALANCE     PROPERTIES   CHARGED-OFF    LOANS
------------------------------------------------  -----------   -------------   -----------   ----------   -----------   -------
                                                                                  (IN THOUSANDS)
December 31, 1994
  Home equity...................................   $158,525       $ 1,516           .96%      $   151      $   12       .005%
  Commercial....................................    154,239         2,335          1.51        19,019       5,959      3.430
                                                   --------       -------                     -------      ------
        Total...................................   $312,764       $ 3,851          1.23%      $19,170      $5,971      1.552%
                                                   --------       -------                     -------      ------
December 31, 1993
  Home equity...................................   $263,360       $ 1,304          0.50%      $   148      $   80       .033%
  Commercial....................................    193,181         9,692          5.02        18,750       3,435      1.737
                                                   --------       -------                     -------      ------
        Total...................................   $456,541       $10,996          2.41%      $18,898      $3,515       .800%
                                                   --------       -------                     -------      ------
December 31, 1992
  Home equity...................................   $219,914       $   927          0.42%      $   291      $   92       .036%
  Commercial....................................    202,407        16,637           8.2        18,483       4,639      2.162
                                                   --------       -------                     -------      ------
        Total...................................   $422,321       $17,564          4.16%      $18,774      $4,731      1.002%
                                                   ========       =======          ====       =======      ======      =====

     The above delinquencies of home equity loans are covered by full credit recourse to UC Lending. The Company, however, retains the entire risk associated with its commercial loans.

     A summary analysis of the changes in the Company's allowance for loan losses and the allowance for loss on loans serviced is shown in Note 2 of the Notes to Financial Statements for the Years Ended December 31, 1994, 1993 and 1992.

     The Company's investment portfolio consists primarily of mortgage-backed securities and corporate bonds, comprising 66% and 29% of the portfolio at March 31, 1995, respectively. Investment purchases are made with the intention of holding fixed income securities until maturity. Prior to January 1, 1994, securities were generally carried at cost adjusted for discount accretion and premium amortization. At March 31, 1995, the amortized cost of the Company's fixed maturity portfolio was $1.1 billion, consisting primarily of $789 million in mortgage-backed securities and $329 million in corporate bonds. At March 31, 1995 (in connection with the adoption of SFAS 115 as of January 1, 1994, (see
Note 1 of the Notes to Financial Statements for the Years Ended December 31, 1994, 1993 and 1992)) bonds, with an amortized cost of approximately $1.1 billion or 95% of the Company's portfolio of investment securities, were classified in an available-for-sale category and the carrying value adjusted to fair value by means of an adjustment to stockholder's equity. The remainder of the portfolio consists primarily of private placements traded either directly or through an investment partnership and are classified as held-to-maturity and valued at cost. At March 31, 1995, the Company owned $.8 million in equity securities classified as trading securities. The net unrealized loss in the fixed maturity portfolio (amortized cost over fair value) at March 31, 1995, was $32.7 million, compared to an unrealized loss of $73.9 million at December 31, 1994.

LIQUIDITY AND CAPITAL RESOURCES

     The Company's principal cash requirements consist of funding the payment of policyholder claims and surrenders. Liquidity requirements for the Company's operations are generally met by funds provided from the sale of annuities and cash flow from its investments in fixed income securities and mortgage loans.

     Net cash flow from annuity operations is used to build the Company's investment portfolio, which in turn produces future cash flows from investment income and provides a secondary source of liquidity. Net cash provided by operating activities in 1994 and 1993 was approximately $64 million and $78 million, respectively and in the three months ended March 31, 1995 and 1994 was approximately $24.2 million and $19.5 million, respectively, resulting primarily from cash earnings on investments. The Company monitors available cash and cash equivalents to maintain adequate balances for current payments while maximizing cash available for longer term investment activities. The Company's financing activities during 1994 and 1993 reflect cash received primarily from sales by the Company of its annuity products of approximately $250 million and $208 million, respectively, and in the first quarter of 1995 and 1994 of approximately $48.6 million and $45 million, respectively. As reflected in the net cash used by investing activities during the same periods, investment purchases were approximately $300 million, $293 million, $81.6 million and $106.5 million, respectively, reflecting the investment of these funds and the reinvestment of proceeds from maturities of investments. Cash used by financing activities during these and the first quarter of 1995 periods also reflects payments of $192 million, $136 million, $53.8 million and $39.9 million, respectively, primarily on annuity products resulting from policyholder surrenders and claims. The increase in annuity surrenders during 1994 and the first quarter of 1995 was expected, due in part to an increase in the amount of annuity policies which were beyond the surrender penalty period and to a planned widening of the interest margin on the Company's annuity products by reducing annuity crediting rates in a rising interest rate environment. The interest margin on the Company's annuity liabilities during the first quarter of 1995 was 2.38%, compared to 2.61% during the same period of 1994. Investments at March 31, 1995, included approximately $337 million in home equity and commercial mortgage loans, and the amortized cost of its bond portfolio included $358 million in corporate and government bonds and private debt placements and $789 million in mortgage-backed securities.

     The investment portfolio is also managed to provide a secondary source of liquidity as investments can be sold, if necessary to fund abnormal levels of policy surrenders, claims and expenses. An unanticipated increase in surrenders would impact the Company's liquidity, potentially requiring the sale of certain assets, such as bonds and loans prior to their maturities, which may be at a loss.

     Reserves for annuity policies comprise the primary liabilities of the Company. The Company believes it has established adequate reserves on these products as well as on its other insurance products. The effective life of these liabilities is influenced by a number of factors, including interest rates, surrender penalties, ratings, public confidence in the insurance industry generally, and in the Company specifically, governmental regulations and tax laws. The Company employs an actuarial model to measure the interest rate sensitivity of these liabilities to assist in the selection of assets with appropriate characteristics.

     The Company is a Louisiana domiciled insurance company, and, as such, is subject to certain regulatory restrictions on the payment of dividends. The Company had the capacity at March 31, 1995, to pay dividends of $8.2 million. No dividends were paid by the Company during 1992, 1993 or 1994 in order to retain capital in the Company.

ACCOUNTING STANDARDS

     The financial statements reflect the implementation during the first quarter of 1993 of Statements of Financial Accounting Standards Nos. 109 and 113 ("SFAS 109" and "SFAS 113," respectively) issued by the Financial Accounting Standards Board ("FASB").

     Under the provisions of SFAS 109, "Accounting for Income Taxes," deferred income taxes are recognized using the liability method whereby enacted statutory rates are applied to cumulative temporary differences based on when and how they are expected to affect the tax return. Implementation of the provisions of SFAS 109 did not have a material effect on each of the three years ended December 31, 1994.

     The provisions of SFAS 113 revised the method of reporting reinsurance contracts by a ceding enterprise. Prior to implementation of SFAS 113, the Company reported reinsurance receivables net of the related reserve liabilities. As the result of application of the provisions of SFAS 113, these assets and liabilities are required to be reported gross, and therefore, for comparative purposes, the Company has elected to restate prior years financial statements. Implementation of the provisions of SFAS 113 had no effect on previously reported net income.

     In May, 1993 and in October, 1994, the FASB issued Statements of Financial Accounting Standards Nos. 114 and 118, respectively, ("SFAS 114" and "SFAS 118") which address the accounting by creditors for impairment of loans and specify how allowances for credit losses related to certain loans should be determined. The statements also address the accounting by creditors for all loans that are restructured in a troubled debt restructuring involving modification of terms of a receivable. SFAS 114 and SFAS 118 are effective for financial statements for fiscal years beginning after December 15, 1994. Management believes that the adoption of these statements will not have a material effect on the financial statements of the Company.

RATINGS

     In June, 1994, A.M. Best Company ("Best"), an independent rating organization, reaffirmed its "A-" (Excellent) rating of the Company. Best's ratings depend in part on its analysis of an insurance company's financial strength, operating performance and claims paying ability. In addition, the Company's claims paying ability has been rated "A+" by Duff & Phelps, Inc. In 1994, Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., revised the formula used in assigning its qualified solvency ratings of insurance companies, and, as a result, in October of 1994, revised its rating assigned to the Company from "BBBq" to "BBq." On June 1, 1993, Best, based on its then current opinion of the Company's financial condition and operating performance, lowered the rating from "A" (Excellent) to "A-" (Excellent). Ratings such as those held by the Company can affect the Company's ability to market its annuity products. The Company did not experience a material reduction in the level of annuity sales or an increase in the rate of annuity surrenders following this action by Best. Any further lowering of the Company's rating could materially and adversely affect the Company's ability to market its products, particularly the sale of annuities through financial institutions, and could increase the surrender of its annuity policies. Both of these consequences could, depending upon the extent thereof, have a materially adverse effect on the Company's liquidity and, under certain circumstances, net income. The Company believes that its ratings will enable it to continue to compete successfully.

PROPERTIES

     The Company owns two office buildings in Baton Rouge, Louisiana. All of one and part of the other building are leased to affiliates of the Company. The Company's executive offices are located in a third building owned by an affiliate, from which the Company leases approximately 25,000 square feet. Management believes that the properties are adequately maintained and insured and satisfactorily meet the requirements of the business conducted therein.

                 THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company as of July 21, 1995 are listed below, together with information as to their ages, dates of election and principal business occupation during the last five years (if other than their present business occupation).

                                             PRINCIPAL BUSINESS OCCUPATION
              NAME                              DURING LAST FIVE YEARS
--------------------------------  ---------------------------------------------------
J. Terrell Brown................  Mr. Brown is a director and is Chief Executive
(Age 50)                            Officer of the Company, is Chairman of the Board
                                    and Chief Executive Officer of the Company's
                                    parent, United Companies Financial Corporation
                                    ("UCFC") and is Chief Executive Officer of each
                                    of UCFC's subsidiaries. Mr. Brown has served as a
                                    director and executive officer of the Company
                                    since 1964. Mr. Brown is also a director of
                                    Hibernia Corporation and Sizeler Property
                                    Investors, Inc.

Robert B. Thomas, Jr............  Mr. Thomas is Chairman of the Board and President
(Age 49)                            of the Company and is an Executive Vice President
                                    of UCFC. Mr. Thomas joined the Company in
                                    February 1993 as Chairman of the Board and was
                                    named President of the Company in 1994. Prior to
                                    his employment with the Company, Mr. Thomas
                                    served as a principal of Lewis and Ellis, Inc., a
                                    Dallas, Texas actuarial consulting firm and,
                                    through Lewis and Ellis, served as consulting
                                    actuary to the Company for approximately 15
                                    years.

                                             PRINCIPAL BUSINESS OCCUPATION
              NAME                              DURING LAST FIVE YEARS
--------------------------------  ---------------------------------------------------
John D. Dienes..................  Mr. Dienes was named a director of the Company in
(Age 53)                            1995 and is President and Chief Operating Officer
                                    of UCFC. He is also President of United Companies
                                    Lending Group, Inc., Southern Mortgage
                                    Acquisition, Inc., Ginger Mae(R), Inc., UNICOR
                                    Mortgage(R), Inc., affiliates of the Company. Mr.
                                    Dienes joined UCFC in 1994 as Executive Vice
                                    President and Chief Operating Officer. Prior to
                                    his employment with UCFC, Mr. Dienes served as
                                    Executive Vice President and director of Western
                                    Corporate Banking for NationsBank Corporation,
                                    Dallas, Texas, his employer since 1988. At the
                                    time Mr. Dienes joined UCFC, he had over 30 years
                                    of experience in the financial industry.

Dale E. Redman..................  Mr. Redman has served as a director of the Company
(Age 47)                            since 1983. He is Executive Vice President, Chief
                                    Financial Officer and Assistant Secretary of UCFC
                                    and is Vice Chairman of each of the subsidiaries
                                    of UCFC. Prior to his appointment as Chief
                                    Financial Officer and Executive Vice President in
                                    1988, Mr. Redman served as Secretary and
                                    Treasurer of UCFC.

Gary L. Warrington..............  Mr. Warrington has served as a director of the
(Age 56)                            Company since 1988 and serves as Executive Vice
                                    President of the Company and Senior Vice
                                    President of UCFC. Mr. Warrington joined the
                                    Company as Vice President and Controller in 1982
                                    and served as President of the Company from 1988
                                    to 1994.

Lindsay C. Seals................  Mr. Seals has served as a director of the Company
(Age 59)                            since 1988 and serves as Executive Vice President
                                    of the Company and Senior Vice President of UCFC.
                                    Mr. Seals joined the Company in 1971 and since
                                    that time has served in various management
                                    positions with the Company.

Kitty S. Kennedy................  Ms. Kennedy has served as Executive Vice President,
(Age 46)                            Chief Actuary and Chief Administrative Officer
                                    since 1993 and serves as Senior Vice President of
                                    UCFC. Ms. Kennedy joined the Company in 1984, was
                                    named Senior Vice President in 1991 and has
                                    served in various management positions with the
                                    Company.

Donald M. Woodard...............  Mr. Woodard is Senior Vice President and Controller
(Age 47)                            of the Company. Mr. Woodard joined the Company in
                                    June 1994. Prior to his employment with the
                                    Company, Mr. Woodard served as Chief Financial
                                    Officer of National Financial Insurance Company
                                    and American Insurance Company of Texas, both of
                                    Dallas, Texas.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information on the annual and long-term Compensation paid by the Company and its affiliates for the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company for the three years ended December 31, 1994, 1993 and 1992. The salary and bonus of each of the executive officers, except that of Mr. Brown, were paid by the Company. Mr. Brown's salary and bonus were paid by UCFC, a portion of which was allocated to the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                ANNUAL COMPENSATION                     AWARDS
                                  -----------------------------------------------    ------------
                                                                        OTHER
                                                                        ANNUAL
            NAME AND                                                 COMPENSATION    OPTIONS(3)/        ALL OTHER
       PRINCIPAL POSITION         YEAR     SALARY     BONUS($)(1)       ($)(2)         SARS(#)       COMPENSATION(4)
--------------------------------  ----    --------    -----------    ------------    ------------    ---------------
J. Terrell Brown................  1994    $378,304     $ 297,205                            --           $41,240
  Chief Executive Officer         1993     375,625        76,395                        55,000            32,114
                                  1992     373,437        69,677                            --            43,498
Robert B. Thomas, Jr............  1994     209,366       168,116                            --            21,882
  Chairman of the Board and       1993     175,269        49,732                        22,000                --
  President                       1992          --            --                            --                --

Lindsay C. Seals................  1994     103,333        41,600                            --            16,474
  Executive Vice President        1993      99,773         9,000                         2,200             6,680
                                  1992      99,035         8,927                            --             4,694
Kitty S. Kennedy................  1994     100,320        40,800                            --                --
  Executive Vice President,       1993          --            --                            --            15,280
  Chief Actuary and               1992          --            --                            --                --
  Chief Administrative Officer

Gary L. Warrington..............  1994     158,980        63,592                            --            21,939
  Executive Vice President        1993     158,208        14,308                         3,300            10,849
                                  1992     153,125        32,856                            --             4,364

---------------

NOTES:

(1) Amounts awarded under the United Companies Financial Corporation Management Incentive Plan for the respective years, even if deferred. Included in the amount awards to J. Terrell Brown in 1994, 1993 and 1992 were $16,729, $16,998 and $17,134, respectively, which were deferred pursuant to an unfunded salary deferral agreement entered into between UCFC and Mr. Brown in 1989. The aggregate amount payable by UCFC to Mr. Brown at March 31, 1995 was $119,461.

(2) No personal benefits, which are non-cash compensation, are disclosed in the "Other Annual Compensation" column since they did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus for any of the named executive officers.

(3) Represents options granted under the United Companies Financial Corporation stock option plans for employees after giving effect to stock dividends. All options have been granted at an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant. For additional information regarding current holdings of options, see table below entitled "Aggregate Option Exercises in Last Fiscal Year and Year-End 1994 Option Values."

(4) Amount reported include amounts contributed or accrued for 1994, 1993 and 1992 for the named officers under the United Companies Financial Corporation Employee Stock Ownership Plan ("ESOP") and Employees' Savings Plan and Trust. Amounts for J. Terrell Brown for 1994, 1993 and 1992 include $16,998, $17,134 and $17,259, respectively, in loans to Mr. Brown made by UCFC for payment of a portion of the premium on a life insurance policy. The loans were made without interest and are secured by an assignment of the policy.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END 1994 OPTION VALUES

     The following table sets forth information as of December 31, 1994, regarding the number and value of exercisable and unexercisable options to purchase Common Stock of UCFC held by the Company's Chief Executive Officer and the other four most highly compensated officers.

                                                                                      VALUE OF UNEXERCISED
                                                        NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS AT
                             SHARES                  OPTIONS AT FISCAL YEAR-END    FISCAL YEAR END($)(1)(2)(3)
                            ACQUIRED       VALUE     ---------------------------   ---------------------------
         NAME            ON EXERCISE(#)   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------  --------------   --------   -----------   -------------   -----------   -------------
J. Terrell Brown.......                                 76,912         55,000       $1,563,927     $ 785,626
Robert B. Thomas,Jr. ..                                                22,000                        364,875
Lindsay C. Seals.......                                                 2,200                         31,425
Kitty S. Kennedy.......                                                 4,400                         62,850
Gary L. Warrington.....                                 18,341          3,300          368,508        47,138

---------------

(1) All options were awarded under the United Companies Financial Corporation Stock Options Plans for Employees and were awarded at the fair market value of the shares of Common Stock on the date of the grant.

(2) Values in each column are based on the closing price, as reported on the National Association of Securities Dealers Quotations National Stock Market of the Company's Common Stock on December 31, 1994 ($27.125).

(3) The exercise prices of the reported options range from $5.53 to $12.84 per share (as adjusted for stock dividends).

     Directors of the Company receive no fees for their services as members of the Board of Directors. No shares of capital stock of the Company are owned by any executive officer or director. The Company is a wholly-owned subsidiary of UCFC.

                               LEGAL PROCEEDINGS

     There are no material pending legal proceedings to which the Separate Account or the Distributor is a party. The nature of the Company's business is such that it is routinely involved in litigation or subject to other items of pending or threatened litigation. Although the outcome of certain of these matters cannot be predicted, management of the Company believes, based upon information currently available, that the resolution of these matters will not result in any material adverse effect on its financial condition.

                                    EXPERTS

     The financial statements as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994 included in this Prospectus and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                             REGISTRATION STATEMENT

     A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Contracts and Certificates offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Company and the Contracts and Certificates offered hereby. Statements contained in this Prospectus as to the content of Contracts and Certificates and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                                 LEGAL OPINIONS

     Legal matters in connection with the Contracts and Certificates described herein are being passed upon by the law firm of Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut.

                              FINANCIAL STATEMENTS

     Financial statements of the Company are included in this Prospectus. No financial statements for the Separate Account have been included because, as of the date of this Prospectus, the Separate Account had no assets. The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Conracts and Certificates.

                    UNITED COMPANIES LIFE INSURANCE COMPANY

                                 BALANCE SHEETS

                                     ASSETS

                                                              MARCH 31,
                                                                1995         DECEMBER 31,
                                                             (UNAUDITED)        1994*
                                                             -----------     ------------
                                                                    (IN THOUSANDS)
Investments:
  Fixed maturity securities:
     Available-for-sale at fair value......................   $1,058,103      $  959,857
     Held-to-maturity at amortized cost....................       57,091          57,391
  Equity securities at fair value..........................          833             721
  Mortgage loans on real estate............................      337,476         325,439
  Policy loans.............................................       19,763          20,243
  Investment in limited partnerships.......................       26,757          26,672
  Short-term investments...................................       10,179          54,664
                                                              ----------      ----------
           Total investments...............................    1,510,202       1,444,987
                                                              ----------      ----------
Cash.......................................................        5,146          13,169
Investment in indebtedness of affiliate....................       10,000          10,000
Accrued investment income..................................       15,922          15,032
Due from reinsurers........................................       34,537          34,985
Deferred policy acquisition costs..........................       92,803          91,915
Property -- net............................................       23,230          23,372
Deferred income tax benefit................................        3,058          17,128
Other assets...............................................        6,449           7,566
                                                              ----------      ----------
           Total assets....................................   $1,701,347      $1,658,154
                                                              ==========      ==========
                          LIABILITIES AND STOCKHOLDER'S EQUITY
Policy benefit reserves....................................   $  114,413      $  116,501
Annuity reserves...........................................    1,440,233       1,425,973
Unearned premium reserves..................................        3,537           4,491
Other liabilities..........................................       12,990           9,010
                                                              ----------      ----------
           Total liabilities...............................    1,571,173       1,555,975
                                                              ==========      ==========
Stockholder's equity:
Common Stock, $2 par value;
  Authorized -- 4,200,528 shares;
  Issued -- 4,200,528 shares...............................        8,401           8,401
Additional paid-in capital.................................       28,980          28,980
Retained earnings..........................................      113,898         111,632
Net unrealized losses on securities........................      (21,105)        (46,834)
                                                              ----------      ----------
           Total stockholder's equity......................      130,174         102,179
                                                              ----------      ----------
           Total liabilities and stockholder's equity......   $1,701,347      $1,658,154
                                                              ==========      ==========

See notes to financial statements
---------------

* Amounts were derived from audited financial statements included elsewhere in this filing.

                    UNITED COMPANIES LIFE INSURANCE COMPANY

                              STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                                  QUARTER ENDED MARCH
                                                                          31,
                                                                  -------------------
                                                                   1995        1994
                                                                  -------     -------
                                                                     (IN THOUSANDS)
Revenues:
  Net investment income.........................................  $30,362     $27,149
  Net insurance premiums........................................    2,102       3,068
  Realized investment gains (losses)............................     (428)     (1,391)
                                                                  -------     -------
           Total................................................   32,036      28,826
                                                                  =======     =======
Expenses:
  Interest on annuity policies..................................   19,526      17,793
  Amortization of deferred policy acquisition cost..............    3,331       3,424
  Insurance commissions.........................................      157         (18)
  Insurance benefits............................................    2,429       3,008
  Other operating expenses......................................    3,423       3,040
                                                                  -------     -------
           Total................................................   28,866      27,247
                                                                  =======     =======
Income before income taxes......................................    3,170       1,579
Provision for income taxes......................................      904         555
                                                                  -------     -------
Net income......................................................  $ 2,266     $ 1,024
                                                                  =======     =======

See notes to financial statements

                    UNITED COMPANIES LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                               QUARTER ENDED MARCH 31,
                                                               -----------------------
                                                                 1995          1994
                                                               ---------     ---------
                                                                    (IN THOUSANDS)
Cash flows from operating activities:
  Net income from operations.................................  $   2,266     $   1,024
  Adjustments to reconcile net income to net cash provided by operating activities:
     Increase in deferred policy acquisition.................       (888)          (89)
     Decrease in policy loans................................        479           175
     (Increase) decrease in accrued interest and accounts
       receivable............................................       (890)        1,301
     Decrease in due from reinsurers.........................        447           538
     Decrease (increase) in other assets.....................        384          (310)
     Decrease in policy benefit reserves.....................     (2,088)       (2,551)
     Interest on annuity policies............................     19,526        17,793
     Decrease in unearned premium reserves...................       (954)       (1,384)
     Deferred income taxes...................................        215        (1,570)
     Increase in other liabilities...........................      4,289         2,401
     Provision for loan losses...............................        567         1,332
     Provision for bond losses...............................         --           150
     Amortization and depreciation...........................        417           311
     Amortization of prior loan sale gains...................        625           468
     Investment gains........................................        (85)          (90)
     Net cash flows from trading investment securities.......        (85)           --
                                                               ---------     ---------
           Net cash provided by operating activities.........     24,225        19,499
                                                               ---------     ---------
Cash flows from investing activities:
  Proceeds from sales of loans held for investment...........    271,493       194,251
  Principal collected on loans...............................     15,047        18,521
  Loan originations and acquisitions.........................     (4,840)           --
  Loans purchased from affiliates............................   (294,266)     (176,584)
  Proceeds from sales, calls or maturities of
     available-for-sale securities...........................     17,606            --
  Proceeds from maturities or calls of held-to-maturity
     securities..............................................      5,584        33,449
  Purchase of available-for-sale securities..................    (81,553)     (106,525)
  Purchase of held-to-maturity securities....................        (25)           --
  Change in short-term investments...........................     44,485        30,712
  Capital expenditures.......................................       (163)         (556)
                                                               ---------     ---------
           Net cash used by investing activities.............    (26,632)       (6,732)
                                                               ---------     ---------
Cash flows from financing activities:
  Deposits received from annuities and interest sensitive
     products................................................     48,563        45,029
  Payments on annuities and interest sensitive products......    (53,829)      (39,927)
  Decrease in repurchase agreement...........................         --       (24,968)
  Other......................................................       (350)          388
                                                               ---------     ---------
           Net cash provided by financing activities.........     (5,616)      (19,478)
                                                               ---------     ---------
Increase (decrease) in cash..................................     (8,023)       (6,711)
Cash at beginning of period..................................     13,169        22,716
                                                               ---------     ---------
Cash at end of period........................................  $   5,146     $  16,005
                                                               =========     =========

See notes to financial statements.

                    UNITED COMPANIES LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
               FOR THE THREE MONTHS ENDED MARCH 31, 1995 AND 1994
                                  (UNAUDITED)

1. BASIS OF PRESENTATION

     In the opinion of the Company's management, the accompanying unaudited financial statements contain all adjustments, consisting of only normal accruals necessary to present fairly the financial position, the results of operations and the cash flows for the interim periods presented.

     The results of operations for the three months ended March 31, 1995 and 1994, are not necessarily indicative of the results to be expected for the full year.

2. INVESTMENTS

FIXED MATURITY SECURITIES

     The Company's portfolio of fixed maturity securities consisted of the following:

                                                          MARCH 31, 1995
                                        --------------------------------------------------
                                        AMORTIZED    UNREALIZED    UNREALIZED      FAIR
                                          COST         GAINS         LOSSES        VALUE
                                        ---------    ----------    ----------    ---------
                                                          (IN THOUSANDS)
    Available-for-Sale:
      U.S. Government.................  $   10,720      $   39       $    97    $   10,662
      Municipal.......................         425          20            --           445
      Foreign.........................      17,471         487           283        17,675
      Corporate.......................     318,803       3,165         5,944       316,024
      Mortgage-backed.................     742,730         997        30,430       713,297
                                        ----------      ------       -------    ----------
               Total..................  $1,090,149      $4,708       $36,754    $1,058,103
                                        ----------      ------       -------    ----------
    Held-to-Maturity:
      Corporate.......................  $   10,488      $  354       $   200    $   10,642
      Mortgage-backed.................      46,603         709         1,565        45,747
                                        ----------      ------       -------    ----------
               Total..................  $   57,091      $1,063       $ 1,765    $   56,389
                                        ==========      ======       =======    ==========

     Net unrealized losses on available-for-sale securities of $21.1 million included in Stockholders' equity at March 31, 1995, are presented net of deferred income taxes of $11.3 million.

     A summary of the Company's investment in the commercial loan pass-through certificates for which an election under the provisions of the Internal Revenue Code has been made at March 31, 1995, included in the category Held-to-Maturity, Mortgage-backed is as follows:


                                                  REMAINING
                                   DATE OF        PRINCIPAL       INTEREST       MATURITY
                                    ISSUE          BALANCE          RATE           DATE
                                -------------   --------------    --------     -------------
                                                (IN THOUSANDS)
    United Companies Life
      REMIC:
      Series 90-1, Class
         B-1..................  Mar 29, 1990       $ 10,793          10.05%     Sep 25, 2009
      Series 90-2, Class
         A-3..................  Dec 18, 1990         19,946           9.88%     May 25, 2000
      Series 90-2, Class
         B-1..................  Dec 18, 1990         15,863           9.88%     Jan 25, 2009

                    UNITED COMPANIES LIFE INSURANCE COMPANY

               FOR THE THREE MONTHS ENDED MARCH 31, 1995 AND 1994
                                  (UNAUDITED)

EQUITY SECURITIES

     The net unrealized capital gains and losses on common stocks are as follows:

                                                              MARCH 31, 1995
                                                -------------------------------------------
                                                          UNREALIZED    UNREALIZED    FAIR
                                                 COST       GAINS         LOSSES      VALUE
                                                ------    ----------    ----------    -----
                                                              (IN THOUSANDS)
    Trading...................................  $  676       $109          $ 21       $ 764
    Available-for-Sale........................     492         --           423          69
                                                ------       ----          ----       -----
               Total..........................  $1,168       $109          $444       $ 833
                                                ======       ====          ====       =====

MORTGAGE LOANS ON REAL ESTATE

     The following schedule summarizes the composition of mortgage loans on real estate:

                                                           MARCH 31,      DECEMBER 31,
                                                             1995             1994
                                                           ---------      ------------
                                                                (IN THOUSANDS)
    Residential..........................................  $ 169,981        $158,943
    Residential foreclosed...............................        285             151
    Commercial...........................................    158,266         156,428
    Commercial foreclosed................................     18,528          19,187
                                                           ---------        --------
                                                             347,060         334,709
    Allowance for loan losses............................     (9,203)         (8,852)
    Unearned loan charges................................       (381)           (418)
                                                           ---------        --------
               Total.....................................  $ 337,476        $325,439
                                                           =========        ========

     Included in the loans owned at March 31, 1995 and December 31, 1994, were nonaccrual loans of $2.7 million and $2.6 million, respectively.

INVESTMENT IN LIMITED PARTNERSHIPS

     Following is an analysis of the Company's investment in limited partnerships:

                                                          THREE MONTHS
                                                             ENDED           YEAR ENDED
                                                           MARCH 31,        DECEMBER 31,
                                                              1995              1994
                                                          ------------      ------------
                                                                 (IN THOUSANDS)
    Balance, beginning of year..........................    $ 26,672          $ 26,698
    Contributions and capitalized costs.................       3,050             5,168
    Net partnership income..............................         590             1,480
    Distributions.......................................      (3,555)           (6,674)
                                                            --------          --------
    Balance, end of year................................    $ 26,757          $ 26,672
                                                            ========          ========

     The limited partnerships are formed for the purpose of participating in privately placed mezzanine investments. These investments, acquired in leveraged investment transactions, generally include higher risk subordinated debt combined with equity securities.

                    UNITED COMPANIES LIFE INSURANCE COMPANY

               FOR THE THREE MONTHS ENDED MARCH 31, 1995 AND 1994
                                  (UNAUDITED)

INVESTMENT INCOME

     Investment income by type that exceeds five percent of total investment income was as follows:

                                                            THREE MONTHS ENDED
                                                                 MARCH 31,
                                                          -----------------------
                                                           1995            1994
                                                          -------         -------
                                                               (IN THOUSANDS)
    Fixed maturity securities...........................  $20,927         $16,917
    Mortgage loans on real estate.......................    8,810          11,541
    All other investment income.........................    3,081           1,340
                                                          -------         -------
                                                           32,818          29,798
    Less: Investment expenses...........................    2,456           2,649
                                                          -------         -------
               Net investment income....................  $30,362         $27,149
                                                          =======         =======

3. CASH PAID FOR INTEREST AND INCOME TAXES

     During the three months ended March 31, 1995 and 1994, the Company paid interest on repurchase agreements in the approximate amount of $396,000 and $248,000, respectively. During the three months ended March 31, 1995, the Company paid income taxes in the amount of $1.7 million. There were no payments made for income taxes during the three months ended March 31, 1994.

4. CONTINGENCIES

     The Company is subject to various litigation arising during the ordinary course of business. While the outcome of such litigation cannot be predicted with certainty, management does not expect the resolution of these matters to have a material adverse effect on the financial condition or results of operations of the Company.

5. ACCOUNTING STANDARDS

     In May, 1993 and in October, 1994 the FASB issued Statements of Financial Accounting Standards Nos. 114 and 118 ("SFAS 114" and "SFAS 118") which address the accounting by creditors for impairment of loans and specify how allowances for credit losses related to certain loans should be determined. The statements also address the accounting by creditors for all loans that are restructured in a troubled debt restructuring involving modification of the terms of a receivable. The implementation of the provisions of SFAS 114 and SFAS 118 in the first quarter of 1995 did not have a material effect on the financial statements of the Company.

                          INDEPENDENT AUDITORS' REPORT

United Companies Life Insurance Company:

     We have audited the accompanying balance sheets of United Companies Life Insurance Company (a wholly-owned subsidiary of United Companies Financial Corporation) as of December 31, 1994 and 1993, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1994. Our audits also included the financial statement schedules, appearing on pages 113 through 116, accompanying the above indicated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of United Companies Life Insurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994 in conformity with generally accepted accounting principles. Also, in our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

     As discussed in Note 1 of the Notes to Financial Statements, in 1994 the Company changed its method of accounting for investments to conform with Statement of Financial Accounting Standards No. 115.

/S/ [ILLEGIBLE]
Baton Rouge, Louisiana
February 28, 1995

                    UNITED COMPANIES LIFE INSURANCE COMPANY

                                 BALANCE SHEETS

                                     ASSETS

                                                                   DECEMBER 31,
                                                             -------------------------
                                                                1994           1993
                                                             ----------     ----------
                                                                  (IN THOUSANDS)
Investments:
  Fixed maturity securities:
     Available-for-sale at fair value......................  $  959,857     $       --
     Held-to-maturity at amortized cost....................      57,391        875,393
  Equity securities at fair value..........................         721             --
  Mortgage loans on real estate............................     325,439        462,555
  Policy loans.............................................      20,243         19,633
  Investment in limited partnerships.......................      26,672         26,698
  Short-term investments...................................      54,664         36,851
                                                             ----------     ----------
           Total investments...............................   1,444,987      1,421,130
                                                             ----------     ----------
Cash.......................................................      13,169         22,716
Investment in indebtedness of affiliate....................      10,000         10,000
Accrued investment income..................................      15,032         14,534
Due from reinsurers........................................      34,985         36,577
Deferred policy acquisition costs..........................      91,915         83,495
Property -- net............................................      23,372         24,318
Deferred income tax benefit................................      17,128             --
Other assets...............................................       7,566         12,948
                                                             ----------     ----------
           Total assets....................................  $1,658,154     $1,625,718
                                                             ==========     ==========

                         LIABILITIES AND STOCKHOLDER'S EQUITY

Policy benefit reserves....................................  $  116,501     $  123,328
Annuity reserves...........................................   1,425,973      1,294,983
Unearned premium reserves..................................       4,491         10,260
Repurchase agreements......................................          --         30,000
Deferred income tax payable................................          --         10,812
Other liabilities..........................................       9,010         13,208
                                                             ----------     ----------
           Total liabilities...............................   1,555,975      1,482,591
                                                             ==========     ==========
Stockholder's equity:
Common Stock, $2 par value;
  Authorized -- 4,200,528 shares;
  Issued -- 4,200,528 shares...............................       8,401          8,401
Additional paid-in capital.................................      28,980         28,980
Retained earnings..........................................     111,632        105,746
Net unrealized losses on securities........................     (46,834)            --
                                                             ----------     ----------
           Total stockholder's equity......................     102,179        143,127
                                                             ----------     ----------
           Total liabilities and stockholder's equity......  $1,658,154     $1,625,718
                                                             ==========     ==========

See notes to financial statements

                    UNITED COMPANIES LIFE INSURANCE COMPANY

                              STATEMENTS OF INCOME

                                                           YEAR ENDED DECEMBER 31,
                                                       --------------------------------
                                                         1994        1993        1992
                                                       --------    --------    --------
                                                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues:
  Net investment income..............................  $114,380    $109,661    $104,814
  Net insurance premiums.............................    11,373      18,684      22,860
  Realized investment gains (losses).................    (4,811)    (19,393)      1,486
                                                       --------    --------    --------
           Total.....................................   120,942     108,952     129,160
                                                       ========    ========    ========
Expenses:
  Interest on annuity policies.......................    73,065      76,086      77,268
  Amortization of deferred policy acquisition cost...    13,528      10,229      10,648
  Insurance commissions..............................       328       3,116       4,031
  Insurance benefits.................................    12,654      18,200      20,843
  Other operating expenses...........................    12,287      13,686      10,905
                                                       --------    --------    --------
           Total.....................................   111,862     121,317     123,695
                                                       ========    ========    ========
Income (loss) before income taxes....................     9,080     (12,365)      5,465
Provision (benefit) for income taxes.................     3,194      (4,107)      1,438
                                                       --------    --------    --------
Net income (loss)....................................  $  5,886    $ (8,258)   $  4,027
                                                       ========    ========    ========

See notes to financial statements

                    UNITED COMPANIES LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS

                                                          YEAR ENDED DECEMBER 31,
                                                    -----------------------------------
                                                      1994         1993         1992
                                                    ---------    ---------    ---------
                                                              (IN THOUSANDS)
Cash flows from operating activities:
  Net income (loss) from operations...............  $   5,886    $  (8,258)   $   4,027
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     (Increase) in deferred policy acquisition....     (8,419)      (3,488)      (1,409)
     (Increase) decrease in policy loans..........       (609)         332          532
     (Increase) in accrued interest and accounts
        receivable................................       (498)        (129)      (2,055)
     Decrease in due from reinsurers..............      1,574        1,158        1,039
     Decrease in other assets.....................        317           46          423
     (Decrease) in policy benefit reserves........     (6,827)      (1,699)      (1,198)
     Interest on annuity policies.................     73,065       76,086       77,268
     (Decrease) in unearned premium reserves......     (5,769)      (6,878)     (10,549)
     (Deferred) income taxes......................     (2,721)      (1,844)      (2,964)
     Increase (decrease) in other liabilities.....     (1,404)         813        1,429
     Provision for loan losses....................      5,059        4,994        4,875
     Amortization and depreciation................      1,883        1,914        2,011
     (Gains) on loans sold........................         --           --       (3,310)
     Amortization of prior loan sale gains........      2,012          735          917
     Investment (gains) losses....................       (256)      14,400       (3,051)
     Net cash flows from trading investment
        securities................................       (679)          --           --
                                                    ---------    ---------    ---------
        Net cash provided by operating
           activities.............................     62,614       78,182       67,985
                                                    ---------    ---------    ---------
Cash flows from investing activities:
  Proceeds from sales of loans held for
     investment...................................    940,099      457,945      322,269
  Principal collected on loans....................     94,084       95,752       80,381
  Loan originations and acquisitions..............     (8,799)      (4,560)        (967)
  Loans purchased from affiliates.................   (893,099)    (572,576)    (314,811)
  Proceeds from sales, calls or maturities of
     available-for-sale securities................     84,155           --           --
  Proceeds from maturities or calls of
     held-to-maturity securities..................      2,282      142,555      251,447
  Purchase of available-for-sale securities.......   (300,384)          --           --
  Purchase of held-to-maturity securities.........         --     (293,816)    (631,184)
  Change in short-term investments................    (17,813)     (20,926)     193,474
  Capital expenditures............................       (656)        (133)        (809)
                                                    ---------    ---------    ---------
        Net cash used by investing activities.....   (100,131)    (195,759)    (100,200)
                                                    ---------    ---------    ---------
Cash flows from financing activities:
  Deposits received from annuities and interest
     sensitive products...........................    249,738      207,681      187,050
  Payments on annuities and interest sensitive....   (191,812)    (136,489)    (130,944)
  Increase (decrease) in repurchase agreement.....    (30,000)      30,000           --
  (Decrease) in debt with maturities of three
     months or less...............................         --      (15,750)          --
  Payments on mortgage loans......................         --           --       (2,697)
  Proceeds from capital contribution..............         --       15,000           --
  Other...........................................         44          242          (23)
                                                    ---------    ---------    ---------
        Net cash provided by financing
           activities.............................     27,970      100,684       53,386
                                                    ---------    ---------    ---------
Increase (decrease) in cash.......................     (9,547)     (16,893)      21,171
Cash at beginning of period.......................     22,716       39,609       18,438
                                                    ---------    ---------    ---------
Cash at end of period.............................  $  13,169    $  22,716    $  39,609
                                                    =========    =========    =========

See notes to financial statements.

                    UNITED COMPANIES LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                               NET
                                                  ADDITIONAL               UNREALIZED         TOTAL
                                         COMMON    PAID-IN     RETAINED     (LOSSES)      STOCKHOLDER'S
                                         STOCK     CAPITAL     EARNINGS   ON SECURITIES      EQUITY
                                         ------   ----------   --------   -------------   -------------
                                                                 (IN THOUSANDS)
Balance, December 31, 1991.............  $8,401    $  13,980   $109,977     $      --       $ 132,358
Net income.............................                           4,027                         4,027
                                         ------    ---------   --------     ---------       ---------
Balance, December 31, 1992.............   8,401       13,980    114,004                       136,385
Net (loss).............................                          (8,258)                       (8,258)
Capital Contribution...................               15,000                                   15,000
                                         ------    ---------   --------     ---------       ---------
Balance, December 31, 1993.............   8,401       28,980    105,746                       143,127
Net income.............................                           5,886                         5,886
Mark-to-market adjustment on
  investments..........................                                       (46,834)        (46,834)
                                         ------    ---------   --------     ---------       ---------
Balance, December 31, 1994.............  $8,401    $  28,980   $111,632     $ (46,834)      $ 102,179
                                         ======    =========   ========     =========       =========

See notes to financial statements

                    UNITED COMPANIES LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     United Companies Life Insurance Company (the "Company") is a wholly owned subsidiary of United Companies Financial Corporation ("UCFC" or the "Parent"), a financial services holding company founded in 1946. UCFC focuses on the origination, sale and servicing of first mortgages, nonconventional, home equity loans and insurance.

     The Company, a life insurance company domiciled in Louisiana and organized in 1955, is currently authorized to conduct business in 47 states, the District of Columbia and Puerto Rico. The primary products of the Company are tax deferred annuity contracts marketed to individuals principally through financial institutions and independent agents.

INVESTMENTS

   FIXED MATURITY AND EQUITY SECURITIES

     During the first quarter of 1994, the Company implemented the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 115 ("SFAS 115"), which revised the method of accounting for certain of the Company's investments. Prior to adoption of SFAS 115, the Company reported its investments in fixed income investments at amortized cost, adjusted for declines in value considered to be other than temporary. SFAS 115 requires the classification of securities in one of three categories:
"available-for-sale," "held-to-maturity" or "trading." Securities classified as held-to-maturity are carried at amortized cost, whereas securities classified as trading securities or available-for-sale are recorded at fair value. Effective with the adoption of SFAS 115, the Company determined the appropriate classification of its investments and, if necessary, adjusted the carrying value of such securities, accordingly, as if the unrealized gains or losses had been realized. The adjustment, net of applicable income taxes, for investments classified as available-for-sale is recorded in "Net unrealized loss on securities" and is included in Stockholder's equity on the balance sheet and the adjustment for investments classified as trading is recorded in "Investment income" in the statement of income. In accordance with the provisions of SFAS 115, prior year investments were not restated.

   MORTGAGE LOANS ON REAL ESTATE

     Loans are carried at amortized cost, net of an allowance for losses. The Company records properties received in settlement of loans ("foreclosed property") at the lower of their market value less estimated costs to sell ("market") or the outstanding loan amount plus accrued interest ("cost"). The Company accomplishes this by providing a specific reserve, on a property by property basis, for the difference between market and cost. Market value is determined by property appraisals performed either by its affiliate, United Companies Lending Corporation ("UCLC"), or independent appraisers. The related adjustments are included in the Company's provision for loan losses.

     The Company provides for estimated loan losses on loans owned by the Company by establishing an allowance for loan losses through a charge to earnings. The Company conducts periodic reviews of the quality of the loan portfolio and estimates the risk of loss based upon historical loss experience, prevailing economic conditions, estimated collateral value and such other factors which, in management's judgment, are relevant in estimating the adequacy of the Company's allowance for loan losses. While management uses the best information available in conducting its evaluation, future adjustments to the allowance may be necessary if there are significant changes in economic conditions, collateral value or other elements used in conducting the review.

                    UNITED COMPANIES LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

   POLICY LOANS

     Policy loans are reported at unpaid principal balance.

   INVESTMENT IN LIMITED PARTNERSHIPS

     The Company's investment in limited partnerships, whose affairs are not controlled by the Company, is reflected on the equity method.

   SHORT-TERM INVESTMENTS

     At December 31, 1994, short-term investments totaled $54.7 million bearing interest rates ranging from 4.0% to 5.7% per annum.

INVESTMENT IN INDEBTEDNESS OF AFFILIATE

     The Company has invested in three subordinated debentures of an affiliate, which are carried at cost.

DEFERRED POLICY ACQUISITION COSTS

     Commissions and other costs related to the production of new and renewal business have been deferred. The deferred costs related to traditional life insurance are amortized over the premium payment period using assumptions consistent with those used in computing policy benefit reserves. Deferred costs related to annuities and interest sensitive products are amortized over the estimated life of the policy in relation to the present value of estimated gross profits on the contract. The Company periodically reviews the appropriateness of assumptions used in calculating the estimated gross profits on annuity contracts. Any change required in these assumptions may result in an adjustment to deferred policy acquisition costs which would affect income.

PROPERTY-NET

     Property is stated at cost less accumulated depreciation. Depreciation is computed on the straight-line and accelerated methods over the estimated useful lives on the assets.

POLICY BENEFIT RESERVES

     Policy benefit reserves for traditional life insurance policies have been provided on a net level premium method including assumptions as to investment yield, mortality and withdrawals based on the Company's experience and industry standards with provisions for possible adverse deviation. Investment yield assumptions range from 5.5% to 8.5% per annum. Policy benefit reserves include certain deferred profits on limited payment policies. These profits are being recognized in income over the policy term.

     Reserves for annuity policies and interest sensitive life policies represent the policy account balance, or accumulated fund value, before applicable surrender charges. Benefit claims incurred in excess of related policy account balances and interest credited during the period to policy account balances are charged to expense.

INCOME TAXES

     The Company files a consolidated federal income tax return with its Parent and other affiliated companies. The Parent allocates to the Company its proportionate share of the consolidated tax liability under a tax allocation agreement whereby each affiliate's federal income tax provision is computed on a

                    UNITED COMPANIES LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

separate return basis. Deferred income taxes are provided for the effect of revenues and expenses which are reported in different periods for financial reporting purposes than for tax purposes. Such differences result primarily from deferring policy acquisition costs, providing for bond and loan losses, differences in the methods of computing reserves, loan income, loan sale gains and depreciation.

PREMIUMS

     Income on short duration single premium contracts, primarily credit insurance products, is recognized over the contract period. Premiums on other insurance contracts principally traditional life insurance and limited payment life insurance policies, are recognized as revenue when due.

REINSURANCE

     The Company generally reinsures with other insurance companies the portion of any one risk which exceeds $100,000. On certain types of policies this limit is $25,000. The Company is contingently liable for insurance ceded to reinsurers. Premiums ceded under reinsurance agreements were $2.1 million, $3.6 million and $7.5 million in 1994, 1993 and 1992, respectively. Reserve credit taken under reinsurance agreements totaled $34.0 million, $35.2 million, and $30.4 million at December 31, 1994, 1993 and 1992, respectively.

     The Company has assumed the following reinsurance from other insurers:

                                                            INSURANCE
                                                             IN FORCE     PREMIUMS
                                                            ----------    --------
                                                                (IN THOUSANDS)
    1994..................................................  $1,106,148     $2,966
    1993..................................................   1,106,721      3,039
    1992..................................................     963,449      3,111

     The Company has a receivable at December 31, 1994 of approximately $35.1 million from one reinsurer; however, the funds supporting the receivable are escrowed in a separate trust account for the benefit of the Company by the reinsurer. The following table reflects the effect of reinsurance agreements on premiums and the amounts earned for the periods indicated.

                                                         YEAR ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1994       1993       1992
                                                      -------    -------    -------
                                                             (IN THOUSANDS)
    Direct premiums.................................  $10,537    $19,310    $27,338
    Reinsurance assumed.............................    2,966      3,039      3,111
    Reinsurance ceded...............................   (2,130)    (3,665)    (7,589)
                                                      -------    -------    -------
      Net insurance premiums........................  $11,373    $18,684    $22,860
                                                      =======    =======    =======

PARTICIPATING POLICIES

     Participating business, primarily related to the Company's pre-need funeral policies, represented 6.0%, 5.3% and 4.3% of the life insurance in force as of December 31, 1994, 1993 and 1992, respectively. The amount of dividends paid on participating policies is based on published dividend scales and totaled $1.0 million, $1.5 million and $1.8 million for the years ended December 31, 1994, 1993 and 1992, respectively.

                    UNITED COMPANIES LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

ACCOUNTING STANDARDS

     In May, 1993 and in October, 1994, the FASB issued Statements of Financial Accounting Standards Nos. 114 and 118 ("SFAS 114" and "SFAS 118") which address the accounting by creditors for impairment of loans and specify how allowances for credit losses related to certain loans should be determined. The statements also address the accounting by creditors for all loans that are restructured in a troubled debt restructuring involving modification of terms of a receivable. SFAS 114 and SFAS 118 are effective for financial statements for fiscal years beginning after December 15, 1994. Management believes that the adoption of these statements will not have a material effect on the financial statements of the Company.

2. INVESTMENTS

FIXED MATURITY SECURITIES

     The Company's portfolio of fixed maturity securities consisted of the following:

                                                        DECEMBER 31, 1994
                                      -----------------------------------------------------
                                      AMORTIZED      UNREALIZED     UNREALIZED       FAIR
                                         COST          GAINS          LOSSES        VALUE
                                      ----------     ----------     ----------     --------
                                                          (IN THOUSANDS)
    Available-for-Sale:
      U.S. Government...............  $   10,720      $      31      $     238     $ 10,513
      Municipal.....................         425             13             --          438
      Foreign.......................      18,433            190            603       18,020
      Corporate.....................     258,549            321         13,148      245,722
      Mortgage-backed...............     743,359             22         58,217      685,164
                                      ----------      ---------      ---------     --------
               Total................  $1,031,486      $     577      $  72,206     $959,857
                                      ----------      ---------      ---------     --------
    Held-to-Maturity:
      Corporate.....................  $   10,828      $     300      $     211     $ 10,917
      Mortgage-backed...............      46,563            110          2,505       44,168
                                      ----------      ---------      ---------     --------
               Total................  $   57,391      $     410      $   2,716     $ 55,085
                                      ==========      =========      =========     ========

                                                        DECEMBER 31, 1993
                                      -----------------------------------------------------
                                      AMORTIZED      UNREALIZED     UNREALIZED       FAIR
                                         COST          GAINS          LOSSES        VALUE
                                      ----------     ----------     ----------     --------
                                                          (IN THOUSANDS)
    Held-to-Maturity:
      U.S. Government...............  $   10,572      $     635      $      --     $ 11,207
      Municipal.....................         425             43             --          468
      Foreign.......................      18,519          1,835             --       20,354
      Corporate.....................     248,133         17,218            379      264,972
      Mortgage-backed...............     597,744         14,464          2,481      609,727
                                      ----------      ---------      ---------     --------
               Total................  $  875,393      $  34,195      $   2,860     $906,728
                                      ==========      =========      =========     ========

                    UNITED COMPANIES LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

     The cost and estimated fair value of fixed maturity securities by contractual maturity are shown below. Expected maturities may differ from contractual maturities because certain issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       DECEMBER 31, 1994
                                         ---------------------------------------------
                                          AVAILABLE-FOR-SALE        HELD-TO-MATURITY
                                         ---------------------    --------------------
                                         AMORTIZED      FAIR      AMORTIZED     FAIR
                                           COST        VALUE        COST        VALUE
                                         ---------    --------    ---------    -------
                                                        (IN THOUSANDS)
    1 year or less.....................  $  11,039    $ 11,085     $  2,700    $ 2,506
    Over 1 year through 5 years........     69,692      68,677        3,424      3,444
    Over 5 years through 10 years......    194,472     182,408        4,704      4,967
    After 10 years.....................     12,924      12,523           --         --
    Mortgage-backed securities.........    743,359     685,164       46,563     44,168
                                         ---------    --------      -------    -------
               Total...................  $1,031,486   $959,857     $ 57,391    $55,085
                                         =========    ========      =======    =======

     Net unrealized losses on available-for-sale securities of $46.8 million included in Stockholders' equity at December 31, 1994, are presented net of deferred income taxes of $25.2 million.

     Proceeds from the sales of investments in debt securities during 1994 totaled $84.2 million and resulted in realized investment gains of approximately $303,000 and realized investment losses of approximately $326,000. During 1993 and 1992, proceeds totaled $142.5 million and $251.4 million, respectively; resulting in realized capital gains of $1.5 million and $4.9 million, respectively. Realized losses for 1993 and 1992 were $1.8 million and $2.3 million, respectively. In addition to losses incurred in connection with the sale of investments during 1993, the Company reduced the carrying value of a corporate bond by $.5 million to reflect the Company's estimate of a permanent decline in the value of this investment. At December 31, 1994, securities with a cost of $8.8 million were on deposit with insurance regulatory authorities.

     In 1990, the Company securitized pools of commercial real estate loans owned by it in two transactions and in connection therewith sold pass-through certificates for which an election under the real estate mortgage investment conduit provisions ("REMIC") of the Internal Revenue Code were made. The Company retained as an investment subordinated junior certificates in both issues, as well as a senior certificate interest in the second issue.

     Included in "Held-to-maturity," fixed maturity securities are investments in the two REMIC's of approximately $46.6 million at December 31, 1994 and $48.9 million at December 31, 1993.

     A summary of the Company's investment in the REMIC's is as follows:

                                                   REMAINING
                                    DATE OF        PRINCIPAL       INTEREST      MATURITY
                                     ISSUE          BALANCE          RATE          DATE
                                 -------------   --------------    --------    -------------
                                                 (IN THOUSANDS)
    United Companies Life
      REMIC:
      Series 90-1, Class B-1...  Mar 29, 1990       $ 10,786         10.05%     Sep 25, 2009
      Series 90-2, Class A-3...  Dec 18, 1990         19,937          9.88%     May 25, 2000
      Series 90-2, Class B-1...  Dec 18, 1990         15,839          9.88%     Jan 25, 2009

                    UNITED COMPANIES LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

EQUITY SECURITIES

     The net unrealized capital gains and losses on common stocks are as follows:

                                                           DECEMBER 31, 1994
                                             ----------------------------------------------
                                                        UNREALIZED     UNREALIZED     FAIR
                                              COST        GAINS          LOSSES       VALUE
                                             ------     ----------     ----------     -----
                                                             (IN THOUSANDS)
    Trading................................  $  656        $ 51           $ 28        $ 679
    Available-for-Sale.....................     467          --            425           42
                                             ------         ---           ----         ----
               Total.......................  $1,123        $ 51           $453        $ 721
                                             ======         ===           ====         ====

MORTGAGE LOANS ON REAL ESTATE

     The following schedule summarizes the composition of mortgage loans on real estate:

                                                               DECEMBER 31,
                                                          -----------------------
                                                            1994           1993
                                                          --------       --------
                                                              (IN THOUSANDS)
    Residential.........................................  $158,943       $263,456
    Residential foreclosed..............................       151            148
    Commercial..........................................   156,428        190,338
    Commercial foreclosed...............................    19,187         18,969
                                                          --------       --------
                                                           334,709        472,911
    Allowance for loan losses...........................    (8,852)        (9,764)
    Unearned loan charges...............................      (418)          (592)
                                                          --------       --------
      Total.............................................  $325,439       $462,555
                                                          ========       ========

     Included in the loans owned at December 31, 1994 and 1993 were nonaccrual loans of $1.6 million and $6.1 million, respectively.

     The Company provides an estimate for future credit losses in an Allowance for Loan Losses. A summary analysis of the changes in the Company's allowance for loan losses is as follows:

                                                        YEAR ENDED DECEMBER 31,
                                                    -------------------------------
                                                     1994        1993        1992
                                                    -------     -------     -------
                                                            (IN THOUSANDS)
    Balance at beginning of year..................  $ 9,764     $ 8,286     $ 8,142
                                                    -------     -------     -------
    Loans charged to allowance....................   (5,986)     (3,515)     (4,731)
    Recoveries on loans previously charged to
      allowance...................................       15          --          --
                                                    -------     -------     -------
    Net loans charged off.........................   (5,971)     (3,515)     (4,731)
    Loan loss provision...........................    5,059       4,993       4,875
                                                    -------     -------     -------
    Balance at end of year........................  $ 8,852     $ 9,764     $ 8,286
                                                    -------     -------     -------
    Specific reserves.............................  $ 4,084     $ 3,452     $ 3,048
    Unallocated reserves..........................    4,768       6,312       5,238
                                                    -------     -------     -------
               Total reserves.....................  $ 8,852     $ 9,764     $ 8,286
                                                    =======     =======     =======

     At December 31, 1994 and 1993, the Company owned $19.2 million and $18.9 million, respectively, of property acquired in settlement of loans, excluding the specific reserves attributed to these

                    UNITED COMPANIES LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

properties, which is included in the Company's allowance for loan losses to reduce the carrying value of these properties to their market value.

INVESTMENT IN LIMITED PARTNERSHIPS

     Following is an analysis of the Company's investment in limited partnerships:

                                                         YEAR ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1994       1993       1992
                                                      -------    -------    -------
                                                             (IN THOUSANDS)
    Balance, beginning of year......................  $26,698    $32,824    $28,026
    Contributions and capitalized costs.............    5,168      4,326      6,140
    Net partnership income..........................    1,480      2,944      2,016
    Distributions...................................   (6,674)   (13,396)    (3,358)
                                                      -------    -------    -------
    Balance, end of year............................  $26,672    $26,698    $32,824
                                                      =======    =======    =======

     The limited partnerships were formed for the purpose of participating in privately placed mezzanine investments. These investments, acquired in leveraged investment transactions, generally include higher risk subordinated debt combined with equity securities.

INVESTMENT INCOME

     Investment income by type that exceeds five percent of total investment income was as follows:

                                                       YEAR ENDED DECEMBER 31,
                                                   --------------------------------
                                                     1994        1993        1992
                                                   --------    --------    --------
                                                            (IN THOUSANDS)
    Fixed maturity securities....................  $ 74,443    $ 63,751    $ 48,579
    Mortgage loans on real estate................    43,269      45,369      51,323
    Short-term investments.......................     1,023       1,788       6,039
    All other investment income..................     7,396       9,795      10,292
                                                   --------    --------    --------
                                                    126,131     120,703     116,233
    Less: Investment expenses....................   (11,751)    (11,042)    (11,419)
                                                   --------    --------    --------
               Net investment income.............  $114,380    $109,661    $104,814
                                                   ========    ========    ========

                    UNITED COMPANIES LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

REALIZED INVESTMENT GAINS (LOSSES)

     Net realized investment gains (losses) were as follows:

                                                        YEAR ENDED DECEMBER 31,
                                                    --------------------------------
                                                     1994         1993        1992
                                                    -------     --------     -------
                                                             (IN THOUSANDS)
    Fixed maturity securities:
      Gross gains.................................  $   303     $  1,536     $ 4,872
      Gross losses................................     (326)      (1,816)     (2,337)
      Loss provision..............................       --         (500)         --
                                                    -------     --------      ------
               Total fixed maturity securities....      (23)        (780)      2,535
                                                    -------     --------      ------
    Equity securities:
      Gross gains.................................       --           62           9
      Gross losses................................       (8)     (14,895)        (87)
                                                    -------     --------      ------
               Total equity securities............       (8)     (14,833)        (78)
                                                    -------     --------      ------
    Mortgage loans on real estate:
      Gains (losses) on sale......................       --        1,018       3,310
      Loss provision..............................   (5,059)      (4,993)     (4,875)
                                                    -------     --------      ------
               Total mortgage loans on real
                 estate...........................   (5,059)      (3,975)     (1,565)
                                                    -------     --------      ------
    Investment real estate:
      Gains (losses) on sale......................      279          195         320
                                                    -------     --------      ------
    Other:
      Gains (losses) on sale......................       --           --         274
                                                    -------     --------      ------
               Realized investment gains
                 (losses).........................  $(4,811)    $(19,393)    $ 1,486
                                                    =======     ========      ======

3. PROPERTY-NET

     Property is summarized as follows:

                                                                  DECEMBER 31,
                                                               ------------------
                                                                1994       1993
                                                               -------    -------
                                                                 (IN THOUSANDS)
    Land and buildings.......................................  $30,516    $30,800
    Furniture, fixtures and equipment........................    2,084      2,041
                                                               -------    -------
               Total.........................................   32,600     32,841
    Less accumulated depreciation............................   (9,228)    (8,523)
                                                               -------    -------
               Total.........................................  $23,372    $24,318
                                                               =======    =======

                    UNITED COMPANIES LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

     Rental expense on operating leases, including real estate, computer equipment and automobiles, totaled $.3 million, $.3 million and $.4 million during 1994, 1993 and 1992, respectively. Minimum annual commitments under noncancellable operating leases are as follows (in thousands):

                                                                   DECEMBER 31,
                                                                       1994
                                                                   ------------
        1995.....................................................     $  445
        1996.....................................................        538
        1997.....................................................        532
        1998.....................................................        533
        1999.....................................................        514
                                                                      ------
                   Total.........................................     $2,562
                                                                      ======

4. INCOME TAXES

     The provision (benefit) for income taxes attributable to operations is as follows:

                                                         YEAR ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1994       1993       1992
                                                      -------    -------    -------
                                                             (IN THOUSANDS)
    Current.........................................  $ 5,915    $(2,263)   $ 4,402
    Deferred........................................   (2,721)    (1,844)    (2,964)
                                                      -------    -------    -------
               Total................................  $ 3,194    $(4,107)   $ 1,438
                                                      =======    =======    =======

     Deferred income taxes attributable to operations were provided for temporary differences as follows:

                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                                            1992
                                                                       --------------
                                                                       (IN THOUSANDS)
    Reserves for future policy benefits..............................     $ (4,363)
    Policy acquisition costs.........................................          335
    Loan income......................................................          (60)
    Accelerated depreciation.........................................          281
    Loan servicing income............................................         (102)
    Bond valuation adjustments.......................................          506
    Other............................................................          439
                                                                          --------
               Total.................................................     $ (2,964)
                                                                          ========

                    UNITED COMPANIES LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

     Reported income tax expense attributable to operations differs from the amount computed by applying the statutory federal income tax rate to income from operations before income taxes for the following reasons:

                                                          YEAR ENDED DECEMBER 31,
                                                        ---------------------------
                                                         1994      1993       1992
                                                        ------    -------    ------
                                                              (IN THOUSANDS)
    Federal income tax (benefit) at statutory rate....  $3,178    $(4,328)   $1,858
    Differences resulting from:
      Reversal of temporary differences at prior tax
         rates........................................      --         48        26
      State income taxes..............................      --         --       170
      Dividends from affiliate........................      --         --      (561)
      Other...........................................      16        173       (55)
                                                        ------    -------    ------
    Reported income tax provision (benefit)...........  $3,194    $(4,107)   $1,438
                                                        ======    =======    ======

     The significant components of the Company's net deferred income tax benefit and liability are as follows:

                                                              YEAR ENDED DECEMBER
                                                                      31,
                                                              -------------------
                                                                1994       1993
                                                              --------    -------
                                                                 (IN THOUSANDS)
    Deferred income tax benefit:
      Policy reserves.......................................  $ 21,457    $16,166
      Investment securities.................................    27,263      1,137
      Loan income...........................................     1,956      2,355
      Other.................................................         4          5
                                                              --------    -------
               Total........................................  $ 50,680    $19,663
                                                              --------    -------
    Deferred income tax liabilities:
      Real estate...........................................  $  3,926    $ 3,675
      Deferred policy acquisition costs.....................    29,626     26,800
                                                              --------    -------
               Total........................................  $ 33,552    $30,475
                                                              --------    -------
    Net deferred income tax (benefit) liability.............  $(17,128)   $10,812
                                                              ========    =======

     Payments made for income taxes during the years ended December 31, 1994, 1993 and 1992 were $1.4 million, $.6 million and $4.2 million, respectively.

     Retained earnings at December 31, 1994 include approximately $5.2 million of "Policyholders' Surplus" on which no federal income tax payment will be required unless it is distributed as a dividend or exceeds the limits prescribed by tax laws applicable to life insurance companies. A deferred income tax liability has not been recognized for this amount. The maximum federal income tax provision possibly required based on the current federal income tax rate would be $1.8 million.

     The Company had a current income tax payable in the amount of $1.7 million at December 31, 1994, which is included in "Other liabilities;" and a $2.8 million current income tax receivable at December 31, 1993, which is included in "Other assets."

5. TRANSACTIONS WITH AFFILIATES

     The Company has an agreement with UCLC to purchase qualifying residential home equity mortgage loans originated or purchased and underwritten by UCLC. These loans are usually held three to six months

                    UNITED COMPANIES LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

until resold to UCLC for sale by UCLC in loan securitizations. Also, under an agreement, UCLC is obligated to repurchase these home-equity loans previously sold to the Company when such loans are foreclosed upon. At December 31, 1994, approximately $136.5 million of home-equity loans originated by UCLC were owned by the Company. During the years ended December 31, 1994, 1993 and 1992 the Company purchased home-equity loans of approximately $893.0 million, $569.9 million and $310.0 million, respectively, from UCLC. Sales of these home-equity loans to UCLC by the Company were $932.7 million in 1994, $457.3 million in 1993, and $323.7 million in 1992. No gain or loss was recorded by the Company in these transactions.

     As of December 31, 1994, 1993 and 1992 UCLC serviced loans owned by UCLIC having aggregate unpaid principal balances of approximately $296.9 million, $338.7 million and $376.5 million, respectively. The Company paid servicing fees relative to these loans of approximately $1.1 million in 1994, $1.3 million in 1993 and $1.4 million in 1992.

     The Company leases Home Office space to its Parent and other affiliates. Rent income attributable to these affiliates was approximately $1.0 million in each of the years ended December 31, 1994, 1993 and 1992.

     United Companies Realty and Development ("UCRD"), an affiliate, managed the Company's Home Office buildings under a real estate management contract in 1994 and 1993. The Company paid approximately $306,000 and $312,000 to UCRD in management fees in 1994 and 1993, respectively.

     The Company is allocated certain costs from its Parent and affiliates under a cost sharing agreement. Amounts allocated to the Company from UCFC and affiliates were as follows:

                                                          YEAR ENDED DECEMBER 31,
                                                         --------------------------
                                                          1994      1993      1992
                                                         ------    ------    ------
                                                              (IN THOUSANDS)
    Personnel expense..................................  $1,776    $  937    $1,176
    Data processing expenses...........................    (271)      226     1,091
    Other operating expenses...........................   1,803     1,226       867
                                                         ------    ------    ------
               Total...................................  $3,308    $2,389    $3,134
                                                         ======    ======    ======

     During 1993 the Company assumed responsibility for the data processing operations. Therefore, by 1994 its data processing expenses became almost entirely direct expenses, whereas, in 1992 they were all allocated.

     In May 1993, the Company purchased three subordinated debentures from UCLC. Listed below is summarized information on the subordinated debentures that were issued by UCLC:

              DATE OF        PRINCIPAL     INTEREST       MATURITY
SERIES         ISSUE          BALANCE        RATE           DATE
------     -------------    -----------    --------     -------------
A-1         May 14, 1993    $ 3,000,000      6.05%       May 20, 1998
B           May 14, 1993      3,000,000      6.64%       May 20, 2000
C           May 14, 1993      4,000,000      7.18%       May 20, 2003
                            -----------
  Total                     $10,000,000
                            ===========

     Interest income received from UCLC with respect to those subordinated debentures totaled approximately $668,000 and $345,000 during 1994 and 1993, respectively. All principal is payable upon maturity.

     The Company is a participant in UCFC's consolidated income tax agreement. See Note 1.

                    UNITED COMPANIES LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

6. EMPLOYEE BENEFIT PLANS

     All employees who meet minimum age and service requirements participate in UCFC's Employee Stock Ownership Plan ("ESOP"). Under the ESOP, UCFC makes tax deductible contributions of its common stock (or cash which is used to purchase its common stock or to repay debt used by the ESOP to purchase such stock) to a trust for the benefit of participating employees. Contributions are allocated among participants based on years of service and compensation. Upon retirement, death or disability, the employee or a beneficiary receives the designated common stock.

     Contributions to the ESOP are determined on an annual basis. The Company's contributions to the ESOP were $189,000, $74,000 and $58,000 for the years ended December 31, 1994, 1993 and 1992, respectively.

     Eligible employees may elect to participate in the UCFC Employees' Savings Plan and Trust which is designed to be a qualified plan under Sections 401(a) and 401(k) of the Internal Revenue Code. Under the plan, employees are allowed to defer income on a pre-tax basis through contributions to the plan and the Company matches a portion of such contributions. The Company's matching contributions totaled $138,000, $49,000 and $47,000 during 1994, 1993 and 1992, respectively. Employees have five investment options, one of which is to invest in the Parent's common stock.

7. REGULATORY ACCOUNTING

     Accounting records of the Company are also maintained in accordance with practices prescribed or authorized by insurance regulatory authorities. Prescribed statutory accounting principles include a variety of publications of the National Association of Insurance Commissioners, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company's capital and surplus pursuant to the regulatory accounting basis as of December 31, 1994 and 1993 was $90.0 million and $84.8 million, respectively. On a regulatory accounting basis, net gain from operations for the years ended December 31, 1994, 1993 and 1992 was $9.7 million, $13.0 million, and $14.0 million, respectively. Net income (loss) on a regulatory accounting basis, which includes realized capital gains and losses, was $5.8 million, $(1.7) million, and $11.0 million for the years ended December 31, 1994, 1993 and 1992, respectively. As a Louisiana domiciled insurance company, the Company is subject to certain regulatory restrictions on the payment of dividends. At December 31, 1994, dividends of $8.2 million may be paid without prior regulatory approval. The Company did not pay any dividends during 1992, 1993 or 1994 in order to retain capital.

     The Company received written approval from the Louisiana Department of Insurance to invest in first lien residential mortgage loans originated by UCLC on a short-term basis without recording the assignment of the mortgage loans to the Company, which differs from prescribed statutory accounting practices. Statutory accounting practices prescribed by the State of Louisiana require that investments in mortgage loans be secured by unrestricted first liens on the underlying property. As of December 31, 1994, statutory surplus was increased by approximately $46 million as a result of this permitted practice.

8. DISCLOSURE ABOUT FINANCIAL INSTRUMENTS

     Statement of Financial Accounting Standards No. 107 ("SFAS 107") requires that the Company disclose the estimated fair values of its financial instruments, both assets and liabilities recognized and not recognized in its financial statements.

     SFAS 107 defines financial instruments as cash and contractual rights and obligations that require settlement in cash or by exchange of financial instruments. Fair value is defined as the amount at which the

                    UNITED COMPANIES LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

instrument could be exchanged in a current transaction between willing parties other than in a forced or liquidation sale.

     The carrying value and fair value of the Company's financial assets and liabilities were as follows:

                                                            DECEMBER 31, 1994
                                                         ------------------------
                                                         CARRYING         FAIR
                                                           VALUE         VALUE
                                                         ---------     ----------
                                                         (IN THOUSANDS)
    Financial assets:
      Investments:
         Fixed maturity securities:
            Available-for-sale.........................  $ 959,857     $  959,857
            Held-to-maturity...........................     57,391         55,085
         Equity securities:
            Trading....................................        679            679
            Available-for-sale.........................         42             42
         Mortgage loans on real estate.................    325,439        322,954
         Policy loans..................................     20,243         20,243
         Investment in limited partnership.............     26,672         26,672
         Short-term investments........................     54,664         54,664
         Cash..........................................     13,169         13,169
    Financial liabilities:
      Annuity reserves.................................  1,425,973      1,354,944
      Other liabilities................................      9,010          9,010

     The above values do not reflect any premium or discount from offering for sale at one time the Company's entire holdings of a particular financial instrument. Fair value estimates are made at a specific point in time based on relevant market information, if available. Because no market exists for certain of the Company's financial instruments, fair value estimates for these assets and liabilities were based on subjective estimates of market conditions and perceived risks of the financial instruments. Fair value estimates were also based on judgments regarding future loss and prepayment experience and were influenced by the Company's historical information.

     The following methods and assumptions were used to estimate the fair value of the Company's financial instruments.

INVESTMENTS

   FIXED MATURITY AND EQUITY SECURITIES

     The estimated fair value for the Company's investment portfolio was generally determined from quoted market prices for publicly traded securities. Certain of the securities owned by the Company may trade infrequently or not at all; therefore, fair value for these securities was determined by management by evaluating the relationship between quoted market values and carrying value and assigning a liquidity factor to this segment of the investment portfolio.

   MORTGAGE LOANS ON REAL ESTATE

     The fair value of the Company's loan portfolio was determined by segregating the portfolio by type of loan and further by its performing and non-performing components. Performing loans were further segregated based on the due date of their payments, an analysis of credit risk by category was performed

                    UNITED COMPANIES LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

and a matrix of pricing by category was developed. Loans which had been identified for sale were valued at their estimated sales price, which includes the estimated value of the portion of the interest and fees which are not sold with the securities backed by the loans. Loans which were current but not identified for sale were valued at remaining principal balance which is believed to represent an estimate of market discount from similar loans identified for sale. The fair value of delinquent loans was estimated by using the Company's historical recoverable amount on defaulted loans.

   POLICY LOANS

     Policy loans are generally settled at the loan amount plus accrued interest; therefore, the carrying value of these assets is a reasonable estimate of their fair values.

   SHORT-TERM INVESTMENTS

     The carrying amount of short-term investments approximates their fair values because these assets generally mature in 90 days or less and do not present any significant credit concerns.

   INVESTMENT IN LIMITED PARTNERSHIPS

     The fair value of the Company's investment in limited partnerships approximated their carrying value at December 31, 1994.

   ANNUITY RESERVE

     The Company's annuity contracts generally do not have a defined maturity and are considered as deposits under SFAS 97. SFAS 107 states that the fair value to be disclosed for deposit liabilities with no defined maturities is the amount payable on demand at the reporting date. Accordingly, the Company has estimated the fair value of its annuity reserves as the cash surrender value of these contracts at December 31, 1994.

   OTHER LIABILITIES

     Other liabilities are comprised primarily of accrued interest payable and current income taxes payable. In estimating the fair value of these assets and liabilities, the Company scheduled the timing of their estimated cash flows and discounted these cash flows based on a market rate of interest.

                    UNITED COMPANIES LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

9. QUARTERLY FINANCIAL DATA (UNAUDITED)

     Summarized quarterly financial date is as follows:

                                                        THREE MONTHS ENDED
                                       ----------------------------------------------------
                                       MARCH 31    JUNE 30    SEPTEMBER 30     DECEMBER 31
                                       --------    -------    -------------    ------------
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
    1994
    Total Revenues...................  $ 32,806    $34,512       $35,554         $ 34,880
    Income from operations before
      income taxes...................     1,579      2,925         2,703            1,873
    Net income.......................     1,024      1,897         1,753            1,212
                                       --------    -------       -------          -------
    1993
    Total revenues...................  $ 20,459    $34,695       $34,440         $ 35,393
    Income from operations before
      income taxes...................   (15,493)      (878)        1,829            2,177
    Net income (loss)................   (10,227)      (613)        1,121            1,461
                                       ========    =======       =======          =======

     The loss from operations before income taxes in the quarter ended March 31, 1993, included a $15.0 million realized loss on the disposal of Foster Mortgage preferred stock.

10. CONTINGENCIES

     The Company is subject to various litigation arising during the ordinary course of business. While the outcome of such litigation cannot be predicted with certainty, management does not expect the resolution of these matters to have a material adverse effect on the financial condition or results of operations of the Company.

                         FINANCIAL STATEMENT SCHEDULES

                                                                      SCHEDULE I

                    UNITED COMPANIES LIFE INSURANCE COMPANY

                             SUMMARY OF INVESTMENTS
                               DECEMBER 31, 1994

                                                                             AMOUNT SHOWN
              TYPE OF INVESTMENT                   COST         VALUE      ON BALANCE SHEET
-----------------------------------------------  ---------    ---------    ----------------
                                                            (IN THOUSANDS)
Fixed maturity securities available for sale:
  U.S. Government and agencies and
     authorities...............................  $ 706,815   $  652,102       $  652,102
  Municipal....................................        425          438              438
  Foreign......................................     18,433       18,020           18,020
  Public utilities.............................     18,678       18,039           18,039
  All other corporate bonds....................    287,135      271,258          271,258
                                                 ----------  ----------       ----------
           Total fixed maturity securities
             available
             for sale..........................  $1,031,486  $  959,857       $  959,857
                                                 ----------  ----------       ----------
Fixed maturity securities held to maturity:
  All other corporate bonds....................     57,391       55,085           57,391
                                                 ----------  ----------       ----------
           Total fixed maturity securities.....  $1,088,877  $1,014,942       $1,017,248
                                                 ----------  ----------       ----------
Equity securities:
  Common stocks
     Banks, trust and insurance companies......  $      19   $       17       $       17
     Industrial and miscellaneous..............      1,104          704              704
                                                 ----------  ----------       ----------
           Total equity securities.............  $   1,123   $      721       $      721
                                                 ----------  ----------       ----------
Mortgage loans on real estate..................  $ 325,439       XXXXXX       $  325,439
Policy loans...................................  $  20,243       XXXXXX       $   20,243
Other long-term investments....................  $  26,672       XXXXXX       $   26,672
Short-term investments.........................  $  54,664       XXXXXX       $   54,664
                                                 ----------  ----------       ----------
           Total investments...................  $1,517,018      XXXXXX       $1,444,987
                                                 ==========  ==========       ==========

                                                                    SCHEDULE III

                    UNITED COMPANIES LIFE INSURANCE COMPANY

                      SUPPLEMENTARY INSURANCE INFORMATION
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1994

                              COLUMN B       COLUMN C     COLUMN D   COLUMN F        COLUMN G     COLUMN H        COLUMN I & J
                              ---------    -------------  ---------  ---------    -------------- --------         ----------------
                                                                                                                  DEFERRED POLICY
                              DEFERRED                                                            BENEFITS,       ACQUISITION COST
                               POLICY                                                             CLAIMS,         AMORTIZATION AND
                              ACQUISITION   FUTURE POLICY UNEARNED    PREMIUM     NET INVESTMENT  LOSSES,         OTHER OPERATING
          COLUMN A              COSTS       BENEFITS(1)   PREMIUMS   REVENUES(3)       INCOME       ETC.             EXPENSES
          --------            ---------    -------------  ---------  ---------    --------------  --------        ----------------
                                                               (IN THOUSANDS)
Year ended December 31,
  1994.......................  $91,915       $ 1,542,474   $ 4,491    $11,373        $114,380     $12,654          $25,815
Year ended December 31,
  1993.......................  $83,495       $ 1,418,311   $10,260    $18,684        $109,661     $18,200          $23,915
Year ended December 31,
  1992.......................  $80,007       $ 1,272,732   $17,138    $22,860        $104,814     $20,843          $21,553

NOTES:

(1) Column C includes accumulated fund values on annuity and interest sensitive products.

(2) Column E is omitted as amounts are not material and are included with Column C.

(3) Column F excludes premiums on annuity and interest sensitive products which are accounted for as deposits.

(4) Column I and J are combined as actuarial method employed to determine Deferred Policy Acquisition Cost provides only the net asset change for the period.

                                                                     SCHEDULE IV

                    UNITED COMPANIES LIFE INSURANCE COMPANY

                                  REINSURANCE
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1994

                                                                                        COLUMN F
                                                                                       ----------
                                                                                       PERCENTAGE
                                                              COLUMN D                     OF
                                                  COLUMN C    ---------                  AMOUNT
                                     COLUMN B     --------     ASSUMED     COLUMN E     ASSUMED
                                     ---------    CEDED TO      FROM       ---------       TO
                                      DIRECT       OTHER        OTHER         NET         NET
             COLUMN A                 AMOUNT      COMPANIES   COMPANIES     AMOUNT       AMOUNT
-----------------------------------  ---------    --------    ---------    ---------    --------
                                                           (IN THOUSANDS)
December 31, 1994
  Life insurance in force..........  $ 709,883    $177,585    $1,106,148    $1,638,446      67.5%
                                     ---------    --------    ----------    ----------
  Premiums
     Life insurance................  $   7,467    $  1,931    $    2,959    $    8,495      34.8%
     Accident and health
        insurance..................      3,070         199             7         2,878       0.2%
                                     ---------    --------    ----------    ----------      ----
           Total premiums..........  $  10,537    $  2,130    $    2,966    $   11,373      26.1%
                                     ---------    --------    ----------    ----------      ----
December 31, 1993
  Life insurance in force..........  $ 956,788    $215,917    $1,106,721    $1,847,591      59.9%
                                     ---------    --------    ----------    ----------
  Premiums
     Life insurance................  $  12,260    $  2,672    $    2,893    $   12,481      23.2%
     Accident and health
        insurance..................      6,418         214            (1)        6,203        --
                                     ---------    --------    ----------    ----------      ----
           Total premiums..........  $  18,678    $  2,886    $    2,892    $   18,684      15.5%
                                     ---------    --------    ----------    ----------      ----
December 31, 1992
  Life insurance in force..........  $1,220,191   $267,942    $  963,449    $1,915,698      50.3%
                                     ---------    --------    ----------    ----------
  Premiums
     Life insurance................  $  18,437    $  4,761    $    2,468    $   16,144      15.3%
     Accident and health
        insurance..................      6,942         204           (22)        6,716        --
                                     ---------    --------    ----------    ----------      ----
           Total premiums..........  $  25,379    $  4,965    $    2,446    $   22,860      10.7%
                                     =========    ========    ==========    ==========      ====

                                                                      SCHEDULE V

                    UNITED COMPANIES LIFE INSURANCE COMPANY

                       VALUATION AND QUALIFYING ACCOUNTS
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1994

                                                     COLUMN C              COLUMN D
                                  COLUMN B           ADDITIONS           DEDUCTIONS(2)    COLUMN E(3)
                                  --------    -----------------------    -------------    -----------
                                  BALANCE     CHARGED
                                     AT       TO COSTS      CHARGED                       BALANCE AT
                                  BEGINNING     AND        TO OTHER                           END
            COLUMN A              OF YEAR     EXPENSES    ACCOUNTS(1)                       OF YEAR
--------------------------------  --------    --------    -----------    -------------    -----------
                                                           (IN THOUSANDS)
December 31, 1994
  Allowance for loan losses.....  $ 9,764      $  (912)     $    --         $    --         $ 8,852
  Allowance for bond losses.....      500           --           --             500              --
  Unearned loan charges.........      592           --           --             174             418
                                  -------      -------      -------         -------         -------
           Total................  $10,856      $  (912)     $    --         $   674         $ 9,270
                                  -------       ------      -------         -------         -------
December 31, 1993
  Allowance for loan losses.....  $ 8,286      $ 1,478      $    --         $    --         $ 9,764
  Allowance for bond losses.....       --          500           --              --             500
  Unearned loan charges.........      764           --           --             172             592
                                  -------      -------      -------         -------         -------
           Total................  $ 9,050      $ 1,978      $    --         $   172         $10,856
                                  -------      -------      -------         -------         -------
December 31, 1992
  Allowance for loan losses.....  $ 8,142      $   144      $    --         $    --         $ 8,286
  Allowance for bond losses.....    3,000           --           --           3,000              --
  Unearned loan charges.........    1,269           --           --             505             764
                                  -------      -------      -------         -------         -------
           Total................  $12,411      $   144      $    --         $ 3,505         $ 9,050
                                  =======      =======      =======         =======         =======

---------------

NOTES:

(1) Represents the approximate amount of unearned loan charges on installment loans originated during the period.

(2) Represents loans and bonds charged off and loan charges earned during the period.

(3) All of the above are deducted in the balance sheet from the asset to which they apply.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

ITEM                                                                                 PAGE
----                                                                                 ----
Company............................................................................    3
Experts............................................................................    3
Legal Opinions.....................................................................    3
Distributor........................................................................    3
Yield Calculation for Money Market Sub-Account.....................................    3
Performance Information............................................................    4
Annuity Provisions.................................................................    5
Financial Statements...............................................................    6

                                    APPENDIX

               EXAMPLES OF APPLICATION OF MARKET VALUE ADJUSTMENT

     The MVA Account currently offers the following Guarantee Periods: 3 years, 5 years, and 7 years.

     Each subsequent Purchase Payment and transfer into the MVA Account will be allocated to a new Guarantee Period with a new Effective Date specified and a Guaranteed Interest Rate. These new Guarantee Period Account(s) will count toward the ten investment option limit.

     Contingent Deferred Sales Charges are calculated before the imposition of any Market Value Adjustment.

     Any Free Withdrawal is allocated on a pro-rata basis between all investment options (Fixed, MVA or Separate Account) affected by the withdrawal. In the event of a full withdrawal, the Free Withdrawal provision is not available.

     The Market Value Adjustment Factor is:

                           n/12
          (1 + i)
[     --------------      ]      - 1
      (1 + j + .005)

        where:

               i = Current Interest Rate credited to the Owner's Contract Value or the Certificate Holder's Account Value allocated to a Guarantee
                   Period as of the beginning of the Guarantee Period.
               j = Current Interpolated U.S. Constant Maturity Treasury Rate ("CITR")
                   for the time remaining in the current Guarantee Period plus the difference between i and the corresponding CITR rate at time of purchase.
               n = Number of full months remaining in the Guarantee Period.

        The examples below assume the following:

                1. An initial Purchase Payment of $10,000.00 is allocated to the
                   7-Year MVA Account on January 1, 1995.
                2. The Guaranteed Interest Rate on the 7-Year Guarantee Period was
                   10%.
                3. On January 1, 1995, the 7-Year Treasury Rate was 9%.
                4. On April 7, 1998, the following Treasury Rates were in effect:
                    1-Year Treasury.................................    6%
                    3-Year Treasury.................................    8%
                    5-Year Treasury.................................    9%
                    7-Year Treasury.................................   10%
                5. No additional Purchase Payments were made and there were no partial withdrawals or transfers.

EXAMPLE 1:

     Assume there is a complete withdrawal on April 7, 1998 and the Account Value is $13,651.43.

     The Contingent Deferred Sales Charge (CDSC) applicable on April 7, 1998 is 4%. (See "Charges and Deductions -- Deduction for Contingent Deferred Sales Charge.") The dollar amount of the CDSC is $400.

     The MVA Factor is calculated as follows:

                           n/12
          (1 + i)
[     --------------      ]     - 1
      (1 + j + .005)

        where  i = .10

               n = 44

               j = (CITR + (Guaranteed Interest Rate at Issue -- Corresponding
                   Treasury Rate at Issue))

                        CITR =  ((44 - 36)X.09) + ((60 - 44)X.08)   = .0833333
                               ------------------------------------
                                            (60 - 36)

             MVA FACTOR =                        (1 + .10)                         44/12
                             [   ------------------------------------------    ]
                                    (1 + (.0833333 + (.10 - .09) + .005)                - 1 = +.005575


     The Withdrawal Value = Account Value + (MVA Adjustment X Account Value) - CDSC

     Withdrawal Value = $13,651.43 + ($13,651.43 X .005575) - $400 = $13,327.54

EXAMPLE 2:

     Assume the same facts as above except there is a partial withdrawal on April 7, 1998 of $5,000.00.

     The Contingent Deferred Sales Charge (CDSC) applicable on April 7, 1998 is 4%. (See "Charges and Deductions -- Deduction for Contingent Deferred Sales Charge.") The dollar amount of the CDSC for a complete withdrawal is $400. Because this is a partial withdrawal, a portion can be withdrawn without the imposition of the CDSC (Free Withdrawal). (See "Charges and
Deductions -- Deduction for Contingent Deferred Sales Charge -- Free Withdrawal.") The Free Withdrawal amount is measured at the beginning of the Contract/Certificate Year as the greater of the earnings in the Account or 10% of Purchase Payments.

     The MVA Factor will be the same as in Example 1, i.e. + .005575.

     The Free Withdrawal for 1998 is the larger of the following:
                            $13,313.48 - $10,000.00 = $3,313.48
                            10% X $10,000.00 = $1,000.00

     Therefore, the Free Withdrawal Amount is $3,313.48.

     The Amount of the CDSC = ($5,000.00 - $3,313.48) X .04 = $67.46

     The Withdrawal Value = Amount of Withdrawal + (MVA Adjustment X Amount of
                            Withdrawal) - CDSC

= $5,000 + (.005575 X $5,000) - $67.46

= $4,960.42

                                       A-2